--------------------------------------------------------------------------------
SMALL CAP STOCK PORTFOLIO                            FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS
--------------------------------------------------------------------------------

MARKET ANALYSIS
The Small Cap Stock Portfolio had a disappointing year with a total return of -10.55%. The fund underperformed its benchmark, the Russell 2000 Index(1), by 7.53% in the year ended December 31, 2000. Year 2000 was a difficult period for the U.S. Equity markets; the broad small cap market narrowly outperformed the S&P 500(2) for the year, but both were in negative territory. The Russell 2000 Index returned -3.02% for the 12 months ended December 31, 2000, while the S&P 500 returned -9.10% during the same period.

The year was one characterized by extreme volatility and a flight to value stocks, as small cap value names dominated performance and many of last year's best performing small telecom, technology and services names plunged. Pharmaceuticals were a clear exception, proving that investors were still interested in companies with strong growth potential and were eager to find substitutes for down-sized tech names. A slowing economy, replete with earnings disappointments and political uncertainty, undermined investor confidence in growth stocks and internet-related names in particular. This movement away from growth stocks was represented by the notable disparity between the Russell style indexes during the year. Small cap value stocks were the top performers for the year as the Russell 2000 Value Index(3) +22.83% outperformed the Russell 2000 -3.02% and the Russell 2000 Growth(4) -22.43%.
PERFORMANCE ANALYSIS
Sector allocation and stock selection detracted about equally from return for the year, as the portfolio underperformed the index in 13 of 18 sectors. The Portfolio's holdings in the (i) pharmaceuticals, (ii) energy and (iii) finance sectors contributed most to overall return, while holdings in the (i) services,
(ii) telecommunications and (iii) software sectors were detractors.
Holdings that contributed most to performance for the past twelve months included Human Genome Sciences (pharmaceuticals), Shaw Group (industrial cyclical) and Power-One (hardware). Human Genome Sciences (+81.65%) is a company that develops products that predict, prevent, treat and cure disease based on gene science. Shares of HGSI benefited from a market that favored biotech companies with strong drug pipelines for most of the year. Holdings that detracted most from performance for the past twelve months included DiamondCluster International (services), Tumbleweed Communications (services) and Advanced Fibre Communications (hardware). DiamondCluster International (-68.03%) is a technology consulting firm

(1) The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.
(2) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.
(3) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not include fees or expenses and is not available for direct investment.
(4) The Russell 2000 Growth Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not include fees or expenses and is not available for direct investment.

that develops and implements e-business strategies which focus on information technology. Shares of DTPI fell despite posting positive financial results, increasing its client base, and growing its overseas business. The company, previously known as Diamond Technology Partners, combined with Cluster Consulting in late November and changed its name to DiamondCluster International.

OUTLOOK
The portfolio's tilt toward the growth sectors of the economy had the most negative impact on performance during the first half of the year (due in large part to the technology correction in April and May). Stock selection was the main detractor from performance during the second half of the year. Looking ahead we expect continued broadening trends that favor a multi-sector investment strategy. Our continued emphasis on security selection is well suited to a market environment in which valuations are likely to be driven by fundamentals.

MARIAN U. PARDO
ALEXANDRA WELLS
Portfolio Managers
J.P. MORGAN INVESTMENT MANAGEMENT INC.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00



                                              % of portfolio

     Cleco Corp.                              1.6
     National-Oilwell, Inc.                   1.4
     Shaw Group, Inc.                         1.4
     CMS Energy Corp.                         1.3
     Newfield Exploration Co.                 1.2
     Internet Security Systems, Inc.          1.2
     Heller Financial, Inc.                   1.2
     Protective Life Corp.                    1.1
     Allied Capital Corp.                     1.1
     On Assignment, Inc.                      1.1


------------------------------------------------

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



 HEALTHCARE/DRUGS    18.5%

Other                14.0%
Industrial Cyclical  13.6%
Finance               9.9%
Technology           13.3%
Consumer Services     9.4%
Energy                8.0%
REITs                 4.5%
Insurance             4.5%
Utilities             4.3%


--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
SMALL CAP STOCK PORTFOLIO                            FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SMALL CAP STOCK PORTFOLIO, MANAGED BY
J.P. MORGAN INVESTMENT VS. RUSSELL 2000 INDEX
Growth Based on $10,000+



       SMALL CAP STOCK PORTFOLIO,  RUSSELL 2000

                 managed by JPMIM         Index
5/96                      $10,000       $10,000
6/96                       $9,955        $9,978
9/96                      $10,091       $10,012
12/96                     $10,825       $10,524
3/97                      $10,089        $9,981
6/97                      $11,630       $11,594
9/97                      $13,371       $13,316
12/97                     $13,135       $12,865
3/98                      $14,739       $14,192
6/98                      $13,753       $13,543
9/98                      $10,797       $10,799
12/98                     $12,426       $12,577
3/99                      $11,834       $11,893
6/99                      $13,172       $13,739
9/99                      $13,293       $12,868
12/99                     $17,963       $15,262
3/00                      $19,482       $16,344
6/00                      $18,107       $15,727
9/00                      $18,465       $15,905
12/00                     $16,068       $14,816




                                           Average Annual Return(1)
                                     1 Year     3 Year    Since Inception+

     Small Cap Stock Portfolio,
--   managed by JPMIM               -10.55%      6.94%         10.68%
- -  Russell 2000 Index              -2.92%      4.82%          8.79%


+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
QUALITY BOND PORTFOLIO                               FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS
--------------------------------------------------------------------------------

MARKET ANALYSIS
The Quality Bond Portfolio provided a total return of 11.42% for the year ending December 31, 2000. The Salomon Broad Investment Grade Index(1) returned 11.59% for the same time period, while the average Lipper VA Corp. Debt A rated fund returned 10.54%. The fixed income markets rallied sharply towards the end of the year as the slowdown in the U.S. economy accelerated and broadened faster than most market participants had anticipated. In the final months of the year, the monthly NAPM report fell to levels that signal recession. Corporate profits declined sharply and as expectations of future earnings were revised down, businesses retrenched by shedding capacity and labor. Layoffs resulted in the recent rise in new unemployment claimants and weaker payroll growth. The Fed reacted quickly to these developments by moving to an easing bias at the December 19 meeting of the FOMC and then shocked the market by lowering Fed Funds rate by 50 bps in an inter-meeting move in early January. In reaction to these events, the fixed income markets rallied sharply with the 2-year U.S. Treasury yields down by 88 bps to end the year at 5.09% and the 10-year yields down by 69 bps to 5.11%.

PERFORMANCE ANALYSIS
As signs of deteriorating credit quality from stressed corporate balance sheets and persistent illiquidity in the corporate and high-yield sectors increased, we liquidated many of our holdings in mortgages, agencies, asset-backed securities, and corporates in the first quarter of 2000. We moved these assets into Treasuries, establishing an overweight position in the portfolio. During the second and third quarters, we added some yield to the portfolio by further repositioning it to an over-weighting in mortgages with the expectation that higher rates would slow prepayments and limit new supply. We remained significantly underweight in the corporate sector during the last three quarters, which benefited the portfolio as corporate spreads continued to widen. However, as the prospect of Fed easing became more likely, we began moving closer to a neutral position toward the end of the year.

The Fund's long duration position contributed to performance in 2000. In the first quarter, we shifted to a long duration position concentrated in the long end of the yield curve, as the continued fiscal surplus resulted in an increase in the paydown of outstanding U.S. Treasuries. This strategy produced positive results through the second quarter. In the third quarter, we

(1) The Salomon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

neutralized our yield curve bias and shifted our long position into the five-year area of the yield curve as signs of an economic slowdown appeared. During the fourth quarter, we maintained a long duration position, increasing the position as further signs of slowing became apparent and moving much of our exposure to the shorter maturities in anticipation of an easing by the Fed. Our strategy paid off in December when the Fed moved to an easing bias and then lowered the Fed Funds rate in early January.

OUTLOOK
Early in 2001, we expect U.S. economic data to continue to soften and for growth to sink well below potential in the first half of the year. With U.S. growth slowing, we expect the Fed to continue to ease monetary policy. It is likely that the new administration will be successful in getting a tax cut through Congress. Falling private sector borrowing rates should provide some impetus to consumption and ease tight corporate credit conditions. All these sources of stimulus should lead growth to re-accelerate by the end of this year. The Treasury market already has largely priced this scenario. As a result, early in January we moved to a neutral duration position, looking for tactical opportunities that the market may present. The Fed's willingness to provide liquidity will tend, over time, to stabilize the credit sectors and lead to a narrowing of yield spreads. We will look for opportunities to increase our exposure to these sectors.

JAY GLADIEUX
JAMES J. DOUGHERTY
Portfolio Managers
J.P. MORGAN INVESTMENT MANAGEMENT INC.

------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



U.S. AGENCY AND CORPORATE MORTGAGE BACKED  43.7%

U.S. Treasury and Agency                   21.0%
Corporate Investment Grade                 17.8%
Asset Backed Securities                    16.6%
Corporate High Yield                        0.8%
Emerging Market Debt                        0.2%


--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
QUALITY BOND PORTFOLIO                               FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

QUALITY BOND PORTFOLIO, MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
VS. SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX
Growth Based on $10,000+



          QUALITY BOND PORTFOLIO,  SALOMON BROTHERS

                 managed by JPMIM         BIG Index
5/1/96                    $10,000           $10,000
6/30/96                   $10,095           $10,123
9/30/96                   $10,140           $10,311
12/31/96                  $10,577           $10,623
3/31/97                   $10,488           $10,567
6/30/97                   $10,845           $10,948
9/30/97                   $11,190           $11,311
12/31/97                  $11,495           $11,645
3/31/98                   $11,706           $11,833
6/30/98                   $11,983           $12,106
9/30/98                   $12,481           $12,608
12/31/98                  $12,469           $12,660
3/31/99                   $12,390           $12,602
6/30/99                   $12,209           $12,486
9/30/99                   $12,277           $12,576
12/31/99                  $12,277           $12,556
3/31/00                   $12,541           $12,831
6/30/00                   $12,725           $13,054
9/30/00                   $13,080           $13,451
12/31/00                  $13,679           $14,016




                                           Average Annual Return(1)
                                     1 Year     3 Year    Since Inception+

     Quality Bond Portfolio,
--   managed by JPMIM                11.42%      5.93%          6.97%
- -  Salomon Brothers BIG Index      11.63%      6.37%          7.50%


+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Quality Bond Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
SELECT EQUITY PORTFOLIO                              FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS
--------------------------------------------------------------------------------

MARKET ANALYSIS
The Select Equity Portfolio returned -6.18% for the year ended
December 31,2000. The Lipper Growth and Income Average was up 0.8% during the year. Our investment approach, which selects stocks which are the most undervalued relative to their LONGER TERM earnings and cash flow prospects, proved effective in a market more driven by fundamentals as the fund outperformed the S&P 500 by about 3%. 2000 was a tale of two cities as the first quarter was characterized by an over heating economy, sky high technology valuations and internet related stocks priced to perfection. The second half of 2000 saw dramatic declines in the U.S. Equity markets, coinciding with the fed monetary policy tightening, as the S&P 500(1) ended the year losing over 9% of its value and the Nasdaq losing over 30%. The drop was dominated by a huge sell off in technology and telecommunications stocks precipitated by numerous earnings down grades and disappointments. The increased fear of a recession in 2001 placed added downward pressure on the market due to the economic slow down ending the year. However, despite poor performance in the broad market, 2000 was a turbulent year with significant dispersion in returns between sectors and investment styles. Value outperformed growth by 30%, technology stocks reached new lows not witnessed in over a year, and the internet bubble burst as well known companies such as Pets.com, CDNow and Priceline's Webhouse Club all closed their doors.

By contrast, nine of the sixteen sectors we track actually gained value during 2000: utilities (53.1%), health service & systems (50.7%), insurance (37.9%), pharmaceuticals (34.1%), capital markets (26.6%), finance (25.8%), energy (20.2%), consumer stable (13.7%), and industrial cyclical (0.1%). An equal weighted version of the S&P 500 index would have produced over 3% lower returns. This demonstrates how the small names in the index performed worst than the larger more liquid stocks.

PERFORMANCE ANALYSIS
Like the market, the sector performance within the fund showed both a wide distribution of individual returns. Stock selection among pharmaceuticals issues was particularly beneficial. Alza corp gained 129% with the introduction of Concerta, a once a day treatment for children with Attention Deficit Disorder. Philip Morris (+105%) also performed well as a result of a move by investors into value stocks, news that litigation problems have subsided a little and its purchase of Nabisco with its subsequent Kraft food division IPO. Underweighting internet bellwether Yahoo!, which underperformed during the year with other internet issues, also contributed to results. On the other hand, stock picks in technology performed poorly. Computer Associates was the worst performer in the portfolio, losing 63% of its value as it restated earnings and lowered forecasts. Overweighting E trade Group, whose 66% loss underperformed its sector by over 93%, also hurt results.

OUTLOOK
The Federal Reserve's actions during the first quarter of 2001 will set the stage for economic growth during the year. The slowing economy and lowered corporate spending, combined with earnings disappointments, has investors nervous about equity markets heading into the new year. However, the 50 basis point interest rate cut by the fed early in the new year leads to signs that a soft landing might still be achievable and therefore a brighter outlook for equities.

THOMAS M. LUDDY
JAMES RUSSO
Portfolio Managers
J.P. MORGAN INVESTMENT MANAGEMENT INC.

------------------------------------------------

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



      OTHER         17.9%

Technology          16.8%
Industrial
Cyclical            14.0%
Drugs               11.9%
Energy               7.9%
Capital Markets      7.0%
Finance              6.5%
Consumer Staples     6.4%
Services             5.9%
Telecommunications   5.7%


(1) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00



                                              % of portfolio

     General Electric Co.                     4.3
     Exxon Mobil Corp.                        3.9
     Citigroup, Inc.                          3.5
     Tyco International Ltd.                  3.5
     Cisco Systems, Inc.                      3.1
     Philip Morris Co., Inc.                  2.2
     Sun Microsystems, Inc.                   2.2
     Microsoft Corp.                          2.2
     Chevron Corp.                            2.1
     Pharmacia Corp.                          2.1


--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
SELECT EQUITY PORTFOLIO                              FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SELECT EQUITY PORTFOLIO, MANAGED BY
J.P. MORGAN INVESTMENT MANAGEMENT VS. S&P 500 INDEX
Growth Based on $10,000+



       SELECT EQUITY PORTFOLIO,  S&P 500

               managed by JPMIM    Index
5/96                    $10,000  $10,000
6/96                     $9,852  $10,297
9/96                    $10,004  $10,615
12/96                   $10,837  $11,499
3/97                    $10,932  $11,808
6/97                    $12,966  $13,869
9/97                    $14,372  $14,908
12/97                   $14,224  $15,336
3/98                    $15,930  $17,475
6/98                    $16,147  $18,052
9/98                    $14,384  $16,256
12/98                   $17,496  $19,718
3/99                    $17,779  $20,700
6/99                    $19,476  $22,160
9/99                    $16,955  $20,777
12/99                   $19,195  $23,868
3/00                    $19,814  $24,415
6/00                    $19,008  $23,768
9/00                    $19,419  $23,540
12/00                   $18,008  $21,699




                                    Average Annual Return(1)
                              1 Year     3 Year    Since Inception+

     Select Equity
--   Portfolio,
     managed by JPMIM         -6.18%      8.04%         13.41%
- -  S&P 500 Index            -9.09%     12.26%         18.06%


+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Select Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
LARGE CAP STOCK PORTFOLIO                            FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS
--------------------------------------------------------------------------------

MARKET ANALYSIS
The Large Cap Stock Portfolio returned -11.55 for the year ended December 31, 2000. The Lipper Growth and Income Average was up 0.8% during the year, while the S&P 500(1) returned -9.1%. 2000 was a tale of two cities as the first quarter was characterized by an over heating economy, sky high technology valuations and internet related stocks priced to perfection. The second half of 2000 saw dramatic declines in the U.S. Equity markets, coinciding with the fed monetary policy tightening, as the S&P 500 ended the year losing over 9% of its value and the Nasdaq losing over 30%. The drop was dominated by a huge sell off in technology and telecommunications stocks precipitated by numerous earnings down grades and disappointments. The increased fear of a recession in 2001 placed added downward pressure on the market due to the economic slow down ending the year. However, despite poor performance in the broad market, 2000 was a turbulent year with significant dispersion in returns between sectors and investment styles. Value outperformed growth by 30%, technology stocks reached new lows not witnessed in over a year, and the internet bubble burst as well known companies such as Pets.com, CDNow and Priceline's Webhouse Club all closed their doors.

By contrast, nine of the sixteen sectors we track actually gained value during 2000: utilities (53.1%), health service & systems (50.7%), insurance (37.9%), pharmaceuticals (34.1%), capital markets (26.6%), finance (25.8%), energy (20.2%), consumer stable (13.7%), and industrial cyclical (0.1%). An equal weighted version of the S&P 500 index would have produced over 3% lower returns. This demonstrates how

(1) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



       OTHER         14.9%

Healthcare/Drugs     13.8%
Capital Markets       7.4%
Consumer Staples      6.7%
Retail                6.0%
Finance               6.0%
Telecommunications    5.6%
Energy                7.6%
Technology           20.6%
Industrial Cyclical  11.4%


the small names in the index performed worst than the larger more liquid stocks.

PERFORMANCE ANALYSIS

Like the market, the sector performance within the fund showed a wide distribution of individual returns. Stock selection among pharmaceuticals issues was particularly beneficial. Alza corp gained 129% with the introduction of Concerta, a once a day treatment for children with Attention Deficit Disorder. Philip Morris (+105%) also performed well as a result of investors moving into value stocks, news that litigation problems have subsided a little and its purchase of Nabisco with subsequent Kraft food division IPO. On the down side, stock selection in technology, specifically hardware, semiconductors and software & services, detracted from performance. An underweight in Oracle was the worst performer in the portfolio as the stock gained 5.6% and outperformed its sector by over 49%. Overweighting Cedent Corp., whose 63% loss underperformed its sector by over 57%, also hurt results.

OUTLOOK
The Federal Reserve's actions during the first quarter of 2001 will set the stage for economic growth during the year. The slowing economy and lowered corporate spending, combined with earnings disappointments, has investors nervous about equity markets heading into the new year. However, the 50 basis point interest rate cut by the fed early in the new year leads to signs that a soft landing might still be achievable and therefore a brighter outlook for equities.

NANETTE BUZIAK
TIMOTHY DEVLIN
JOSEPH GILL
Portfolio Managers
J.P. MORGAN INVESTMENT MANAGEMENT INC.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00



                                              % of portfolio

     General Electric Co.                     4.0
     Citigroup, Inc.                          3.2
     Exxon Mobil Corp.                        3.1
     Cisco Systems, Inc.                      2.8
     Pfizer, Inc.                             2.5
     Merck & Co., Inc.                        2.2
     Philip Morris Co., Inc.                  1.9
     Oracle Corp.                             1.8
     Wal-Mart Stores, Inc.                    1.7
     Microsoft Corp.                          1.6


--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
LARGE CAP STOCK PORTFOLIO                            FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LARGE CAP STOCK PORTFOLIO, MANAGED BY
J.P. MORGAN INVESTMENT MANAGEMENT VS. S&P 500 INDEX
Growth Based on $10,000+



       LARGE CAP STOCK PORTFOLIO,  S&P 500

                 managed by JPMIM    Index
5/96                      $10,000  $10,000
6/96                      $10,237  $10,297
9/96                      $10,419  $10,615
12/96                     $11,467  $11,499
3/97                      $11,724  $11,808
6/97                      $13,863  $13,869
9/97                      $14,902  $14,908
12/97                     $15,238  $15,336
3/98                      $17,516  $17,475
6/98                      $18,192  $18,052
9/98                      $16,400  $16,256
12/98                     $20,161  $19,718
3/99                      $20,840  $20,700
6/99                      $22,731  $22,160
9/99                      $21,170  $20,777
12/99                     $23,717  $23,868
3/00                      $24,176  $24,415
6/00                      $23,206  $23,768
9/00                      $22,680  $23,540
12/00                     $20,978  $21,699




                                          Average Annual Return(1)
                                    1 Year     3 Year    Since Inception+

     Large Cap Stock Portfolio,
--   managed by JPMIM              -11.55%     11.23%         17.18%
- -  S&P 500 Index                  -9.09%     12.26%         18.06%


+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO                       FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS
--------------------------------------------------------------------------------

MARKET ANALYSIS
The International Equity Portfolio returned -16.76% for the year ended
December 31,2000. The portfolio underperformed the benchmark, MSCI EAFE Index(1), which returned -14.01% for the same time period. The year was difficult for international equity markets. The start of the period witnessed a continuation of last year's trends. Economic growth continued to look healthy around the world, and many of the so-called 'new-economy' sectors, particularly TMT (technology, media and telecom) continued to perform well. By the second quarter of the year the situation and market perception changed. Global investment markets began to focus on the upward trend in interest rates. The U.S. Federal Reserve, Bank of England, European Central Bank, and Bank of Japan, all raised rates during the year -- prompted by strong economic growth. By the end of the period, the mood was much darker, with concerns that rate rises in the U.S. had gone too far. Some commentators began to predict a hard landing for the U.S. economy, and as a consequence, a global slowing of economic growth.

PERFORMANCE ANALYSIS
Against this background, equity markets did not respond favorably, with most of the underperformance coming in the second half of the year. The Asian markets, both developed and emerging, did particularly badly. Among the larger markets Japan lagged; with many foreign investors taking profits post 1999's strong performance, and continued unwinding of cross-shareholdings negatively affecting the market.

Both the UK and Continental Europe outperformed, in relative terms, over the period. The investment climate was challenging for stock selection, particularly in Continental Europe and the United Kingdom. In particular, stock choices in the telecom and banking sectors held pack performance.
OUTLOOK
Looking forward, we remain cautious on Japan, with signs of the economy slowing. The UK remains attractively valued, compared to other markets, with inflation below target and the likelihood of interest rate cuts later in 2001.
NIGEL F. EMMETT
PAUL QUINSEE
Portfolio Managers
J.P. MORGAN INVESTMENT MANAGEMENT INC.

(1) The Morgan Stanley Capital International Europe, Australia and Far East Index is an unmanaged index and is an aggregate of 15 individual country indexes that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------

COUNTRY ALLOCATION (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



    JAPAN       21.9%

United Kingdom  21.1%
Other           11.7%
France          11.1%
Switzerland     10.5%
Germany          8.4%
Netherlands      5.6%
Spain            3.7%
Finland          3.2%
Italy            2.8%


TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00



                                              % of portfolio

     Vodafone Group Plc                       2.9
     GlaxoSmithKline Plc                      2.5
     Zurich Financial Services AG             2.0
     Allianz AG                               2.0
     BP Amoco Plc                             1.9
     Nokia Oyj                                1.8
     UBS AG                                   1.8
     Nestle S.A.                              1.8
     Total Fina                               1.8
     Vivendi Universal S.A.                   1.8


--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO                       FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

INTERNATIONAL EQUITY PORTFOLIO, MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
VS. MSCI EAFE INDEX
Growth Based on $10,000+



       INTERNATIONAL EQUITY PORTFOLIO,  MSCI EAFE

                      managed by JPMIM      Index
5/96                           $10,000    $10,000
6/96                           $10,172     $9,865
9/96                           $10,142     $9,852
12/96                          $10,859    $10,009
3/97                           $11,032     $9,852
6/97                           $12,003    $11,130
9/97                           $12,090    $11,053
12/97                          $11,491    $10,187
3/98                           $12,913    $11,686
6/98                           $13,189    $11,810
9/98                           $11,008    $10,131
12/98                          $13,107    $12,225
3/99                           $13,372    $12,394
6/99                           $13,851    $12,709
9/99                           $14,230    $13,267
12/99                          $16,846    $15,521
3/00                           $17,085    $15,512
6/00                           $16,159    $14,905
9/00                           $14,746    $13,709
12/00                          $14,023    $13,347




                                            Average Annual Return(1)
                                      1 Year         3 Year    Since Inception+

     International Equity
--   Portfolio,
     managed by JPMIM                     -16.76%     6.86%          7.50%
- -  MSCI EAFE Index                      -14.01%     9.42%          6.38%


+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the International Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
BOND DEBENTURE PORTFOLIO                             FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS
--------------------------------------------------------------------------------

The year 2000 proved to be a difficult credit environment for the high yield bond market. The yield spread, or difference in yield, between non-investment grade corporate bonds and Treasury securities of similar maturities continued to widen. By quarter-end, high-yield bonds yielded roughly 900 basis points more than comparable Treasuries, as investors continued to shun high-yield bonds in an overall flight to quality. Since bond prices move in the opposite direction of their yields, the prices on many high-yield bonds dropped to historic lows. Issuance of new bonds stayed low, as companies struggled to raise capital in a tight credit environment.

Several factors enabled your portfolio to perform better than the high-yield markets which were under considerable pressure throughout the year. First, your portfolio's continuing focus on quality helped during this volatile period. Your high-yield holdings are predominantly characterized by companies that have solid fundamentals, good revenue streams and healthy balance sheets. In general, we aim to avoid bonds issued by extremely risky venture capital-type companies. Second, your portfolio's diversified mix helped manage risk overall throughout the period. Third, your portfolio's mortgage-related securities -- GNMA's and FNMA's in particular -- performed very well, and as they appreciated in price to levels that we believe represented "peaks," we sold them off selectively, generating gains for the portfolio.
In addition, your portfolio's allocation to convertible bonds added to performance, despite a difficult quarter for convertible bonds overall. We maintained your emphasis on investment-grade convertible bonds and your sizable position in high-quality, energy-related convertibles (oil and natural gas) substantially contributed to performance. Select convertibles issued by investment-grade companies in the pharmaceuticals sector, such as Glaxo and Novartis, also performed well, since many of these companies have shown solid earnings growth with healthy balance sheets. Finally, several of your high-quality convertibles issued by financial services companies performed very well for the period, also adding to performance.

Moving forward, the overall allocation mix of your portfolio will remain unchanged, with an emphasis on select high-yield bonds, and secondarily, on high-quality convertibles and U.S. government mortgage and agency securities. As select convertible bonds issued by financials services companies appreciate in price, we will consider reducing the number of these bonds in your portfolio and redeploying assets into other areas that we believe offer better value. We may also add some select technology convertibles, but only those issued by financially sound companies with high cash reserves relative to their debt. We will continue to perform rigorous, bottom-up research in our security selection.

We believe much of the worsening in high-yield bond market conditions this quarter was a result of investors' mounting concerns of a "hard landing" for the U.S. economy as well as due to the extreme volatility in equity markets. These concerns were fueled by signs of a slowing economy, and in particular, by an overriding sense of uncertainty regarding the outcome of the U.S. presidential election. However, with record levels of household income, consumer confidence high, and unemployment levels still historically low, we believe sufficient evidence points to the narrowing of yield spreads and an overall improvement in the high-yield bond markets in 2001.

CHRISTOPHER J. TOWLE
Portfolio Manager
LORD, ABBETT & CO.

TOP 10 CORPORATE HOLDINGS BY MARKET VALUE
As of 12/31/00



                                              % of portfolio

     GNMA Bond (8.0%, 5/15/30)                6.9
     GNMA Bond (8.0%, 5/15/30)                5.9
     Iron Mountain, Inc.                      1.7
     Swiss Life Financial Ltd. Convertible
       (U.S.$)                                1.2
     Harrah's Operating Co., Inc.             1.1
     Roche Holdings, Inc. Convertible (144A)  1.1
     AES Corp.                                1.0
     Lamar Media Corp.                        1.0
     TeleCorp PCS, Inc.                       1.0
     Gulf Canada Resources Ltd. (Yankee)      1.0


------------------------------------------------

TOP PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



        HIGH YIELD           55.0%

Convertibles                 19.0%
U.S. Treasury and Agency     13.0%
High Grade/Investment Grade   8.0%
Other                         5.0%


--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
BOND DEBENTURE PORTFOLIO                             FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BOND DEBENTURE PORTFOLIO, MANAGED BY LORD ABBETT VS. INDICES(2)
Growth Based on $10,000+



                                                        FIRST BOSTON

       Bond Debenture Portfolio,     Merrill Lynch All    High Yield          Salomon Brothers Broad
          managed by Lord Abbett  Convertible Index(2)      Index(2)  Investment High Grade Index(2)
5/96                     $10,000               $10,000       $10,000                         $10,000
6/96                     $10,202               $10,064       $10,103                         $10,123
9/96                     $10,718               $10,283       $10,482                         $10,311
12/96                    $11,359               $10,587       $10,945                         $10,623
3/97                     $11,433               $10,667       $11,105                         $10,567
6/97                     $12,148               $11,595       $11,584                         $10,948
9/97                     $12,779               $12,792       $12,129                         $11,311
12/97                    $13,053               $12,595       $12,324                         $11,645
3/98                     $13,711               $13,644       $12,693                         $11,833
6/98                     $13,792               $13,567       $12,853                         $12,106
9/98                     $13,198               $12,037       $12,063                         $12,608
12/98                    $13,870               $13,629       $12,393                         $12,660
3/99                     $14,083               $14,346       $12,597                         $12,602
6/99                     $14,005               $15,433       $12,743                         $12,486
9/99                     $13,813               $15,364       $12,539                         $12,576
12/99                    $14,342               $19,670       $12,800                         $12,556
3/00                     $14,480               $21,020       $12,635                         $12,831
6/00                     $14,552               $19,817       $12,692                         $13,054
9/00                     $14,872               $20,280       $12,778                         $13,451
12/00                    $14,466               $17,370       $12,131                         $14,016




                                                                    Average Annual Return(1)
                                                             1 Year         3 Year     Since Inception+

                       Bond Debenture Portfolio,
                       managed by Lord Abbett                      0.87%     3.48%           8.22%
--
                       First Boston High Yield
--- - -                Index(2)                                   -5.22%    -0.52%           4.23%
                       Salomon Brothers Broad
- - -                  Investment High Grade Index(2)             11.63%     6.37%           7.50%
                       Merrill Lynch All
-   -                  Convertible Index(2)                      -11.69%    11.31%          12.56%


+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Bond Debenture Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The First Boston High Yield Index is representative of the lower rated debt (including straight-preferred stocks) investments in the portfolio; the Merrill Lynch All Convertible Index is representative of the equity-related securities in the portfolio; and Salomon Brothers Broad Investment High Grade Index is representative of the high-grade debt in the portfolio. The three indices chosen have elements of these three categories, but since there is no one index combining all three categories, these three separate indices may not be a valid comparison for the Portfolio. You may not directly invest in any of these indices. The indices do not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
MID-CAP VALUE PORTFOLIO                              FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS
--------------------------------------------------------------------------------

Your portfolio's positive performance during the year was driven by strong gains in healthcare, basic materials and consumer staples companies due to superior stock selection. The healthcare services sector has been experiencing improving fundamentals all year, a trend we anticipate will continue to benefit the recent strong performance of many holdings. Caremark Rx, Inc. continued to be a strong performer as well as remaining a top ten holding. Other heath care winners include top ten holdings Varian Medical Systems and Health Net, Inc. as well as new holding DaVita, Inc. A strengthening in the basic materials sector was reflected with positive performance of many sector holdings. Potash Corporation of Saskatchewan, a leading fertilizer producer and Ball Corp., a major packaging manufacturer contributed strongly to positive performance.

After the very strong gains in the first part of 2000, utility and energy sector stocks gave back some performance during the fourth quarter, as the strong summer electric demand waned and investors realized many of the stocks' strong performance throughout the year. We still believe, however, that there is tremendous opportunity for investors as a result of the ongoing deregulation and consolidation of the U.S. electric utility industry. The peak and subsequent fall in oil prices of the last few months was reflected in the weak performance of your stocks of oil service companies. However, we expect to see improved earnings performance from these companies over the next several quarters.

As the first year of the new millennium begins, we believe that the potential long-term rewards in mid-cap value stocks are excellent. As evidence of an economic deceleration accumulates, investors are pushing down the valuation of entire sectors of the market. By the very nature or our investment discipline, this increases the number of opportunities for us to investigate and, eventually, include in your portfolio. We continue to believe that many of the stocks categorized as large-cap growth, especially technology companies, continue to fade from favor due to what we believe are high relative valuations combined with deteriorating fundamentals. As a result, we expect that value stocks will continue to perform well as we move into 2001.

EDWARD VON DER LINDE
Portfolio Manager
LORD, ABBETT & CO.

TOP 10 HOLDINGS BY MARKET VALUE
As of 12/31/00



                                                % of portfolio

     Caremark Rx, Inc.                          4.2
     Varian Medical Systems, Inc.               2.9
     J.C. Penney Co., Inc.                      2.8
     TECO Energy, Inc.                          2.6
     Potash Corporation of Saskatchewan, Inc.   2.5
     Pactiv Corp.                               2.4
     Georgia-Pacific Corp.                      2.4
     Health Net, Inc.                           2.3
     IMC Global, Inc.                           2.3
     CBRL Group, Inc.                           2.3


------------------------------------------------

TOP PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



      HEALTH CARE         21.2%

Materials and Processing  17.4%
Consumer Discretionary    14.8%
Utilities                 13.4%
Financial Services        10.9%
Energy                     9.1%
Consumer Staples           7.1%
Autos and Transportation   3.3%
Other                      2.8%


--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
MID-CAP VALUE PORTFOLIO                              FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MID-CAP VALUE PORTFOLIO, MANAGED BY LORD ABBETT VS. RUSSELL MIDCAP INDEX(2)
Growth Based on $10,000+



       MID-CAP VALUE PORTFOLIO,  RUSSELL MIDCAP

         managed by Lord Abbett        Index(2)
8/97                    $10,000         $10,000
9/97                    $10,440         $10,440
12/97                   $10,490         $10,556
3/98                    $11,361         $11,697
6/98                    $11,308         $11,520
9/98                     $9,383          $9,813
12/98                   $10,606         $11,623
3/99                    $10,125         $11,568
6/99                    $11,829         $12,824
9/99                    $10,940         $11,723
12/99                   $11,211         $13,742
3/00                    $12,366         $15,129
6/00                    $13,198         $14,447
9/00                    $14,890         $15,719
12/00                   $17,139         $15,155




                                            Average Annual Return(1)
                                      1 Year     3 Year    Since Inception+

     Mid-Cap Value Portfolio,
     managed by Lord Abbett           52.87%     17.76%         17.34%
--
- -  Russell Midcap Index(2)          10.28%     12.81%         13.13%


+Performance is shown from date of initial public offering, August 20, 1997.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Mid-Cap Value Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell Midcap Index measures the performance of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
LARGE CAP RESEARCH PORTFOLIO                         FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS
--------------------------------------------------------------------------------

Equity markets were quite friendly to value investors for most of 2000. Many traditional, "old-economy" sectors saw the tide of investment dollars continue to flow back as many investors focused on reallocating their growth or tech-heavy portfolios to include companies with realized earnings, realistic growth forecasts and reasonable valuations. The obsession with speculative technology and Internet stocks, as well as with many large-cap growth stocks has clearly faded.

Your portfolio continued to focus on companies that have reacted favorably to the present macroeconomic and market environment -- namely a slowing U.S. economy, stabilizing interest rates and a return to fundamental value investing. You continued to hold companies in "defensive" sectors that provided stable returns over the past six months -- namely financial services and electric utilities, where we have found many undervalued companies with strong underlying business fundamentals. Stocks of electric utility companies continued to contribute considerably to performance for the quarter. Additionally, while you were still underweighted relative to the Index, stocks of financial services companies were still an area that generated healthy gains.
You remained underweight in the technology and telecommunications sectors relative to the Index which contributed positively to your performance as these sectors saw negative returns during the fourth quarter. Additionally, your portfolio benefited from superior stock selection in both of these sectors. Two of your information technology holdings, PeopleSoft and Cadence Design Systems, both software companies, were strong performers.

Your holdings in stocks of companies involved in the production of industrial goods and basic materials finally came into their own during the fourth quarter, many of them posting double-digit gains. These sectors contained some of our "old favorites," and many of these names have only recently been garnering the interest of growth-weary investors. Thematically, we have seen an upturn in stocks of companies involved in aerospace due to increases in defense spending. We anticipate that these sectors will react favorably following the recent period of slower economic growth.

We believe the market will continue to adapt to the slowing growth rate of the U.S. economy. While most signs point in the direction of the Federal Reserve engineering a "soft landing," some investors believe it may be more difficult than that. The residual effects of previous interest rate hikes and excessively high energy costs have obviously caused consumers to retrench their spending. As a result, we believe we have not seen an end to widespread earnings disappointments based on lofty estimates made during more prosperous times. However, with inflation still under control and President Bush proposing future tax cuts, the key underpinnings of a bull market still seem to be in place. With interest rates low and likely moving irregularly lower, we plan to continue to position the portfolio to include economic and interest rate sensitive companies over the next six to nine months.

ROBERT MORRIS
Portfolio Manager
LORD, ABBETT & CO.

TOP 10 HOLDINGS BY MARKET VALUE
As of 12/31/00



                                                % of portfolio

     Exxon Mobil Corp.                          4.6
     First Data Corp.                           3.3
     Ace Ltd.                                   3.0
     Duke Energy Corp.                          2.9
     Boeing Co.                                 2.6
     American Home Products Corp.               2.5
     Exelon Corp.                               2.4
     Cadence Design Systems, Inc.               2.1
     Dominion Resources, Inc.                   2.1
     HCA-The Healthcare Company                 2.1


------------------------------------------------

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



   FINANCIAL SERVICES     24.9%

Utilities                 15.8%
Energy                    13.8%
Materials and Processing  11.7%
Health Care                7.1%
Technology                 6.4%
Consumer Staples           5.4%
Other                      5.1%
Producer Durables          4.9%
Consumer Discretionary     4.9%


--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
LARGE CAP RESEARCH PORTFOLIO                         FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LARGE CAP RESEARCH PORTFOLIO, MANAGED BY LORD ABBETT VS. S&P 500 INDEX(2)
Growth Based on $10,000+



       LARGE CAP RESEARCH PORTFOLIO,  S&P 500

              managed by Lord Abbett  Index(2)
8/97                         $10,000   $10,000
9/97                         $14,040   $10,251
12/97                         $9,926   $10,545
3/98                         $11,298   $12,016
6/98                         $11,452   $12,413
9/98                         $10,035   $11,178
12/98                        $12,014   $13,559
3/99                         $12,436   $14,234
6/99                         $13,631   $15,237
9/99                         $13,131   $14,286
12/99                        $15,083   $16,412
3/00                         $14,721   $16,788
6/00                         $14,361   $16,343
9/00                         $15,645   $16,186
12/00                        $16,984   $14,921




                                    Average Annual Return(1)
                              1 Year     3 Year    Since Inception+

     Large Cap Research
     Portfolio,
     managed by Lord Abbett   12.60%     19.59%         17.02%
--
- -  S&P 500 Index(2)         -9.09%     12.26%         12.61%


+Performance is shown from date of initial public offering, August 20, 1997.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Research Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns for the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
DEVELOPING GROWTH PORTFOLIO                          FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS
--------------------------------------------------------------------------------

Volatility plagued the small company growth market for most of 2000. The stocks that fared the best were the more "defensive" names in non-cyclical sectors (e.g. foods, drugs and healthcare) -- those in which investors were confident that earnings expectations would be met. Conversely, many companies that spend heavily on capital equipment to increase capacity or relied largely on capital investments made by outside firms to drive their revenues made investors nervous, and many of their stocks suffered as a result. Slower U.S. economic growth coupled with widespread earnings shortfalls by several popular growth companies made many investors rethink their investment approach.

While performance suffered during the year, in line with much of the small-cap growth segment your portfolio was able to outperform the Russell 2000 Growth Index(1). Poor performance during the most recent quarter was experienced by most market sectors across the Index, with the technology companies seeing the most significant declines. Software companies that faced questions regarding future growth sales were particularly hard hit. Your portfolio was underweight in the technology sector relative to the Index, which aided your outperformance. However, the prior nine month valuation correction in this sector has been the largest hindrance to the year's performance.
In general, the stocks of non-cyclical, consumer product companies served your portfolio well during the 4(th) quarter, as they tend to respond favorably to a slowing economy. The retail sector provided mixed results during the quarter, generating some of the largest gains and deepest losses. Investors flirted heavily with retail names over the course of the year, often moving in during downturns in the technology and biotech sectors and retreating during tech and biotech rallies. Careful stock picking had been the key to success in the retail sector, as investors have had the tendency to bid up prices on stocks of retail companies when good news hit the airways. The healthcare sector was one of the more "defensive" areas that provided some healthy gains in select company stocks. While there was widespread investor trepidation surrounding the recent presidential election and proposed healthcare spending, the stocks of many healthcare services companies were still able to post good relative performance.

(1) The Russell 2000 Growth Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not include fees or expenses and is not available for direct investment.

As we move into 2001, we believe that the small-cap growth segment will produce attractive investment opportunities given the environment of slowing earnings growth for many large-cap companies. In addition, we expect that the recent outperformance enjoyed by small-cap value companies will stimulate investing in small cap growth companies. Coupled with the "soft landing" being engineered by the Federal Reserve, we believe we are likely to see earnings growth and renewed price appreciation among many small-growth companies across many sectors.

STEPHEN J. MCGRUDER
Portfolio Manager
LORD, ABBETT & CO.

TOP 10 HOLDINGS BY MARKET VALUE
As of 12/31/00



                                                % of portfolio

     Plantronics, Inc.                          4.8
     Timberland Co. (The)                       3.8
     OM Group, Inc.                             2.4
     Acxiom Corp.                               2.3
     Stillwater Mining Co.                      2.2
     Corporate Executive Board Co.              2.1
     Advanced Digital Information Corp.         1.8
     Louis Dreyfus Natural Gas Corp.            1.8
     Iron Mountain, Inc.                        1.7
     Skywest, Inc.                              1.7


------------------------------------------------

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



 CONSUMER DISCRETIONARY   30.2%

Technology                19.8%
Health Care               14.8%
Producer Durables         10.7%
Energy                     7.7%
Materials and Processing   6.7%
Financial Services         4.1%
Autos and Transportation   3.4%
Consumer Staples           1.7%
Other                      0.9%


--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
DEVELOPING GROWTH PORTFOLIO                          FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DEVELOPING GROWTH PORTFOLIO, MANAGED BY LORD ABBETT VS. RUSSELL 2000 INDEX(2)
Growth Based on $10,000+



       DEVELOPING GROWTH PORTFOLIO,  RUSSELL 2000

             managed by Lord Abbett         Index
8/97                        $10,000       $10,000
9/97                        $11,190       $10,730
12/97                       $10,552       $10,366
3/98                        $11,732       $11,436
6/98                        $11,419       $10,913
9/98                         $8,927        $8,702
12/98                       $11,248       $10,134
3/99                        $11,509        $9,584
6/99                        $13,020       $11,071
9/99                        $12,289       $10,369
12/99                       $14,901       $12,298
3/00                        $15,241       $13,170
6/00                        $13,146       $12,673
9/00                        $13,062       $12,816
12/00                       $12,089       $11,938




                                    Average Annual Return(1)
                              1 Year     3 Year    Since Inception+

     Developing Growth
     Portfolio, managed by
     Lord Abbett             -18.87%      4.63%          5.79%
--
- -  Russell 2000 Index       -2.92%      4.82%          5.40%


+Performance is shown from date of initial public offering, August 20, 1997.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Developing Growth Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO              FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS
--------------------------------------------------------------------------------

Equity markets were quite friendly to value investors during most of 2000. Many traditional, "old-economy" sectors saw the tide of investment dollars continue to flow back as many investors focused on reallocating their growth or tech-heavy portfolios to include companies with realized earnings, realistic growth forecasts and reasonable valuations. The obsession with speculative technology and Internet stocks, as well as with many large-cap growth stocks, has clearly faded.

Your holdings in stocks of companies involved in the production of industrial goods and basic materials finally come into their own during the fourth quarter, many of them posting double-digit gains. Minnesota Mining and Manufacturing and Deere & Co. are two excellent examples of industrial stocks your portfolio held that returned strong performance for the quarter. Additionally, Dow Chemical was your portfolio's strongest materials sector performer. These sectors contained some of our "old favorites," and many of these names have only recently been garnering the interest of growth-weary investors. Thematically, we have seen an upturn in stocks of companies involved in aerospace due to increases in defense spending. We anticipate that these sectors will react favorably following the recent period of slower economic growth.

As the U.S. economy cooled during the fourth quarter, many of your holdings within the healthcare sector, a staple of consumer spending regardless of the state of the economy, helped boost returns. On the other hand, select energy sector stocks, which have done well for the year, slightly held back performance during the fourth quarter.

You remained underweight in the technology and telecommunications sectors relative to the Index, and virtually eliminated some of your larger names in these sectors. But as has been the theme for the past nine months, your remaining exposure in these beleaguered sectors hurt during the fourth quarter. Telecommunications services companies continued to experience difficulties during the quarter, as price competition caused several companies to miss earning estimates and to revise future growth forecasts.

We believe the market will continue to adapt to the slowing growth rate of the U.S. economy. While most signs point in the direction of the federal Reserve engineering a "soft landing," some investors believe it may be more difficult than that. The residual effects of previous interest rate hikes and excessively high energy costs have obviously caused consumers to retrench their spending. As a result, we believe we have not seen an end to the widespread earnings disappointments based on lofty estimates made during more prosperous times. However, with inflation still under control and President Bush proposing future tax cuts, the key underpinnings of a bull market still seem to be in place. With interest rates low and likely moving irregularly lower, we plan to continue to position the portfolio to include economic and interest rate sensitive companies over the next six to nine months.

W. THOMAS HUDSON JR.
Portfolio Manager
LORD, ABBETT & CO.

TOP 10 HOLDINGS BY MARKET VALUE
As of 12/31/00



                                                % of portfolio

     Ace Ltd.                                   2.9
     Dominion Resources, Inc.                   2.8
     Exxon Mobil Corp.                          2.8
     Coastal Corp.                              2.6
     Minnesota Mining & Manufacturing Co. (3M)  2.6
     Wells Fargo Co.                            2.4
     American Home Products Corp.               2.4
     Federal National Mortgage Association      2.3
     FirstEnergy Corp.                          2.3
     Exelon Corp.                               2.2


------------------------------------------------

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



        FINANCIAL SERVICES           28.1%

Utilities                            13.7%
Energy                               13.6%
Health Care                           9.0%
Materials and Processing              9.0%
Producer Durables                     7.8%
Consumer Discretionary and Services   5.7%
Technology                            5.1%
Other                                 4.8%
Autos and Transportation              3.2%


--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO              FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LORD ABBETT GROWTH AND INCOME PORTFOLIO, MANAGED BY LORD ABBETT VS. S&P 500
INDEX(2)
Growth Based on $10,000+



       LORD ABBETT GROWTH AND INCOME PORTFOLIO,  S&P 500

                         managed by Lord Abbett  Index(2)
1/99                                    $10,000   $10,000
3/99                                     $9,829   $10,117
6/99                                    $10,958   $10,830
9/99                                    $10,083   $10,154
12/99                                   $11,138   $11,665
3/00                                    $11,092   $11,933
6/00                                    $10,897   $11,616
9/00                                    $11,778   $11,505
12/00                                   $12,773   $10,605




                                          Average Annual Return(1)
                                          1 Year    Since Inception+

     Lord Abbett Growth and Income
     Portfolio, managed by Lord Abbett    14.68%         13.15%
--
- -  S&P 500 Index(2)                     -9.09%          3.01%


+Performance is shown from date of initial public offering, January 8, 1999.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the LA Growth and Income Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
BALANCED PORTFOLIO                                   FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS
--------------------------------------------------------------------------------

The stock market came into the year 2000 as a "Bull but left as a "Bear," with the S&P 500(1) falling -7.8% during the fourth quarter. This brought the full year loss to -9.1%, the worst performance for the S&P 500 since 1981. Technology stocks led the rout with the NASDAQ(2) plummeting -32.6% during the fourth quarter, bringing its annual loss to a staggering -38.8%. It was, however, a year of celebration for investors in small and mid-sized company stocks and for investors who follow a "value" style of stock selection. These sectors were left out of the party for the last few years and were due for a resurgence at the expense of big company growth stocks. The S&P MidCap 400(3) Index fell -3.9% during the quarter but rose +17.5% for the year, while the S&P SmallCap 600(4) rose +1.3% during the quarter and gained +11.8% for the year. With share prices well off their 2000 highs, inflation on the decline and the Federal Reserve lowering interest rates, we believe 2001 will be a year of above average returns for the stock market.

We began 2000 with the Federal Reserve raising short-term interest rates to slow a "red hot" U.S. economy. Initially, bond investors seemed to believe the Fed's actions would not matter as long-term interest rates ratcheted up and yield spreads between corporate bonds and Treasuries narrowed. Not too surprisingly, the Fed did matter. The economy slowed, Treasury bond prices surged ahead and corporate yield spreads widened-out to recession-like levels. As measured by the Lehman Brothers Aggregate Bond Index(5), the bond market provided a +11.6% total return for 2000, its best performance since 1995. U.S. Treasury and Agency securities were the best performing sectors, generating +13.5% and +12.8% returns, respectively. The mortgage-backed sector gained +11.1% while the widening in yield spreads held the corporate sector's return to +9.1%. Now that the Federal Reserve has adopted an expansionary interest rate policy, the bond market will eventually anticipate a re-acceleration in the economy, putting upward pressure on long-term rates. We expect the yield on the benchmark ten-year Treasury to bottom-out at 4.5% early in 2001 and then rise above 5.5% in the second half of the year. Short-term rates should sink below 5% before mid-year in response to additional rate cuts from the Fed and economic weakness. Corporate bonds (high yield in particular) are likely to be the best performing sector of the fixed income market.

BOB BERNSTEIN
Portfolio Manager
MISSISSIPPI VALLEY ADVISORS
DIVISION OF FIRMCO

(1) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

(2) The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

(3) The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

(4) The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

(5) The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00



                                                % of portfolio

     FNMA Bond (6.0%, 11/01/03)                 4.0
     U.S. Treasury Note (6.625%, 5/15/07)       3.4
     U.S. Treasury Note (7.25%, 5/15/04)        3.3
     USA Education, Inc.                        2.5
     Sysco Corp.                                2.3
     U.S. Treasury Note (6.0%, 8/18/09)         2.2
     Norwest Financial                          2.1
     Masco Corp.                                1.8
     Eli Lilly & Co.                            1.8
     Baxter International, Inc.                 1.8


------------------------------------------------

TOP PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



           COMMON STOCKS             62.5%

U.S. Treasury                        13.7%
Investment Grade Corporate Debt      11.5%
U.S. Govt. & Agency Mortgage Backed   6.9%
Other                                 5.4%


--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
BALANCED PORTFOLIO                                   FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BALANCED PORTFOLIO, MANAGED BY
MISSISSIPPI VALLEY ADVISORS VS. INDICES
Growth Based on $10,000+



       BALANCED PORTFOLIO,  S&P 500  SALOMON BROTHERS

            managed by MVA    Index      BIG Index(2)
7/97               $10,000  $10,000           $10,000
9/97               $10,510  $10,749           $10,332
12/97              $10,601  $11,057           $10,637
3/98               $11,346  $12,600           $10,808
6/98               $11,327  $13,016           $11,058
9/98               $10,760  $11,721           $11,517
12/98              $12,013  $14,217           $11,564
3/99               $12,139  $14,925           $11,511
6/99               $12,887  $15,978           $11,405
9/99               $12,222  $14,981           $11,487
12/99              $12,870  $17,210           $11,468
3/00               $12,859  $17,604           $11,720
6/00               $12,871  $17,137           $11,924
9/00               $12,740  $16,973           $12,286
12/00              $13,093  $15,645           $12,802




                                           Average Annual Return(1)
                                     1 Year     3 Year    Since Inception+

     Balanced Portfolio,
     managed by MVA                   1.73%      7.28%          7.99%
--
- - - S&P 500 Index                  -9.09%     12.26%         13.64%
     Salomon Brothers
- -  BIG Index(2)                    11.63%      6.37%          7.31%


+Index is shown from the first full month since Portfolio's inception.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Balanced Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Salomon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                              FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS
--------------------------------------------------------------------------------

The year 2000 was one that most investors would like to forget. Two major factors conspired to bring stocks down in the last twelve months -- inflation and corporate earnings. However, The Equity Income Portfolio bucked the trend by generating a +14.64% return compared to the Standard & Poor 500(1) losing -9.1%, S&P 500/Barra Value Index(2) gaining +6.06% and the Russell 1000 Index(3) down -7.78%.
The fund maintained a fully invested portfolio for most of 2000 with financials, utilities, energy and healthcare, the largest sectors weights, accounting for over 55% of the portfolio's assets. These were also four of the top performing sectors in 2000. A big contributor to performance was also the underweight in the technology sector, with less than 8% of the portfolio exposed to the volatile price movements of these stocks.

As we look forward to 2001 we see economic growth in a range of 2% -- 3% with no recession, inflation decelerating to 2.5%, bonds yields and interest rates declining, and unemployment relatively low. All should prove positive for stocks and the market in general.

As stated a year ago, the value sector holds above average return potential going forward with many worldwide economies recovering as the U.S. economy attempts to pull off the soft landing as directed by the Federal Reserve.

JOSEPH BELEW
Portfolio Manager
MISSISSIPPI VALLEY ADVISORS
DIVISION OF FIRMCO

(1) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

(2) The S&P 500/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios.

(3) The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. The Index represents the universe of large capitalization stocks from which most active money managers typically select. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00



                                                % of portfolio

     USA Education, Inc.                        3.5
     Sungard Data Systems, Inc.                 2.7
     Baxter International, Inc.                 2.6
     Mellon Financial Corp.                     2.4
     Pharmacia Corp.                            2.3
     Federal National Mortgage Association      2.3
     Duke Energy Corp.                          2.3
     Masco Corp.                                2.2
     Comerica, Inc.                             2.2
     Heinz (H.J.), Co.                          2.2


------------------------------------------------

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



  FINANCIAL SERVICES     26.9%

Utilities                11.2%
Energy                    9.7%
Consumer Staples          9.2%
Health Care               9.2%
Consumer Cyclicals        8.7%
Basic Materials           8.6%
Technology                7.7%
Communications Services   4.6%
Capital Goods             4.2%


--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                              FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EQUITY INCOME PORTFOLIO, MANAGED BY
MISSISSIPPI VALLEY ADVISORS VS. RUSSELL 1000
Growth Based on $10,000+



       EQUITY INCOME PORTFOLIO,  RUSSELL 1000

                 managed by MVA         Index
7/97                    $10,000       $10,000
9/97                    $10,900       $10,864
12/97                   $11,269       $11,192
3/98                    $12,656       $12,688
6/98                    $12,427       $12,992
9/98                    $11,266       $11,637
12/98                   $12,323       $14,187
3/99                    $12,354       $14,776
6/99                    $13,700       $15,845
9/99                    $12,631       $14,782
12/99                   $12,632       $17,155
3/00                    $12,225       $17,878
6/00                    $12,239       $17,292
9/00                    $13,426       $17,404
12/00                   $14,481       $15,817




                                           Average Annual Return(1)
                                     1 Year     3 Year    Since Inception+

     Equity Income Portfolio,
     managed by MVA                  14.64%      8.71%         11.14%
--
- -  Russell 1000 Index              -7.80%     12.22%         14.00%


+Index is shown from the first full month since Portfolio's inception.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Equity Income Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
GROWTH & INCOME EQUITY PORTFOLIO                     FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS
--------------------------------------------------------------------------------

The equity markets were extremely volatile during the twelve months ended December 31, 2000 as traditional valuation and fundamental business analysis replaced price-momentum as the winning stock market strategy. Momentum investing held center stage until the markets peaked in March, when value-oriented strategies began to significantly outperform the major market indexes. Benefiting from the shift to a more value-oriented market, the S&P 500/BARRA Value Index(1) returned +6.1% in 2000. The Growth and Income Equity Fund returned -5.66% during the year while the S&P 500 Index(2) earned -9.1%.

The fund's investment performance and sector weightings are compared to a custom benchmark. The custom benchmark is an equally weighted combination of the Standard and Poor's 500 Index and the Standard and Poor's 500 Barra Value Index. This combination results in a more evenly distributed sector allocation versus the S&P 500 Index alone. The financial and technology sectors account for approximately 20% of the custom benchmark while the capital goods, communication services, consumer cyclical, consumer staples, energy and healthcare sectors each account for nearly 10% of the benchmark.
The Growth and Income Equity Portfolio remains focused on companies able to generate positive unit growth in an increasingly competitive environment. Utility holdings Duke Energy Corporation and Excelon Corporation are positioned to benefit from the trend toward increased deregulation of the power market. Duke has capitalized on this trend with its growing energy trading and marketing operations while Excelon has significant power generating capabilities. Although year-over-year growth in advertising expenditures is expected to slow from last year's dot-com driven levels, Interpublic Group's advertising services are a critical sales driver in a slowing economy. Pharmaceutical manufacturer Bristol-Myers Squibb Company is expected to benefit from strong demographic trends and an enhanced political outlook, as well as a new focused strategy of divesting non-core pharmaceutical assets and a potential blockbuster product launch in 2001 ( VanLev for hypertension).

Looking ahead, we expect extreme stock price volatility and vicious sector rotation to continue as economic growth slows and corporate earnings expectations are adjusted to reflect the slower growth environment. However, slower economic growth means interest rates and inflation expectations are likely to decline, creating a very favorable backdrop for the stock market. We believe a diversified portfolio strategy emphasizing companies with strong fundamentals and consistent, predictable earnings growth is the key to success.

LEON DODGE
MARIAN ZENTMYER
Portfolio Manager
MISSISSIPPI VALLEY ADVISORS
DIVISION OF FIRMCO

(1) The S&P 500/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios.

(2) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00



                                                % of portfolio

     USA Education, Inc.                        4.3
     Eli Lilly & Co.                            3.2
     Heinz (H.J.), Co.                          2.8
     USX -- Marathon Group                      2.4
     Citigroup, Inc.                            2.2
     Safeway, Inc.                              1.9
     General Electric Co.                       1.9
     Verizon Communications, Inc.               1.9
     McGraw-Hill Companies, Inc. (The)          1.9
     SBC Communications Corp.                   1.9


------------------------------------------------

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



  FINANCIAL SERVICES     18.6%

Technology               15.3%
Consumer Staples         13.6%
Health Care              11.0%
Utilities                 5.3%
Energy                    7.6%
Capital Goods             7.3%
Consumer Cyclicals        7.1%
Other                     9.1%
Communications Services   5.1%


--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
GROWTH & INCOME EQUITY PORTFOLIO                     FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH & INCOME EQUITY PORTFOLIO, MANAGED BY
MISSISSIPPI VALLEY ADVISORS VS. S&P 500 INDEX
Growth Based on $10,000+



       GROWTH AND INCOME EQUITY PORTFOLIO,  S&P 500

                            managed by MVA    Index
7/97                               $10,000  $10,000
9/97                               $10,772  $10,749
12/97                              $10,826  $11,057
3/98                               $12,191  $12,600
6/98                               $11,976  $13,016
9/98                               $10,344  $11,721
12/98                              $12,445  $14,217
3/99                               $12,746  $14,925
6/99                               $14,167  $15,978
9/99                               $13,006  $14,981
12/99                              $14,457  $17,210
3/00                               $14,352  $17,604
6/00                               $14,208  $17,137
9/00                               $13,730  $16,973
12/00                              $13,640  $15,645




                                           Average Annual Return(1)
                                     1 Year     3 Year    Since Inception+

     Growth and Income Equity
     Portfolio, managed by MVA       -5.66%      8.00%          9.25%
--
- -  S&P 500 Index                   -9.09%     12.26%         13.64%


+Index is shown from the first full month since Portfolio's inception.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth and Income Equity Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

--------------------------------------------------------------------------------
                                       27

Cova Series Trust
Small Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



--------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES    (NOTE 1)
--------------------------------------------------------------


COMMON STOCKS - 93.9%
ADVERTISING - 0.6%
Getty Images, Inc.*...................... 14,300  $    457,600
internet.com Corp.*....................... 6,600        39,187
Obie Media Corp.*........................ 14,100       108,394
                                                  ------------
                                                       605,181
                                                  ------------
APPAREL RETAILERS - 1.4%
Abercrombie & Fitch Co.*................. 21,200       424,000
Pacific Sunwear of California, Inc.*..... 38,000       973,750
                                                  ------------
                                                     1,397,750
                                                  ------------
AUTOMOTIVE - 0.9%
Borg-Warner Automotive, Inc............... 7,100       284,000
Monaco Coach Corp.*...................... 21,100       373,206
National R.V. Holdings, Inc.*............ 18,500       213,906
                                                  ------------
                                                       871,112
                                                  ------------
BANKING - 5.2%
American Capital Strategies, Ltd......... 11,000       277,062
AmeriCredit Corp.*....................... 26,100       711,225
Bank United Corp......................... 14,900     1,015,994
City National Corp....................... 15,800       613,237
Medallion Financial Corp................. 28,700       419,737
MicroFinancial, Inc....................... 6,600        77,550
National Commerce Bancorp................ 21,900       542,025
Net.B@nk, Inc.*.......................... 31,000       203,437
NextCard, Inc.*.......................... 38,300       306,400
Pacific Century Financial Corp........... 22,900       405,044
Waypoint Financial Corp.*................ 18,400       202,400
Westamerica Bancorp....................... 7,800       335,400
                                                  ------------
                                                     5,109,511
                                                  ------------
BEVERAGES, FOOD & TOBACCO - 0.9%
Keebler Foods Co......................... 21,100       874,331
                                                  ------------
BUILDING MATERIALS - 1.0%
Elcor Corp............................... 22,150       373,781
Omnicare, Inc............................ 26,400       570,900
                                                  ------------
                                                       944,681
                                                  ------------
CHEMICALS - 3.5%
Albemarle Corp........................... 26,100       645,975
Eden Bioscience Corp.*.................... 5,200       155,675
Gentek, Inc.............................. 40,820       673,530
Georgia Gulf Corp........................ 40,600       692,737
Minerals Technologies, Inc................ 8,300       283,756
Wellman, Inc............................. 67,900       959,087
                                                  ------------
                                                     3,410,760
                                                  ------------
COMMERCIAL SERVICES - 3.4%
Ciphergen Biosystems, Inc.*............... 2,900        38,425
Core Laboratories N.V.*.................. 16,900       461,581
Deltagen, Inc.*.......................... 13,600       141,950
DiamondCluster International, Inc. - Class A*...
  11,100                                               338,550
Diversa Corp.*............................ 5,800       104,037
Exelixis, Inc.*........................... 3,900        57,037

--------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES    (NOTE 1)
--------------------------------------------------------------


COMMERCIAL SERVICES - CONTINUED
Isis Pharmaceuticals, Inc.*.............. 19,100  $    202,938
Maxygen, Inc.*............................ 5,100       124,950
MediChem Life Sciences, Inc.*............ 10,100        46,712
On Assignment, Inc.*..................... 37,200     1,060,200
Trimeris, Inc.*........................... 6,000       329,250
Wind River Systems, Inc.*................ 13,400       457,275
                                                  ------------
                                                     3,362,905
                                                  ------------
COMMUNICATIONS - 1.8%
Advanced Fibre Communications, Inc.*..... 32,000       578,000
Inet Technologies, Inc.*.................. 3,900       157,950
L-3 Communications Holdings, Inc.*........ 5,900       454,300
Polycom, Inc.*............................ 8,800       283,250
Turnstone Systems, Inc.*................. 19,600       145,775
U.S. Wireless Corp.*..................... 23,100       101,062
Ulticom, Inc.*............................ 2,600        88,562
                                                  ------------
                                                     1,808,899
                                                  ------------
COMPUTER SOFTWARE & PROCESSING - 10.8%
Agile Software Corp.*.................... 13,100       646,812
Apropos Technology, Inc.*................ 18,300       130,387
Certicom Corp.*.......................... 20,400       415,650
Clarent Corp.*............................ 8,000        90,500
Click2Learn.com, Inc.*................... 24,100       234,975
Corillian Corp.*......................... 15,000       180,000
DigitalThink, Inc.*...................... 33,200       566,475
E. Piphany, Inc.*......................... 4,500       242,719
Eclipsys Corp.*.......................... 14,400       352,800
eFunds Corp.*............................ 18,575       170,658
Espeed, Inc. - Class A*.................. 20,100       315,319
Informatica Corp.*....................... 20,700       818,944
Innovative Solutions and Support, Inc.*... 8,300       145,379
Internet Security Systems, Inc.*......... 14,500     1,137,344
Interwoven, Inc.*......................... 3,800       250,562
Metasolv Software, Inc.*................. 14,000       127,750
Netegrity, Inc.*.......................... 8,550       464,906
Nuance Communications, Inc.*.............. 4,800       207,000
Peregrine Systems, Inc.*................. 39,700       784,075
Precise Software Solutions Ltd.*.......... 7,800       193,050
Retek, Inc.*............................. 12,900       314,437
Saba Software, Inc.*..................... 24,600       387,450
SafeNet, Inc.*............................ 3,700       173,900
SeeBeyond Technology Corp.*.............. 13,700       140,425
SmartForce Plc (ADR)*.................... 13,900       522,119
Source Information Management Co. (The)*........
  31,600                                               118,500
SynQuest, Inc.*.......................... 15,500       114,312
Tumbleweed Communications Corp.*......... 21,600       369,563
Watchguard Technologies, Inc.*............ 9,500       300,437
WebTrends Corp.*......................... 15,800       457,212
Witness Systems, Inc.*................... 18,000       243,000
                                                  ------------
                                                    10,616,660
                                                  ------------


                       See notes to financial statements
                                       28

Cova Series Trust
Small Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


--------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES    (NOTE 1)
--------------------------------------------------------------


COMPUTERS & INFORMATION - 0.3%
M-Systems Flash Disk Pioneer Ltd.*....... 19,200  $    267,600
                                                  ------------
CONTAINERS & PACKAGING - 0.9%
Pactiv Corp.*............................ 69,500       860,062
                                                  ------------
COSMETICS & PERSONAL CARE - 0.9%
Alberto-Culver Co. - Class B............. 21,200       907,625
                                                  ------------
ELECTRIC UTILITIES - 2.9%
Cleco Corp............................... 28,800     1,576,800
CMS Energy Corp.......................... 39,300     1,245,319
                                                  ------------
                                                     2,822,119
                                                  ------------
ELECTRICAL EQUIPMENT - 0.8%
Active Power, Inc.*...................... 15,000       329,062
Capstone Turbine Corp.*.................. 13,800       386,398
Wilson Greatbatch Technologies, Inc.*..... 3,300        93,225
                                                  ------------
                                                       808,685
                                                  ------------
ELECTRONICS - 4.4%
Alliance Fiber Optic Products, Inc.*...... 8,500        51,000
AXT, Inc.*............................... 14,200       469,487
C-Cube Microsystems, Inc.*............... 39,200       482,650
Caliper Technologies Corp.*............... 4,900       230,300
DDi Corp.*................................ 9,700       264,325
Exar Corp.*.............................. 31,800       985,304
Garmin Ltd.*............................. 13,400       264,650
hi/fn, Inc.*............................. 17,400       478,500
JNI Corp.*................................ 6,400       145,200
Oplink Communications, Inc.*............. 21,800       391,037
Power-One, Inc.*.......................... 8,400       330,225
Silicon Image, Inc.*..................... 46,600       253,387
                                                  ------------
                                                     4,346,065
                                                  ------------
ENTERTAINMENT & LEISURE - 2.3%
Adolor Corp.*............................. 5,700       125,400
American Classic Voyages Co.*............ 16,700       233,800
Anchor Gaming*........................... 21,800       850,200
Concord Camera Corp.*.................... 20,700       341,550
Lexar Media, Inc.*....................... 26,800        25,125
Penn National Gaming, Inc.*.............. 22,300       227,181
WMS Industries, Inc.*.................... 21,400       430,675
                                                  ------------
                                                     2,233,931
                                                  ------------
FINANCIAL SERVICES - 4.3%
Allied Capital Corp...................... 53,100     1,108,462
American Home Mortgage Holdings, Inc.*... 17,800        84,550
Ameritrade Holding Corp.*................ 56,600       396,200
Doral Financial Corp..................... 27,100       655,481
Heller Financial, Inc.................... 36,900     1,132,369
Irwin Financial Corp...................... 3,400        72,037
Ocwen Financial Corp.*................... 32,500       207,188
Southwest Securities Group, Inc........... 9,610       248,659

--------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES    (NOTE 1)
--------------------------------------------------------------


FINANCIAL SERVICES - CONTINUED
W.P. Stewart & Co., Ltd.*................ 10,700  $    278,200
Web Street, Inc.*........................ 10,400         8,776
                                                  ------------
                                                     4,191,922
                                                  ------------
FOREST PRODUCTS & PAPER - 1.7%
Buckeye Technologies, Inc.*.............. 46,500       653,906
Caraustar Industries, Inc................ 47,500       445,313
Universal Forest Products, Inc........... 39,600       524,700
                                                  ------------
                                                     1,623,919
                                                  ------------
HEALTH CARE PROVIDERS - 1.2%
Accredo Health, Inc.*..................... 6,950       348,803
Specialty Laboratories, Inc.*............. 2,000        66,250
Triad Hospitals, Inc.*................... 21,900       713,119
                                                  ------------
                                                     1,128,172
                                                  ------------
HEAVY CONSTRUCTION - 0.8%
McDermott International, Inc............. 74,400       799,800
                                                  ------------
HEAVY MACHINERY - 2.0%
Applied Industrial Technologies, Inc...... 4,800        98,700
Flowserve Corp.*......................... 14,700       314,213
IDEXX Corp............................... 13,100       433,938
Kennametal, Inc.......................... 18,600       541,725
Optimal Robotics Corp.*.................. 17,500       587,344
                                                  ------------
                                                     1,975,920
                                                  ------------
HOUSEHOLD PRODUCTS - 0.3%
Gentex Corp.*............................ 13,100       243,988
                                                  ------------
INDUSTRIAL - DIVERSIFIED - 3.1%
Millipore Corp............................ 5,000       315,000
Shaw Group, Inc.*........................ 26,600     1,330,000
Symyx Technologies, Inc.*................ 16,500       594,000
Valmont Industries, Inc.................. 40,800       749,700
                                                  ------------
                                                     2,988,700
                                                  ------------
INSURANCE - 4.2%
American Physicians Capital, Inc.*....... 14,700       243,469
Hooper Holmes, Inc....................... 57,900       640,374
MIIX Group, Inc........................... 3,700        27,750
Nationwide Financial Services, Inc. - Class A...
  15,400                                               731,500
Protective Life Corp..................... 34,500     1,112,625
StanCorp Financial Group, Inc............ 15,900       759,225
W.R. Berkley Corp........................ 13,300       627,594
                                                  ------------
                                                     4,142,537
                                                  ------------
LODGING - 0.5%
Station Casinos, Inc.*................... 35,700       533,269
                                                  ------------
MEDIA - BROADCASTING & PUBLISHING - 0.9%
Hearst-Argyle Television, Inc.*.......... 25,100       512,981
Insight Communications Co., Inc.*........ 17,300       406,550
                                                  ------------
                                                       919,531
                                                  ------------
MEDICAL SUPPLIES - 5.0%
August Technology Corp.*................. 18,200       235,463
Bruker Daltonics, Inc.*................... 6,500       153,156


                       See notes to financial statements
                                       29

Cova Series Trust
Small Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


--------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES    (NOTE 1)
--------------------------------------------------------------


MEDICAL SUPPLIES - CONTINUED
Cyberonics, Inc.*........................ 21,700  $    504,525
Enzon, Inc.*............................. 10,200       633,038
Harvard Bioscience, Inc.*................. 8,000        79,000
i-STAT Corp.*............................ 24,000       634,500
Meade Instruments Corp.*................. 28,000       183,750
Mettler-Toledo International, Inc.*...... 17,100       929,813
Molecular Devices Corp.*.................. 8,800       602,250
Physiometrix, Inc.*...................... 10,700       170,531
Priority Healthcare Corp. - Class B*...... 6,500       265,281
STAAR Surgical Co.*...................... 30,500       383,156
Transgenomic, Inc.*....................... 8,800        92,400
                                                  ------------
                                                     4,866,863
                                                  ------------
METALS - 0.8%
Gulf Island Fabrication, Inc.*........... 12,600       229,163
Mueller Industries, Inc.*................ 20,800       557,700
                                                  ------------
                                                       786,863
                                                  ------------
OIL & GAS - 6.3%
Abraxas Petroleum Corp.*................. 19,000        83,125
Atmos Energy Corp........................ 31,100       758,063
Evergreen Resources, Inc.*................ 8,500       328,313
Global Industries, Ltd.*................. 18,600       254,588
Kinder Morgan, Inc....................... 15,300       798,469
National-Oilwell, Inc.*.................. 36,400     1,408,225
Newfield Exploration Co.*................ 25,200     1,195,425
Spinnaker Exploration Co.*............... 24,200     1,028,500
Westport Resources Corp.*................ 16,200       355,388
                                                  ------------
                                                     6,210,096
                                                  ------------
PHARMACEUTICALS - 8.6%
3 Dimensional Pharmaceuticals, Inc.*...... 4,400        65,175
Abgenix, Inc.*........................... 11,500       679,219
Akorn, Inc.*............................. 33,800       221,813
Arena Pharmaceuticals, Inc.*.............. 4,200        65,100
Bindley Western Industries, Inc.......... 18,700       777,219
Charles River Laboratories Intl., Inc.*.........
  17,100                                               468,113
COR Therapeutics, Inc.*................... 9,700       341,319
Durect Corp.*............................. 3,700        44,400
Gilead Sciences, Inc.*.................... 5,600       464,450
Human Genome Sciences, Inc.*.............. 6,200       429,738
IDEC Pharmaceuticals Corp.*............... 2,200       417,038
ImmunoGen, Inc.*.......................... 6,000       128,625
Inhale Therapeutic Systems, Inc.*........ 13,817       697,759
Ligand Pharmaceuticals, Inc. - Class B*.........
  53,600                                               750,400
Medarex, Inc.*........................... 22,900       933,175
Neurocrine Biosciences, Inc.*............ 16,100       533,313
OSI Pharmaceuticals, Inc.*................ 3,000       240,375
POZEN, Inc.*............................. 13,888       253,456
Vertex Pharmaceuticals, Inc.*............ 12,900       922,350
                                                  ------------
                                                     8,433,037
                                                  ------------

--------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES    (NOTE 1)
--------------------------------------------------------------


REAL ESTATE - 4.3%
Catellus Development Corp.*.............. 17,500  $    306,250
Centerpoint Properties Corp. (REIT)...... 14,500       685,125
CoStar Group, Inc.*....................... 8,600       203,175
Cousins Properties, Inc. (REIT).......... 30,100       840,919
General Growth Properties, Inc. (REIT)... 13,300       481,294
Manufactured Home Communities, Inc. (REIT)......
  11,800                                               342,200
Mission West Properties, Inc. (REIT)..... 24,600       341,325
Post Properties, Inc. (REIT)............. 25,567       960,360
                                                  ------------
                                                     4,160,648
                                                  ------------
RESTAURANTS - 0.1%
California Pizza Kitchen, Inc.*........... 5,100       144,075
                                                  ------------
RETAILERS - 1.2%
BJ's Wholesale Club, Inc.*................ 6,900       264,788
Cost Plus, Inc.*......................... 18,000       528,750
School Specialty, Inc.*.................. 16,800       337,050
                                                  ------------
                                                     1,130,588
                                                  ------------
TELEPHONE SYSTEMS - 1.2%
Boston Communications Group, Inc.*........ 3,200        89,200
ECtel Ltd.*.............................. 11,900       136,106
Flag Telecom Holdings Ltd.*.............. 41,600       260,000
IBasis, Inc.*............................ 25,100       103,538
ITXC Corp.*.............................. 19,300       133,894
SBA Communications Corp.*................. 5,200       213,525
TeleCommunication Systems, Inc.*.......... 8,400        28,350
Wireless Facilities, Inc.*................ 4,500       163,125
                                                  ------------
                                                     1,127,738
                                                  ------------
TEXTILES, CLOTHING & FABRICS - 1.7%
Coach, Inc.*.............................. 9,300       267,375
Genesco, Inc.*........................... 39,900       975,056
Skechers U.S.A., Inc.*................... 11,700       181,350
Vans, Inc.*.............................. 14,100       238,819
                                                  ------------
                                                     1,662,600
                                                  ------------
TRANSPORTATION - 3.7%
C.H. Robinson Worldwide, Inc............. 27,900       877,106
GATX Corp................................ 14,300       713,213
Skywest, Inc............................. 31,400       902,750
Werner Enterprises, Inc.................. 46,475       790,075
Willis Lease Finance Corp.*.............. 34,400       344,000
                                                  ------------
                                                     3,627,144
                                                  ------------
Total Common Stocks (Cost $85,870,216)              91,945,287
                                                  ------------

CONVERTIBLE PREFERRED STOCKS - 0.1%
FINANCIAL SERVICES - 0.1%
Amcv Capital Trust I (Cost $195,000)*.... 3,900        108,225
                                                  ------------


                       See notes to financial statements
                                       30

Cova Series Trust
Small Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



----------------------------------------------------------------
PAR                    SECURITY                        VALUE
AMOUNT               DESCRIPTION                      (NOTE 1)
----------------------------------------------------------------


       PAR  SHORT-TERM INVESTMENTS - 11.8%
$  393,582  American Express II, 6.63%,
              due 01/18/01(a).............          $    393,582
   787,163  Bank of America, 6.67%, due
              03/22/01(a).................               787,163
   787,162  Bank of Montreal, 6.563%, due
              01/05/01(a).................               787,162
 2,361,485  Bank of Nova Scotia, 6.67%,
              due 01/05/01(a).............             2,361,485
   787,162  Bank of Nova Scotia I, 6.63%,
              due 01/19/01(a).............               787,162
 1,574,323  Bayerische Hypovereinsbank,
              5.50%, due 01/02/01(a)......             1,574,323
   371,525  Bayerische Hypovereinsbank I,
              6.63%, due 02/01/01(a)......               371,525
   393,583  First Union National Bank,
              6.67%, due 05/09/01(a)......               393,583
   925,630  Fleet National Bank, 6.85%,
              due 04/30/01(a).............               925,630
   834,960  Goldman Sachs, 6.71%, due
              02/13/01(a).................               834,960
 2,361,485  Merrimac Cash Fund-Premium
              Class, 6.50%, due
              01/02/01(a).................             2,361,485
                                                    ------------
 Total Short-Term Investments
       (Cost $11,578,060)                             11,578,060
                                                    ------------




 TOTAL INVESTMENTS - 105.8%
       (Cost $97,643,276)                             103,631,572

            Other Assets and Liabilities (net) -
            (5.8%)                                    (5,688,299)
                                                    -------------

 TOTAL NET ASSETS - 100.0%                          $  97,943,273
                                                    =============


           PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 (a) Represents investment of collateral received from securities lending transactions.

 ADR - American Depositary Receipt

 REIT - Real Estate Investment Trust

                       See notes to financial statements
                                       31

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



---------------------------------------------------------------------------
PAR                    SECURITY                                    VALUE
AMOUNT               DESCRIPTION            COUPON   MATURITY    (NOTE 1)
---------------------------------------------------------------------------


            DOMESTIC BONDS & DEBT
              SECURITIES - 96.4%
            ASSET BACKED SECURITIES - 17.1%
$2,500,000  AmeriCredit Auto Receivable     5.960%  03/12/2006  $ 2,510,587
              Trust 1999-B A4.............
 2,500,000  Associates Automobile           6.820%  02/15/2005    2,521,330
              Receivables Trust...........
 1,500,000  Carco Auto Loan Master          5.780%  03/15/2004    1,498,013
              Trust.......................
   360,000  Citibank Credit Card Master     5.500%  02/15/2006      355,602
              Trust.......................
 1,230,000  Citibank Credit Card Master     6.150%  03/10/2011    1,203,468
              Trust.......................
 2,500,000  Dailmer-Benz Vehicle Trust....  5.220%  12/22/2003    2,476,763
 1,500,000  First USA Credit Card Master    6.420%  03/17/2005    1,514,018
              Trust.......................
   340,000  Fleet Credit Card Master        7.020%  02/15/2008      354,630
              Trust.......................
    60,000  MBNA Master Credit Card         6.900%  01/15/2008       62,292
              Trust.......................
   595,000  Money Store Home Equity Trust   6.485%  12/15/2038      595,455
              (The).......................
   500,000  Peco Energy Transition          5.800%  03/01/2007      495,088
              Trust.......................
   915,000  Residential Asset Securities    7.365%  09/25/2016      918,742
              Corp........................
   915,000  Residential Asset Securities    7.355%  01/25/2026      932,592
              Corp........................
   450,000  UBS PFD Funding Trust.........  8.622%  10/29/2049      473,228
                                                                -----------
                                                                 15,911,808
                                                                -----------
            AUTOMOTIVE - 0.6%
   625,000  Ford Motor Credit Co..........  5.750%  02/23/2004      605,411
                                                                -----------
            BANKING - 4.5%
   450,000  Capital One Bank..............  8.250%  06/15/2005      455,537
   920,000  First Union National Bank.....  7.800%  08/18/2010      950,635
   225,000  Fleet Capital Ltd.............  7.920%  12/11/2026      209,784
   415,000  ING Capital Funding Trust       8.439%  12/31/2049      423,054
              III.........................
   600,000  Qwest Capital Funding           7.750%  08/15/2006      614,089
              (144A)(a)...................
 1,500,000  Wachovia Corp.................  6.700%  06/21/2004    1,514,457
                                                                -----------
                                                                  4,167,556
                                                                -----------
            BEVERAGES, FOOD & TOBACCO - 0.2%
   175,000  Smithfield Foods, Inc.........  7.625%  02/15/2008      164,281
                                                                -----------
            COLLATERALIZED MORTGAGE OBLIGATIONS - 18.8%
   211,463  Banc of America Commercial      7.109%  11/15/2008      219,604
              Mortgage, Inc...............
 2,400,000  Chase Manhattan Bank - First    7.439%  07/15/2009    2,547,732
              Union National..............
 1,980,000  Commercial Mortgage Acceptance  6.030%  03/15/2008    1,949,855
              Corp........................
   715,000  Credit Suisse First Boston      7.290%  09/15/2009      753,942
              Mortgage Securities Corp....
 2,000,000  Credit Suisse First Boston      7.545%  04/15/2010    2,137,604
              Mortgage Securities Corp....
 1,905,315  First Nationwide Trust........  6.500%  10/19/2029    1,846,694
 1,655,000  First Union Commercial          6.070%  10/15/2008    1,629,743
              Mortgage....................
   240,000  First Union-Lehman Brothers     6.600%  05/18/2007      244,032
              Co..........................
 1,730,000  First Union-Lehman Brothers     6.650%  12/18/2007    1,764,479
              Co..........................
 1,500,000  Morgan Stanley Capital,         6.170%  10/03/2008    1,477,185
              Inc.........................
 2,800,000  Nationslink Funding Corp......  6.316%  11/20/2008    2,799,115
   175,000  PNC Mortgage Acceptance         7.300%  09/12/2010      184,326
              Corp........................
                                                                -----------
                                                                 17,554,311
                                                                -----------
            COMMUNICATIONS - 1.0%
   985,000  Tele-Communications TCI         7.875%  02/15/2026      965,052
              Group.......................
                                                                -----------
            ELECTRIC SERVICES - 0.5%
   480,000  Dominion Resources, Inc.......  7.625%  07/15/2005      501,136
                                                                -----------
            ELECTRIC UTILITIES - 0.3%
   275,000  Xcel Energy, Inc..............  7.000%  12/01/2010      273,172
                                                                -----------
            FINANCIAL SERVICES - 1.9%
 1,800,000  General Motors Acceptance       6.850%  06/17/2004    1,800,785
              Corp........................
                                                                -----------


                       See notes to financial statements
                                       32

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


---------------------------------------------------------------------------
PAR                    SECURITY                                    VALUE
AMOUNT               DESCRIPTION            COUPON   MATURITY    (NOTE 1)
---------------------------------------------------------------------------


            FOOD RETAILERS - 0.3%
$  275,000  Kroger Co.....................  7.250%  06/01/2009  $   280,974
                                                                -----------
            INSURANCE - 0.7%
   600,000  AXA...........................  8.600%  12/15/2030      619,535
                                                                -----------
            LODGING - 0.1%
   110,000  Felcor Lodging LP.............  9.500%  09/15/2008      109,450
                                                                -----------
            MEDIA - BROADCASTING & PUBLISHING - 2.0%
   450,000  Clear Channel Communications,   7.875%  06/15/2005      468,157
              Inc.........................
   455,000  Cox Communications, Inc.......  7.750%  11/01/2010      473,329
   250,000  Fox Liberty Networks LLC......  8.875%  08/15/2007      256,250
   600,000  News America Holdings, Inc....  8.500%  02/15/2005      623,763
    30,000  News America Holdings, Inc....  7.700%  10/30/2025       27,336
                                                                -----------
                                                                  1,848,835
                                                                -----------
            OIL & GAS - 1.8%
   200,000  Dynegy, Inc...................  6.875%  07/15/2002      200,145
   450,000  Dynegy, Inc...................  7.450%  07/15/2006      461,161
   500,000  Sonat, Inc....................  7.625%  07/15/2011      519,000
   430,000  Tosco Corp....................  8.125%  02/15/2030      464,478
                                                                -----------
                                                                  1,644,784
                                                                -----------
            RETAILERS - 0.3%
   230,000  Lowe's Co., Inc...............  7.500%  12/05/2005      234,861
                                                                -----------
            TELEPHONE SYSTEMS - 1.4%
   680,000  British Telecom Plc...........  8.125%  12/15/2010      690,364
   250,000  Global Crossing Ltd...........  9.125%  11/15/2006      240,625
   455,000  Liberty Media Group...........  8.250%  02/01/2030      416,185
                                                                -----------
                                                                  1,347,174
                                                                -----------
            U.S. GOVERNMENT AGENCY - 8.5%
 1,650,000  Federal Home Loan Mortgage      6.875%  09/15/2010    1,762,215
              Corp........................
 3,064,000  Federal National Mortgage       7.000%  07/15/2005    3,218,711
              Association.................
 2,297,000  Federal National Mortgage       7.125%  06/15/2010    2,491,650
              Association.................
   402,000  Federal National Mortgage       7.125%  01/15/2030      450,172
              Association.................
                                                                -----------
                                                                  7,922,748
                                                                -----------
            U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 24.7%
    17,624  Federal Home Loan Mortgage      8.000%  09/01/2008       18,318
              Corp........................
   822,679  Federal National Mortgage       6.500%  06/01/2014      822,568
              Association.................
    74,330  Federal National Mortgage       6.500%  08/01/2014       74,320
              Association.................
    25,679  Federal National Mortgage       6.500%  09/01/2014       25,675
              Association.................
   208,349  Federal National Mortgage       6.500%  09/01/2014      208,320
              Association.................
   111,288  Federal National Mortgage       6.500%  12/01/2014      111,273
              Association.................
   607,056  Federal National Mortgage       6.500%  12/01/2014      606,974
              Association.................
    87,238  Federal National Mortgage       6.500%  01/01/2015       87,226
              Association.................
   806,616  Federal National Mortgage       6.500%  02/01/2015      806,507
              Association.................
   336,757  Federal National Mortgage       7.000%  03/01/2015      340,290
              Association.................
   868,660  Federal National Mortgage       7.000%  03/01/2015      877,772
              Association.................
   810,933  Federal National Mortgage       7.000%  03/01/2015      819,440
              Association.................
   775,081  Federal National Mortgage       7.000%  04/01/2015      783,211
              Association.................
    19,200  Federal National Mortgage       8.500%  07/01/2019       19,741
              Association.................
   355,583  Federal National Mortgage       7.500%  12/01/2022      360,724
              Association.................
   785,023  Federal National Mortgage       7.000%  06/01/2028      786,176
              Association.................
   385,519  Federal National Mortgage       6.000%  07/01/2028      373,058
              Association.................
   390,968  Federal National Mortgage       7.000%  08/01/2028      391,542
              Association.................
   784,786  Federal National Mortgage       7.000%  09/01/2028      785,938
              Association.................


                       See notes to financial statements
                                       33

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


---------------------------------------------------------------------------
PAR                    SECURITY                                    VALUE
AMOUNT               DESCRIPTION            COUPON   MATURITY    (NOTE 1)
---------------------------------------------------------------------------


            U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
$   79,862  Federal National Mortgage       6.000%  10/01/2028  $    77,281
              Association.................
   300,754  Federal National Mortgage       6.000%  12/01/2028      291,032
              Association.................
   721,938  Federal National Mortgage       7.000%  08/01/2029      722,998
              Association.................
   417,403  Federal National Mortgage       7.000%  08/01/2029      418,016
              Association.................
    59,757  Federal National Mortgage       7.000%  09/01/2029       59,845
              Association.................
   498,420  Federal National Mortgage       7.500%  09/01/2029      505,626
              Association.................
   630,925  Federal National Mortgage       7.500%  09/01/2029      640,046
              Association.................
   361,353  Federal National Mortgage       7.500%  10/01/2029      366,577
              Association.................
   541,931  Federal National Mortgage       7.500%  10/01/2029      549,766
              Association.................
   542,843  Federal National Mortgage       7.500%  10/01/2029      550,691
              Association.................
    24,931  Federal National Mortgage       7.000%  12/01/2029       24,967
              Association.................
    34,106  Federal National Mortgage       7.000%  12/01/2029       34,156
              Association.................
    77,266  Federal National Mortgage       7.500%  01/01/2030       78,383
              Association.................
   899,748  Federal National Mortgage       7.000%  02/01/2030      901,070
              Association.................
   323,744  Federal National Mortgage       7.000%  02/01/2030      324,219
              Association.................
    26,921  Federal National Mortgage       7.000%  03/01/2030       26,961
              Association.................
    45,353  Federal National Mortgage       7.000%  04/01/2030       45,420
              Association.................
   419,302  Federal National Mortgage       7.500%  04/01/2030      425,365
              Association.................
   914,769  Federal National Mortgage       7.000%  05/01/2030      916,113
              Association.................
   523,421  Federal National Mortgage       7.000%  07/01/2030      524,189
              Association.................
   432,280  Federal National Mortgage       7.500%  07/01/2030      438,530
              Association.................
   368,049  Federal National Mortgage       7.500%  07/01/2030      373,370
              Association.................
   771,444  Federal National Mortgage       7.500%  07/01/2030      782,598
              Association.................
   670,143  Federal National Mortgage       7.000%  08/01/2030      671,128
              Association.................
   254,975  Federal National Mortgage       7.000%  12/01/2030      255,350
              Association.................
    32,367  Government National Mortgage    9.000%  01/15/2020       33,588
              Association.................
    60,359  Government National Mortgage    7.500%  02/15/2027       61,370
              Association.................
 2,514,156  Government National Mortgage    6.500%  12/15/2028    2,487,888
              Association.................
   498,502  Government National Mortgage    7.000%  07/15/2029      500,771
              Association.................
   124,622  Government National Mortgage    7.000%  11/15/2029      125,189
              Association.................
   394,261  Government National Mortgage    7.000%  02/15/2030      396,055
              Association.................
   404,730  Government National Mortgage    7.000%  05/15/2030      406,573
              Association.................
   676,122  Government National Mortgage    7.000%  05/15/2030      679,200
              Association.................
                                                                -----------
                                                                 22,993,404
                                                                -----------
            U.S. TREASURY SECURITIES - 11.7%
 2,670,000  U.S. Treasury Bond(b).........  8.875%  02/15/2019    3,669,723
 4,378,000  U.S. Treasury Bond............  6.750%  08/15/2026    5,060,014
   335,000  U.S. Treasury Bond............  6.500%  11/15/2026      376,367
    10,000  U.S. Treasury Bond............  5.250%  02/15/2029        9,605
   380,000  U.S. Treasury Bond............  6.125%  08/15/2029      413,963
   900,000  U.S. Treasury Note............  6.750%  05/15/2005      958,245
   300,000  U.S. Treasury Note............  8.000%  11/15/2021      388,266
                                                                -----------
                                                                 10,876,183
                                                                -----------
            Total Domestic Bonds & Debt                          89,821,460
              Securities (Cost
              $86,642,952)
                                                                -----------
            FOREIGN BONDS & DEBT
              SECURITIES - 2.3%
            ARGENTINA - 0.0%
    25,000  Argentina (Republic of)         11.375% 01/30/2017       22,337
              (Global)....................
                                                                -----------
            CANADA - 0.3%
   250,000  Quebec Province (Global)......  7.500%  09/15/2029      270,152
                                                                -----------
            CHANNEL ISLANDS - 0.5%
   420,000  HSBC Capital Funding (144A)     10.176% 12/29/2049      484,307
              (Yankee)(a).................
                                                                -----------


                       See notes to financial statements
                                       34

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


---------------------------------------------------------------------------
PAR                    SECURITY                                    VALUE
AMOUNT               DESCRIPTION            COUPON   MATURITY    (NOTE 1)
---------------------------------------------------------------------------


            COLOMBIA - 0.0%
$   50,000  Colombia (Republic of)          9.750%  04/23/2009  $    42,125
              (Global)....................
                                                                -----------
            MEXICO - 0.1%
    20,000  United Mexican States.........  10.375% 02/17/2009       21,920
    20,000  United Mexican States Series A  9.875%  02/01/2010       21,510
              (Global)....................
                                                                -----------
                                                                     43,430
                                                                -----------
            NETHERLANDS - 1.4%
   435,000  Deutsche Telekom Finance B.V.   8.250%  06/15/2030      430,905
              (Global)....................
   330,000  Koninklijke KPN N.V. (144A)     8.375%  10/01/2030      288,304
              (U.S.$)(a)..................
   250,000  KPNQwest B.V. (Yankee)........  8.125%  06/01/2009      221,250
   325,000  Telefonica Europe B.V.          7.750%  09/15/2010      329,561
              (Global)....................
                                                                -----------
                                                                  1,270,020
                                                                -----------
            PERU - 0.0%
    10,000  Peru (Republic of) PDI          4.500%  03/07/2017        6,497
              (U.S.$).....................
                                                                -----------
            QATAR - 0.0%
    20,000  Qatar (State of) (U.S.$)......  9.750%  06/15/2030       20,194
                                                                -----------
            Total Foreign Bonds & Debt                            2,159,062
              Securities (Cost $2,167,423)
                                                                -----------

            SHORT-TERM INVESTMENTS - 4.4%
   139,111  American Express II, 6.63%, due 01/18/01(c).......      139,111
   278,221  Bank of America, 6.67%, due 03/22/01(c)...........      278,221
   278,221  Bank of Montreal, 6.563%, due 01/05/01(c).........      278,221
   834,664  Bank of Nova Scotia, 6.67%, due 01/05/01(c).......      834,664
   278,221  Bank of Nova Scotia I, 6.63%, due 01/19/01(c).....      278,221
   556,442  Bayerische Hypovereinsbank, 5.50%, due                  556,442
              01/02/01(c).....................................
   131,112  Bayerische Hypovereinsbank I, 6.63%, due                131,112
              02/01/01(c).....................................
   139,110  First Union National Bank, 6.67%, due                   139,110
              05/09/01(c).....................................
   343,532  Fleet National Bank, 6.85%, due 04/30/01(c).......      343,532
   278,952  Goldman Sachs, 6.71%, due 02/13/01(c).............      278,952
   834,664  Merrimac Cash Fund-Premium Class, 6.50%, due            834,664
              01/02/01(c).....................................
                                                                -----------
  Total Short-Term Investments                                    4,092,250
              (Cost $4,092,250)
                                                                -----------




  TOTAL INVESTMENTS - 103.1%
            (Cost $92,902,625)                                   96,072,772

  Other Assets and Liabilities (net) -
            (3.1%)                                              (2,868,752)
                                                              -------------

  TOTAL NET ASSETS - 100.0%                                   $  93,204,020
                                                              =============


           PORTFOLIO FOOTNOTES:

 (a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

 (b)  Held as collateral for open futures contracts.

 (c) Represents investment of collateral received from securities lending transactions.

 Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

                       See notes to financial statements
                                       35

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

The following table summarizes the portfolio composition of long-term debt holdings at December 31, 2000, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.



PORTFOLIO COMPOSITION BY CREDIT QUALITY
-------------------------------------------------------------------------------

RATINGS                                                  % OF PORTFOLIO
U.S. Gov't and Agency Obligations                              43.4 %
AAA                                                            33.1
AA                                                              0.5
A                                                              11.0
BBB                                                             6.8
BB                                                              0.9
NR                                                              4.3
                                                              -----
                                                              100.0 %
                                                              =====

Note: NR = Not Rated


                       See notes to financial statements
                                       36

Cova Series Trust
Select Equity Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



---------------------------------------------------------------
SECURITY                                              VALUE
DESCRIPTION                               SHARES     (NOTE 1)
---------------------------------------------------------------


COMMON STOCKS - 99.3%
APPAREL RETAILERS - 0.7%
Abercrombie & Fitch Co.*.................. 52,900  $  1,058,000
Gap Store, Inc............................ 17,200       438,600
                                                   ------------
                                                      1,496,600
                                                   ------------
AUTOMOTIVE - 0.9%
Ford Motor Co............................. 28,199       660,914
Lear Corp.*............................... 57,000     1,414,312
                                                   ------------
                                                      2,075,226
                                                   ------------
BANKING - 5.4%
AmSouth Bancorp........................... 55,700       849,425
Bank One Corp............................. 60,600     2,219,475
Capital One Financial Corp................ 41,100     2,704,894
First Union Corp.......................... 47,800     1,329,437
Firstar Corp.............................. 65,000     1,511,250
Southtrust Corp........................... 26,300     1,070,081
U.S. Bancorp.............................. 92,000     2,685,250
                                                   ------------
                                                     12,369,812
                                                   ------------
BEVERAGES, FOOD & TOBACCO - 3.3%
Coca-Cola Co. (The)....................... 16,800     1,023,750
Pepsico, Inc.............................. 25,500     1,263,844
Philip Morris Co., Inc................... 116,000     5,104,000
                                                   ------------
                                                      7,391,594
                                                   ------------
CHEMICALS - 1.4%
Air Products & Chemicals, Inc............. 42,110     1,726,510
Praxair, Inc.............................. 34,040     1,510,525
                                                   ------------
                                                      3,237,035
                                                   ------------
COMMERCIAL SERVICES - 0.3%
Cendant Corp.*............................ 59,675       574,372
                                                   ------------
COMMUNICATIONS - 4.9%
Cisco Systems, Inc.*..................... 182,400     6,976,800
Corning, Inc.............................. 19,800     1,045,687
Corvis Corp.*............................. 23,200       552,450
JDS Uniphase Corp.*....................... 32,700     1,363,181
Lucent Technologies, Inc.................. 38,745       523,057
Nortel Networks Corp...................... 24,200       775,912
                                                   ------------
                                                     11,237,087
                                                   ------------
COMPUTER SOFTWARE & PROCESSING - 7.9%
America Online, Inc.*..................... 92,000     3,201,600
Automatic Data Processing, Inc............ 23,500     1,487,844
Citrix Systems, Inc.*..................... 31,400       706,500
Microsoft Corp.*......................... 116,000     5,031,500
NCR Corp.*................................ 33,800     1,660,425
Oracle Corp.*............................ 129,500     3,763,594
Parametric Technology Corp.*.............. 98,600     1,324,937
VERITAS Software Corp.*.................... 8,394       734,475
                                                   ------------
                                                     17,910,875
                                                   ------------
COMPUTERS & INFORMATION - 5.3%
Compaq Computer Corp...................... 50,200       755,510

---------------------------------------------------------------
SECURITY                                              VALUE
DESCRIPTION                               SHARES     (NOTE 1)
---------------------------------------------------------------


COMPUTERS & INFORMATION - CONTINUED
Dell Computer Corp.*...................... 47,500  $    828,281
EMC Corp.*................................ 43,300     2,879,450
International Business Machines Corp...... 11,700       994,500
Quantum Corp. - DLT & Storage Systems*... 112,500     1,497,656
Sun Microsystems, Inc.*.................. 182,500     5,087,187
                                                   ------------
                                                     12,042,584
                                                   ------------
COSMETICS & PERSONAL CARE - 1.3%
Gillette Co............................... 84,600     3,056,175
                                                   ------------
ELECTRIC UTILITIES - 2.6%
FPL Group, Inc............................ 29,100     2,087,925
NiSource, Inc............................. 46,892     1,441,929
Progress Energy, Inc...................... 22,400     1,101,800
Wisconsin Energy Corp..................... 54,400     1,227,400
                                                   ------------
                                                      5,859,054
                                                   ------------
ELECTRICAL EQUIPMENT - 4.3%
General Electric Co...................... 203,500     9,755,281
                                                   ------------
ELECTRONICS - 3.0%
Altera Corp.*............................. 38,500     1,013,031
Applied Materials, Inc.*.................. 13,500       515,531
Intel Corp................................ 94,800     2,849,925
Micron Technology, Inc.*.................. 20,800       738,400
Texas Instruments, Inc.................... 35,700     1,691,287
                                                   ------------
                                                      6,808,174
                                                   ------------
ENVIRONMENTAL CONTROLS - 1.7%
Republic Services, Inc.*.................. 80,300     1,380,156
Waste Management, Inc..................... 90,774     2,518,978
                                                   ------------
                                                      3,899,134
                                                   ------------
FINANCIAL SERVICES - 6.9%
CIT Group, Inc. (The)..................... 55,400     1,114,925
Citigroup, Inc........................... 155,209     7,925,360
Countrywide Credit Industries, Inc........ 27,400     1,376,850
E*Trade Group, Inc.*..................... 117,367       865,582
Goldman Sachs Group, Inc. (The)........... 40,500     4,330,969
                                                   ------------
                                                     15,613,686
                                                   ------------
FOREST PRODUCTS & PAPER - 0.8%
Smurfit-Stone Container Corp.*........... 127,083     1,898,302
                                                   ------------
HEALTH CARE PROVIDERS - 0.8%
Tenet Healthcare Corp.*................... 42,500     1,888,594
                                                   ------------
HEAVY MACHINERY - 1.5%
Baker Hughes, Inc......................... 28,900     1,201,156
Cooper Industries, Inc.................... 47,700     2,191,219
                                                   ------------
                                                      3,392,375
                                                   ------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.9%
Gemstar-TV Guide Intl., Inc.*............. 68,400     3,172,050
Johnson Controls, Inc..................... 22,800     1,185,600
                                                   ------------
                                                      4,357,650
                                                   ------------


                       See notes to financial statements
                                       37

Cova Series Trust
Select Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


---------------------------------------------------------------
SECURITY                                              VALUE
DESCRIPTION                               SHARES     (NOTE 1)
---------------------------------------------------------------


HOUSEHOLD PRODUCTS - 1.8%
Clorox Co................................. 30,100  $  1,068,550
Procter & Gamble Co....................... 38,100     2,988,469
                                                   ------------
                                                      4,057,019
                                                   ------------
INDUSTRIAL - DIVERSIFIED - 3.5%
Tyco International Ltd................... 141,520     7,854,360
                                                   ------------
INSURANCE - 3.7%
Allstate Corp............................. 15,700       683,931
Ambac Financial Group, Inc................ 14,850       865,941
American General Corp...................... 5,121       417,361
American International Group.............. 32,100     3,163,856
Aon Corp.................................. 31,200     1,068,600
Cigna Corp................................ 17,000     2,249,100
                                                   ------------
                                                      8,448,789
                                                   ------------
MEDIA - BROADCASTING & PUBLISHING - 1.9%
Comcast Corp. - Class A*.................. 42,700     1,782,725
Fox Entertainment Group, Inc. - Class A*.........
  32,300                                                577,363
Time Warner, Inc.......................... 23,200     1,211,968
Viacom Inc. - Class B*.................... 13,700       640,475
                                                   ------------
                                                      4,212,531
                                                   ------------
MEDICAL SUPPLIES - 0.6%
Bard (C.R.), Inc.......................... 30,200     1,406,188
                                                   ------------
METALS - 0.9%
Alcoa, Inc................................ 30,716     1,028,986
Allegheny Technologies, Inc............... 58,900       935,038
                                                   ------------
                                                      1,964,024
                                                   ------------
OIL & GAS - 7.3%
Anadarko Petroleum Corp................... 10,500       746,340
Chevron Corp.............................. 57,300     4,838,269
Dynegy, Inc. - Class A.................... 15,000       840,938
Exxon Mobil Corp......................... 100,710     8,755,476
Global Marine, Inc.*...................... 52,800     1,498,200
                                                   ------------
                                                     16,679,223
                                                   ------------
PHARMACEUTICALS - 11.8%
Alza Corp.*............................... 58,300     2,477,750
American Home Products Corp............... 30,900     1,963,695

---------------------------------------------------------------
SECURITY                                              VALUE
DESCRIPTION                               SHARES     (NOTE 1)
---------------------------------------------------------------


PHARMACEUTICALS - CONTINUED
Amgen, Inc.*.............................. 18,600  $  1,189,238
Bristol-Myers Squibb Co................... 30,200     2,232,913
Eli Lilly & Co............................ 21,900     2,038,069
Merck & Co., Inc.......................... 35,200     3,295,600
Pfizer, Inc.............................. 100,350     4,616,100
Pharmacia Corp............................ 76,674     4,677,114
Schering-Plough Corp...................... 77,900     4,420,825
                                                   ------------
                                                     26,911,304
                                                   ------------
RETAILERS - 4.6%
eBay, Inc.*............................... 27,300       900,900
Home Depot, Inc........................... 58,100     2,654,444
Lowes Co., Inc............................ 23,900     1,063,550
Target Corp............................... 59,700     1,925,325
TJX Companies, Inc........................ 39,500     1,096,125
Wal-Mart Stores, Inc...................... 53,200     2,826,250
                                                   ------------
                                                     10,466,594
                                                   ------------
TELEPHONE SYSTEMS - 6.9%
AT&T Corp...................................... 1            17
AT&T Corp. - Liberty Media Group*........ 210,600     2,856,263
Global Crossing Ltd.*..................... 43,300       619,731
Level 3 Communications, Inc.*............. 76,200     2,500,313
Nextel Communications, Inc.*.............. 30,200       747,450
Qwest Communications Intl., Inc.*......... 70,300     2,882,300
SBC Communications, Inc................... 47,677     2,276,577
Sprint Corp. (PCS Group)*................. 44,400       907,425
TyCom, Ltd.*.............................. 65,600     1,467,800
Verizon Communications, Inc............... 29,738     1,490,617
                                                   ------------
                                                     15,748,493
                                                   ------------
TRANSPORTATION - 0.3%
Union Pacific Corp........................ 15,600       791,700
                                                   ------------
U.S. GOVERNMENT AGENCY - 1.1%
Federal Home Loan Mortgage Corp........... 24,500     1,687,438
Federal National Mortgage Association...... 8,300       720,025
                                                   ------------
                                                      2,407,463
                                                   ------------
Total Common Stocks (Cost $223,478,291)             225,811,298
                                                   ------------


                       See notes to financial statements
                                       38

Cova Series Trust
Select Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



----------------------------------------------------------------
PAR                    SECURITY                        VALUE
AMOUNT               DESCRIPTION                      (NOTE 1)
----------------------------------------------------------------


            SHORT-TERM INVESTMENTS - 6.7%
$  520,140  American Express II, 6.63%,
              due 01/18/01(a).............          $    520,140
 1,040,291  Bank of America, 6.67%, due
              03/22/01(a).................             1,040,291
 1,040,291  Bank of Montreal, 6.563%, due
              01/05/01(a).................             1,040,291
 3,120,874  Bank of Nova Scotia, 6.67%,
              due 01/05/01(a).............             3,120,874
 1,040,294  Bank of Nova Scotia I, 6.63%,
              due 01/19/01(a).............             1,040,294
 2,080,581  Bayerische Hypovereinsbank,
              5.50%, due 01/02/01(a)......             2,080,581
   381,148  Bayerische Hypovereinsbank I,
              6.63%, due 02/01/01(a)......               381,148
   520,145  First Union National Bank,
              6.67%, due 05/09/01(a)......               520,145
 1,356,427  Fleet National Bank, 6.85%,
              due 04/30/01(a).............             1,356,427
 1,080,177  Goldman Sachs, 6.71%, due
              02/13/01(a).................             1,080,177
 3,120,872  Merrimac Cash Fund-Premium
              Class, 6.50%, due
              01/02/01(a).................             3,120,872
                                                    ------------
 Total Short-Term Investments
             (Cost $15,301,240)                       15,301,240
                                                    ------------




 TOTAL INVESTMENTS - 106.0%
            (Cost $238,779,531)                       241,112,538

 Other Assets and Liabilities (net) -
            (6.0%)                                   (13,708,380)
                                                    -------------

 TOTAL NET ASSETS - 100.0%                          $ 227,404,158
                                                    =============


           PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 (a) Represents investment of collateral received from securities lending transactions.

                       See notes to financial statements
                                       39

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



-----------------------------------------------------------
SECURITY                                          VALUE
DESCRIPTION                          SHARES      (NOTE 1)
-----------------------------------------------------------


COMMON STOCKS - 99.2%
AEROSPACE & DEFENSE - 0.5%
B.F. Goodrich Co., (The).............. 8,100   $    294,637
Boeing Co............................ 11,300        745,800
United Technologies Corp.............. 3,400        267,325
                                               ------------
                                                  1,307,762
                                               ------------
AIRLINES - 0.4%
AMR Corp.*........................... 14,200        556,462
Southwest Airlines................... 12,800        429,184
                                               ------------
                                                    985,646
                                               ------------
APPAREL RETAILERS - 0.4%
Abercrombie & Fitch Co.*............. 12,300        246,000
Gap Store, Inc....................... 18,500        471,750
Limited, Inc. (The).................. 20,900        356,606
                                               ------------
                                                  1,074,356
                                               ------------
AUTOMOTIVE - 1.5%
Dana Corp............................ 11,300        173,031
Delphi Automotive Systems Corp....... 35,400        398,250
Ford Motor Co........................ 53,500      1,253,906
General Motors Corp.................. 33,200      1,691,125
Harley-Davidson, Inc.................. 2,100         83,475
                                               ------------
                                                  3,599,787
                                               ------------
BANKING - 6.5%
American Express Credit Corp.......... 7,200        395,550
AmSouth Bancorp...................... 19,200        292,800
Bank of America Corp................. 29,900      1,371,662
Bank One Corp........................ 51,800      1,897,175
Banknorth Group, Inc.................. 5,300        105,669
Capital One Financial Corp........... 17,900      1,178,044
Dime Bancorp, Inc..................... 8,800        260,150
First Union Corp..................... 59,000      1,640,938
Greenpoint Financial Corp............. 4,700        192,406
Hibernia Corp......................... 4,900         62,475
Household International, Inc.......... 3,400        187,000
KeyCorp.............................. 21,400        599,200
MBNA Corp............................. 2,000         73,875
National Commerce Bancorp............. 8,700        215,325
PNC Financial Services Group......... 19,700      1,439,331
Providian Financial Corp............. 25,000      1,437,500
Summit Bancorp........................ 7,100        271,131
Suntrust Banks, Inc..................... 200         12,600
U.S. Bancorp......................... 85,600      2,498,450
Washington Mutual, Inc............... 34,600      1,835,962
                                               ------------
                                                 15,967,243
                                               ------------
BEVERAGES, FOOD & TOBACCO - 4.0%
Coca-Cola Co. (The).................. 20,700      1,261,406
General Mills, Inc.................... 1,400         62,387
Heinz (H.J.), Co..................... 14,400        683,100
Kellogg Co........................... 17,100        448,875
Pepsico, Inc......................... 15,200        753,350

-----------------------------------------------------------
SECURITY                                          VALUE
DESCRIPTION                          SHARES      (NOTE 1)
-----------------------------------------------------------


BEVERAGES, FOOD & TOBACCO - CONTINUED
Philip Morris Co., Inc.............. 107,500   $  4,730,000
Quaker Oats Co. (The)................. 7,800        759,525
Unilever NV - New York Shares........ 15,900      1,000,706
                                               ------------
                                                  9,699,349
                                               ------------
CHEMICALS - 1.7%
Air Products & Chemicals, Inc........ 26,800      1,098,800
Dow Chemical Co...................... 25,200        922,950
PPG Industries, Inc.................. 11,300        523,331
Praxair, Inc......................... 14,500        643,437
Rohm & Haas Co....................... 25,600        929,600
                                               ------------
                                                  4,118,118
                                               ------------
COMMERCIAL SERVICES - 0.2%
Cendant Corp.*....................... 58,100        559,212
                                               ------------
COMMUNICATIONS - 5.6%
CIENA Corp.*.......................... 3,200        260,400
Cisco Systems, Inc.*................ 180,600      6,907,950
Corning, Inc......................... 35,500      1,874,844
JDS Uniphase Corp.*.................. 40,400      1,684,175
Network Appliance, Inc.*.............. 6,400        411,100
Nortel Networks Corp................. 42,600      1,365,862
QUALCOMM, Inc.*...................... 11,500        945,156
Redback Networks Inc.*................ 1,600         65,600
Tellabs, Inc.*........................ 3,900        220,350
Williams Communications Group, Inc.*........
  4,700                                              55,225
                                               ------------
                                                 13,790,662
                                               ------------
COMPUTER SOFTWARE & PROCESSING - 6.0%
Adobe Systems, Inc.................... 6,600        384,037
Akamai Technologies, Inc.*............ 8,100        170,606
America Online, Inc.*................ 36,700      1,277,160
Automatic Data Processing, Inc....... 13,500        854,719
BEA Systems, Inc.*................... 15,400      1,036,612
Citrix Systems, Inc.*................. 1,400         31,500
Microsoft Corp.*..................... 92,400      4,007,850
NCR Corp.*............................ 7,200        353,700
Oracle Corp.*....................... 150,700      4,379,719
Parametric Technology Corp.*......... 13,800        185,437
Siebel Systems, Inc.*................. 2,500        169,375
TIBCO Software, Inc.*................. 1,800         86,287
VERITAS Software Corp.*.............. 19,353      1,693,388
                                               ------------
                                                 14,630,390
                                               ------------
COMPUTERS & INFORMATION - 5.0%
Compaq Computer Corp................. 79,000      1,188,950
Dell Computer Corp.*................. 69,700      1,215,394
EMC Corp.*........................... 46,000      3,059,000
Hewlett-Packard Co................... 14,100        445,031
International Business Machines Corp........
  34,000                                          2,890,000
Pitney Bowes, Inc..................... 4,800        159,000


                       See notes to financial statements
                                       40

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


-----------------------------------------------------------
SECURITY                                          VALUE
DESCRIPTION                          SHARES      (NOTE 1)
-----------------------------------------------------------


COMPUTERS & INFORMATION - CONTINUED
Quantum Corp. - DLT & Storage Systems*......
  8,800                                        $    117,150
Sun Microsystems, Inc.*............. 109,600      3,055,100
                                               ------------
                                                 12,129,625
                                               ------------
COSMETICS & PERSONAL CARE - 1.0%
Estee Lauder Co....................... 8,600        376,787
Gillette Co.......................... 59,200      2,138,600
                                               ------------
                                                  2,515,387
                                               ------------
ELECTRIC UTILITIES - 2.7%
Ameren Corp........................... 8,300        384,394
Cinergy Corp.......................... 9,500        333,687
CMS Energy Corp....................... 7,700        243,994
Consolidated Edison, Inc............. 10,000        385,000
DTE Energy Co......................... 9,700        377,694
Entergy Corp......................... 30,300      1,282,069
FPL Group, Inc........................ 8,300        595,525
GPU, Inc.............................. 6,900        254,006
NiSource, Inc........................ 10,600        325,950
PG&E Corp............................ 18,400        368,000
Pinnacle West Capital Corp............ 6,000        285,750
Progress Energy, Inc................. 16,100        791,919
TXU Corp............................. 11,600        514,025
Wisconsin Energy Corp................. 6,900        155,681
Xcel Energy, Inc..................... 10,300        299,344
                                               ------------
                                                  6,597,038
                                               ------------
ELECTRICAL EQUIPMENT - 4.3%
Emerson Electric Co................... 3,500        275,844
General Electric Co................. 205,300      9,841,569
Grainger (W.W.), Inc.................. 8,900        324,850
                                               ------------
                                                 10,442,263
                                               ------------
ELECTRONICS - 4.1%
Altera Corp.*........................ 21,400        563,087
Analog Devices, Inc.*................. 9,500        486,281
Applied Materials, Inc.*............. 22,800        870,675
Broadcom Corp. - Class A*............. 3,400        287,300
Cypress Semiconductor Corp.*.......... 2,800         55,125
Intel Corp.......................... 132,900      3,995,306
Lattice Semiconductor Corp.*.......... 7,200        132,300
Linear Technology Corp............... 13,900        642,875
Maxim Integrated Products, Inc.*...... 6,800        325,125
Micron Technology, Inc.*.............. 8,900        315,950
PMC-Sierra, Inc.*..................... 1,000         78,625
Texas Instruments, Inc............... 33,700      1,596,537
Xilinx, Inc.*........................ 16,700        770,287
                                               ------------
                                                 10,119,473
                                               ------------
ENTERTAINMENT & LEISURE - 0.3%
Eastman Kodak Co..................... 10,100        397,687
Hasbro, Inc.......................... 13,900        147,687
International Game Technology*........ 3,900        187,200
                                               ------------
                                                    732,574
                                               ------------

-----------------------------------------------------------
SECURITY                                          VALUE
DESCRIPTION                          SHARES      (NOTE 1)
-----------------------------------------------------------


FINANCIAL SERVICES - 5.9%
A.G. Edwards, Inc..................... 6,800   $    322,575
CIT Group, Inc. (The)................ 16,300        328,037
Citigroup, Inc...................... 154,204      7,874,042
Countrywide Credit Industries, Inc..........
  12,200                                            613,050
E*Trade Group, Inc.*................. 22,700        167,412
Goldman Sachs Group, Inc. (The)...... 22,000      2,352,625
Lehman Brothers Holdings, Inc......... 7,500        507,187
Merrill Lynch & Co., Inc............. 28,500      1,943,344
Stilwell Financial, Inc............... 3,200        126,200
TD Waterhouse Group, Inc.*........... 17,700        234,525
                                               ------------
                                                 14,468,997
                                               ------------
FOOD RETAILERS - 0.8%
Kroger Co.*.......................... 36,500        987,781
Safeway, Inc.*....................... 16,900      1,056,250
                                               ------------
                                                  2,044,031
                                               ------------
FOREST PRODUCTS & PAPER - 0.4%
Georgia-Pacific Group................. 3,600        112,050
Kimberly-Clark Corp................... 8,700        615,003
Smurfit-Stone Container Corp.*....... 12,900        192,694
                                               ------------
                                                    919,747
                                               ------------
HEALTH CARE PROVIDERS - 1.2%
HCA-The Healthcare Company........... 32,000      1,408,320
Medtronic, Inc........................ 2,500        150,938
Tenet Healthcare Corp.*.............. 30,800      1,368,675
                                               ------------
                                                  2,927,933
                                               ------------
HEAVY MACHINERY - 1.5%
Baker Hughes, Inc..................... 8,200        340,813
Caterpillar, Inc..................... 15,900        752,269
Cooper Industries, Inc................ 8,000        367,500
Deere & Co............................ 8,200        375,663
Dover Corp............................ 4,800        194,700
Eaton Corp............................ 8,100        609,019
Ingersoll-Rand Co.................... 15,200        636,500
Parker-Hannifin Corp.................. 6,900        304,463
                                               ------------
                                                  3,580,927
                                               ------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.5%
Gemstar-TV Guide Intl., Inc.*........ 21,200        983,150
Johnson Controls, Inc................. 6,400        332,800
                                               ------------
                                                  1,315,950
                                               ------------
HOUSEHOLD PRODUCTS - 1.4%
Clorox Co............................ 10,700        379,850
Procter & Gamble Co.................. 39,700      3,113,969
                                               ------------
                                                  3,493,819
                                               ------------
INDUSTRIAL - DIVERSIFIED - 2.2%
Honeywell International, Inc......... 41,300      1,954,006
Illinois Tool Works, Inc.............. 6,000        357,375
ITT Industries, Inc................... 7,700        298,375


                       See notes to financial statements
                                       41

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


-----------------------------------------------------------
SECURITY                                          VALUE
DESCRIPTION                          SHARES      (NOTE 1)
-----------------------------------------------------------


INDUSTRIAL - DIVERSIFIED - CONTINUED
Temple Inland, Inc.................... 1,400   $     75,075
Tyco International Ltd............... 47,100      2,614,050
                                               ------------
                                                  5,298,881
                                               ------------
INSURANCE - 4.6%
Aetna, Inc.*.......................... 1,300         53,381
AFLAC Inc............................ 10,500        757,969
Allstate Corp........................ 22,700        988,869
Ambac Financial Group, Inc............ 9,300        542,306
American General Corp................ 14,700      1,198,050
American International Group......... 29,700      2,927,306
Aon Corp............................. 14,000        479,500
Cigna Corp............................ 8,300      1,098,090
Hartford Financial Services Group, Inc......
  17,000                                          1,200,625
John Hancock Financial Services, Inc........
  7,500                                             282,188
Lincoln National Corp................ 11,400        539,363
MBIA, Inc............................. 8,800        652,300
Torchmark Corp....................... 11,600        445,875
                                               ------------
                                                 11,165,822
                                               ------------
LODGING - 0.5%
Hilton Hotels Corp................... 29,100        305,550
Marriott International, Inc. - Class A......
  12,700                                            536,575
Starwood Hotels & Resorts Worldwide, Inc....
  13,200                                            465,300
                                               ------------
                                                  1,307,425
                                               ------------
MEDIA - BROADCASTING & PUBLISHING - 2.7%
Comcast Corp. - Class A*............ 46,700       1,949,725
Fox Entertainment Group, Inc. - Class A*....
  100                                                 1,788
Gannett Co., Inc...................... 5,100        321,619
Knight-Ridder, Inc.................... 1,100         62,563
New York Times Co..................... 2,800        112,175
Time Warner, Inc..................... 43,900      2,293,336
Viacom Inc. - Class B*............... 40,700      1,902,725
                                               ------------
                                                  6,643,931
                                               ------------
MEDICAL SUPPLIES - 1.4%
Agilent Technologies, Inc.*.......... 11,800        646,050
Bard (C.R.), Inc...................... 7,400        344,563
Becton Dickinson & Co................ 22,500        779,063
Boston Scientific Corp.*............. 27,800        380,513
Forest Laboratories, Inc.*............ 2,700        358,763
Guidant Corp.*........................ 8,100        436,894
St. Jude Medical, Inc.*............... 8,500        522,219
                                               ------------
                                                  3,468,065
                                               ------------
METALS - 0.5%
Alcoa, Inc........................... 38,700      1,296,450
Phelps Dodge Corp....................... 100          5,581
                                               ------------
                                                  1,302,031
                                               ------------
OIL & GAS - 7.4%
Anadarko Petroleum Corp............... 5,200        369,616
Chevron Corp......................... 36,400      3,073,525
Conoco Inc. - Class B................. 1,500         43,406

-----------------------------------------------------------
SECURITY                                          VALUE
DESCRIPTION                          SHARES      (NOTE 1)
-----------------------------------------------------------


OIL & GAS - CONTINUED
Cooper Cameron Corp.*................. 9,000   $    594,563
Devon Energy Corp..................... 1,800        109,746
Dynegy, Inc. - Class A............... 4,600         257,888
Exxon Mobil Corp..................... 86,700      7,537,481
Global Marine, Inc.*................. 24,300        689,513
Halliburton Co........................ 7,900        286,375
Royal Dutch Petroleum Co............. 57,800      3,500,513
Texaco, Inc.......................... 22,200      1,379,175
Williams Companies, Inc............... 5,500        219,656
                                               ------------
                                                 18,061,457
                                               ------------
PHARMACEUTICALS - 11.4%
Abbott Laboratories.................. 19,700        954,219
Alza Corp.*.......................... 16,500        701,250
American Home Products Corp.......... 25,200      1,601,460
Amgen, Inc.*.......................... 8,700        556,256
Bristol-Myers Squibb Co.............. 35,300      2,609,994
Eli Lilly & Co....................... 26,000      2,419,625
Human Genome Sciences, Inc.*.......... 2,600        180,213
Incyte Genomics, Inc.*................ 1,000         24,875
Johnson & Johnson.................... 26,500      2,784,156
Merck & Co., Inc..................... 58,600      5,486,425
Pfizer, Inc......................... 132,200      6,081,200
Pharmacia Corp....................... 30,800      1,878,800
Schering-Plough Corp................. 46,000      2,610,500
                                               ------------
                                                 27,888,973
                                               ------------
RESTAURANTS - 0.2%
McDonald's Corp...................... 16,300        554,200
                                               ------------
RETAILERS - 4.6%
Best Buy Co., Inc.*................... 1,600         47,300
eBay, Inc.*........................... 2,200         72,600
Federated Department Stores, Inc.*... 24,500        857,500
Home Depot, Inc...................... 56,200      2,567,638
Lowes Co., Inc....................... 17,300        769,850
May Department Stores Co. (The)...... 18,100        592,775
Target Corp.......................... 47,200      1,522,200
TJX Companies, Inc................... 18,000        499,500
Wal-Mart Stores, Inc................. 79,600      4,228,750
Walgreen Co........................... 4,100        171,431
                                               ------------
                                                 11,329,544
                                               ------------
TELEPHONE SYSTEMS - 5.8%
AT&T Corp............................ 40,200        695,963
AT&T Corp. - Liberty Media Group*.... 35,600        482,825
Avaya, Inc.*......................... 10,641        109,735
BellSouth Corp....................... 20,800        851,500
Global Crossing Ltd.*................ 25,700        367,831
Level 3 Communications, Inc.*........ 15,100        495,469
Nextel Communications, Inc.*......... 41,000      1,014,750
Qwest Communications Intl., Inc.*.... 59,200      2,427,200
SBC Communications Corp.............. 76,600      3,657,650
Sprint Corp. (PCS Group)*............ 41,700        852,244


                       See notes to financial statements
                                       42

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


-----------------------------------------------------------
SECURITY                                          VALUE
DESCRIPTION                          SHARES      (NOTE 1)
-----------------------------------------------------------


TELEPHONE SYSTEMS - CONTINUED
Verizon Communications, Inc.......... 55,000   $  2,756,875
WorldCom, Inc.*...................... 38,900        544,600
                                               ------------
                                                 14,256,642
                                               ------------
TEXTILES, CLOTHING & FABRICS - 0.3%
Jones Apparel Group, Inc.*........... 10,200        328,313
NIKE, Inc. - Class B.................. 5,900        329,294
                                               ------------
                                                    657,607
                                               ------------
TRANSPORTATION - 0.7%
Burlington Northern Santa Fe Corp.... 19,600        554,925
C.H. Robinson Worldwide, Inc.......... 5,000        157,188

-----------------------------------------------------------
SECURITY                                          VALUE
DESCRIPTION                          SHARES      (NOTE 1)
-----------------------------------------------------------


TRANSPORTATION - CONTINUED
FedEx Corp.*.......................... 6,200   $    247,752
Union Pacific Corp................... 14,500        735,875
                                               ------------
                                                  1,695,740
                                               ------------
U.S. GOVERNMENT AGENCY - 1.0%
Federal Home Loan Mortgage Corp...... 12,600        867,825
Federal National Mortgage Association.......
  16,500                                          1,431,375
                                               ------------
                                                  2,299,200
                                               ------------
Total Common Stocks (Cost $244,368,198)         242,949,807
                                               ------------



---------------------------------------------------------------------------------------------------------------------------
PAR                         SECURITY                                                                              VALUE
AMOUNT                      DESCRIPTION                                     COUPON           MATURITY            (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------


                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.2%
$  525,000       U.S. Treasury Note (Cost $524,455)(a)..............        5.625%          02/28/2001             525,021
                                                                                                              ------------
                 SHORT-TERM INVESTMENTS - 6.6%
   549,671       American Express II, 6.63%, due 01/18/01(b)..........................................             549,671
 1,099,342       Bank of America, 6.67%, due 03/22/01(b)..............................................           1,099,342
 1,099,340       Bank of Montreal, 6.563%, due 01/05/01(b)............................................           1,099,340
 3,298,023       Bank of Nova Scotia, 6.67%, due 01/05/01(b)..........................................           3,298,023
 1,099,339       Bank of Nova Scotia I, 6.63%, due 01/19/01(b)........................................           1,099,339
 2,198,679       Bayerische Hypovereinsbank, 5.50%, due 01/02/01(b)...................................           2,198,679
   489,207       Bayerische Hypovereinsbank I, 6.63%, due 02/01/01(b).................................             489,207
   549,670       First Union National Bank, 6.67%, due 05/09/01(b)....................................             549,670
 1,666,077       Fleet National Bank, 6.85%, due 04/30/01(b)..........................................           1,666,077
   822,401       Goldman Sachs, 6.71%, due 02/13/01(b)................................................             822,401
 3,298,019       Merrimac Cash Fund-Premium Class, 6.50%, due 01/02/01(b).............................           3,298,019
                                                                                                              ------------
                 Total Short-Term Investments (Cost $16,169,768)                                                16,169,768
                                                                                                              ------------


 TOTAL INVESTMENTS - 106.1%
                   (Cost $261,062,421)                                                                         259,644,596

 Other Assets and Liabilities (net) - (6.1%)                                                                   (14,833,237)
                                                                                                              ------------

 TOTAL NET ASSETS - 100.0%                                                                                    $244,811,359
                                                                                                              ============



PORTFOLIO FOOTNOTES:



        *       Non-income producing security.

        (a)     Held as collateral for open futures contracts.

        (b) Represents investment of collateral received from securities lending transactions.


                       See notes to financial statements
                                       43

Cova Series Trust
International Equity Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



---------------------------------------------------------------
SECURITY                                              VALUE
DESCRIPTION                               SHARES     (NOTE 1)
---------------------------------------------------------------


COMMON AND PREFERRED STOCKS - 98.7%
AUSTRALIA - 2.7%
AMP Ltd................................... 30,950  $    348,155
Australia & New Zealand Banking Group Ltd........
  43,300                                                346,382
Broken Hill Proprietary Co., Ltd.......... 29,000       305,811
Commonwealth Bank Of Australia............ 39,500       679,080
CSR Ltd................................... 75,991       197,799
Foster's Brewing Group Ltd............... 102,548       269,264
News Corp., Ltd. (The) Preferred.......... 79,746       567,843
Southcorp Holdings Ltd.................... 57,600       156,818
Telstra Corp., Ltd........................ 63,091       225,431
WMC Ltd................................... 29,051       123,745
                                                   ------------
                                                      3,220,328
                                                   ------------
BELGIUM - 0.7%
Agfa Gevaert N.V.......................... 10,987       253,739
Interbrew (144A)*(a)...................... 17,690       616,466
                                                   ------------
                                                        870,205
                                                   ------------
DENMARK - 0.5%
Novo Nordisk A/S, - Class B................ 2,917       522,944
Novozymes A/S, - Class B*.................. 2,381        47,628
                                                   ------------
                                                        570,572
                                                   ------------
FINLAND - 3.2%
Nokia Oyj................................. 48,304     2,154,020
Sonera Oyj................................ 30,400       550,813
Stora Enso Oyj............................ 63,284       748,498
Tietoenator Corp.......................... 10,319       293,531
                                                   ------------
                                                      3,746,862
                                                   ------------
FRANCE - 10.8%
Alcatel................................... 28,986     1,646,329
Alcatel O (Optronics)*..................... 5,028       221,901
BNP Paribas............................... 14,881     1,306,221
Carrefour S.A.............................. 9,903       621,965
Christian Dior S.A......................... 8,292       397,400
Fimatex*.................................. 14,659        94,819
Genset S.A.*............................... 3,429       141,642
Groupe Danone.............................. 3,237       488,047
Lafarge S.A................................ 6,050       507,201
Lagardere Groupe........................... 6,558       380,481
PSA Peugeot Citroen........................ 2,762       628,276
Technip S.A................................ 2,417       350,800
Total Fina................................ 14,043     2,088,277
Vinci S.A.................................. 7,347       451,777
Vivendi Environmental S.A.*............... 29,277     1,278,064
Vivendi Universal S.A..................... 31,491     2,072,419
                                                   ------------
                                                     12,675,619
                                                   ------------
GERMANY - 8.4%
Allianz AG................................. 6,255     2,352,988
BASF AG................................... 23,707     1,078,310
Bayer AG.................................. 19,562     1,030,266
Carrier1 International S.A.*.............. 10,014       180,032
Commerzbank AG............................ 25,745       746,593
Consors Discount Broker AG*................ 2,808       159,223
DaimlerChrysler AG......................... 7,900       331,815
Deutsche Telekom AG....................... 13,814       416,292
Dresdner Bank AG.......................... 21,891       954,607
E.On AG................................... 15,543       945,547
Intershop Communications AG*............... 7,657       240,236
Schering AG................................ 8,982       510,154

---------------------------------------------------------------
SECURITY                                              VALUE
DESCRIPTION                               SHARES     (NOTE 1)
---------------------------------------------------------------


GERMANY - CONTINUED
Siemens AG................................. 4,646  $    607,362
Software AG*............................... 3,682       285,728
                                                   ------------
                                                      9,839,153
                                                   ------------
HONG KONG - 2.6%
Cheung Kong (Holdings) Ltd................. 9,000       115,105
China Mobile (Hong Kong) Ltd.............. 52,000       284,022
Hang Seng Bank Limited.................... 25,800       347,334
Hong Kong Electric Holdings Ltd.......... 133,000       491,115
HSBC Holdings Plc (Hong Kong Registered).........
  15,600                                                231,018
Hutchison Whampoa Ltd..................... 46,000       573,570
SmarTone Telecommunications Holdings Ltd.........
  93,500                                                134,866
Sun Hung Kai Properties Ltd............... 74,000       737,685
Sunevision Holdings Ltd. (144A)*(a)...... 257,500        93,268
                                                   ------------
                                                      3,007,983
                                                   ------------
IRELAND - 0.1%
Trintech Group Plc (ADR)*................. 11,115       123,130
                                                   ------------
ITALY - 2.9%
Autostrade - Concessioni e Costruzioni
  Autostrade.............................. 44,760       297,212
Credito Emiliano SpA...................... 73,935       324,493
ENI SpA.................................. 137,881       899,109
Mediolanum SpA............................ 26,410       352,938
Telecom Italia SpA........................ 86,013       957,279
Unicredito Italiano SpA.................. 100,509       523,214
                                                   ------------
                                                      3,354,245
                                                   ------------
JAPAN - 22.2%
Advantest Corp............................. 2,600       243,480
Aiful Corp................................. 2,250       183,726
Ajinomoto Co., Inc........................ 16,000       207,947
Asahi Breweries, Ltd...................... 56,000       570,978
Bank of Fukuoka Ltd....................... 42,000       179,380
Bank of Tokyo - Mitsubishi Ltd. (The)..... 53,000       527,402
DDI Corp...................................... 16        77,157
EBARA Corp................................ 20,000       217,224
FANUC, Ltd................................. 3,100       210,809
Fuji Heavy Industries Ltd.................. 5,000        30,369
Fuji Photo Film Co., Ltd................... 5,000       209,172
Fujitsu Ltd............................... 38,000       560,056
Hitachi Ltd............................... 73,000       650,394
Hitachi Software Engineering Co., Ltd...... 1,300        94,434
Honda Motor Co., Ltd...................... 13,000       484,684
Ito-Yokado Co., Ltd........................ 7,000       349,204
Kao Corp.................................. 13,000       377,735
Kawasaki Steel Corp...................... 345,000       356,293
Kubota Corp............................... 67,000       204,061
MACNICA, Inc................................. 700        53,299
Marui Co., Ltd............................ 16,000       241,554
Matsushita Electric Industry.............. 51,000     1,218,537
Minebea Co., Ltd.......................... 33,000       305,566
Mitsubishi Chemical Corp................. 235,000       619,071
Mitsubishi Corp.......................... 100,000       736,916
Mitsubishi Estate Co., Ltd................ 33,000       352,354
Mizuho Holdings, Inc......................... 114       706,389
Murata Manufacturing Co., Ltd.............. 3,100       369,254
NAMCO Ltd.................................. 1,700        31,245
NEC Corp.................................. 42,000       768,248
Nintendo Co. Ltd........................... 3,000       479,170
Nippon Express Co., Ltd................... 27,000       163,049


                       See notes to financial statements
                                       44

Cova Series Trust
International Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


---------------------------------------------------------------
SECURITY                                              VALUE
DESCRIPTION                               SHARES     (NOTE 1)
---------------------------------------------------------------


JAPAN - CONTINUED
Nippon Meat Packers, Inc.................. 19,000  $    258,743
Nippon Sheet Glass Co., Ltd............... 12,000       146,403
Nippon Telegraph and Telephone Corp.*........ 218     1,570,226
Nippon Yusen Kabushiki Kaisha............ 132,000       545,283
Nishimatsu Construction Co................ 87,000       296,954
Nissan Motor Co., Ltd.*.................. 129,000       742,885
Nomura Securities Co., Ltd................ 57,000     1,025,162
Omron Corp................................. 5,000       105,242
Oriental Land Co., Ltd..................... 1,900       127,210
Orix Corp.................................. 2,000       200,595
Osaka Gas Co., Ltd....................... 101,000       306,730
Pioneer Corp............................... 4,000       106,774
Promise Co., Ltd........................... 3,700       262,297
Ricoh Corp., Ltd.......................... 33,000       609,400
Sankyo Co., Ltd............................ 6,000       143,882
Sekisui House, Ltd........................ 31,000       283,520
Snow Brand Milk Product Co., Ltd.......... 35,000       120,383
Softbank Corp.............................. 2,200        76,440
Sony Corp................................. 10,900       753,632
Sumitomo Bank, Ltd........................ 48,000       492,771
Sumitomo Rubber Industries Ltd............ 35,000       146,420
Sumitomo Trust & Banking Co., Ltd......... 74,000       503,221
Takeda Chemical Industries................ 24,000     1,419,919
TDK Corp................................... 1,700       165,447
Tokio Marine & Fire Insurance Co. Ltd..... 39,000       446,797
Tokuyama Corp............................. 34,000       133,905
Tokyo Electric Power Co., Inc............. 18,000       446,613
Tokyo Gas Co., Ltd........................ 91,000       269,193
Tokyo Steel Manufacturing Co., Ltd........ 23,200       103,350
Tostem Corp............................... 29,000       360,152
Toyota Motor Co........................... 33,500     1,070,147
Uny Co., Ltd.............................. 23,000       245,580
West Japan Railway Co........................ 166       733,678
Yamanouchi Pharmaceutical.................. 2,000        86,469
                                                   ------------
                                                     26,084,580
                                                   ------------
NETHERLANDS - 5.9%
European Aeronautic Defence & Space Co.*.........
  16,507                                                366,654
Getronics N.V............................. 20,458       120,229
Heineken Holdings N.V...................... 8,907       376,285
Heineken N.V............................... 5,039       304,888
ING Groep N.V............................. 23,015     1,838,279
Koninklijke (Royal) Philips Electonics N.V.......
  43,203                                              1,582,611
Koninklijke KPN N.V....................... 73,748       848,816
Koninklijke Numico, N.V.................... 9,134       465,622
Royal Dutch Petroleum Co.................. 12,273       751,919
VNU N.V.................................... 5,310       260,966
                                                   ------------
                                                      6,916,269
                                                   ------------
NEW ZEALAND - 0.3%
Lion Nathan Ltd.......................... 142,096       320,408
Telecom New Zealand........................ 9,166        19,531
                                                   ------------
                                                        339,939
                                                   ------------
NORWAY - 0.3%
Telenor A/S*.............................. 94,586       412,739
                                                   ------------
PORTUGAL - 0.1%
Telecel-Comunicacoes Pessoai, S.A.*....... 13,632       148,454
                                                   ------------

---------------------------------------------------------------
SECURITY                                              VALUE
DESCRIPTION                               SHARES     (NOTE 1)
---------------------------------------------------------------


SINGAPORE - 0.8%
City Developments Ltd..................... 47,000  $    218,258
DBS Group Holdings Ltd.................... 16,705       188,877
Singapore Airlines Ltd.................... 26,000       257,975
Singapore Press Holdings Ltd.............. 18,000       265,821
                                                   ------------
                                                        930,931
                                                   ------------
SPAIN - 3.7%
Acerinox, S.A.............................. 8,489       259,008
Banco Bilbao Vizcaya S.A.................. 80,465     1,197,318
Iberdrola I.S.A........................... 59,723       748,507
Repsol S.A................................ 25,517       407,720
Telefonica S.A.*......................... 104,691     1,729,797
                                                   ------------
                                                      4,342,350
                                                   ------------
SWEDEN - 1.8%
Autoliv, Inc.............................. 11,138       174,860
Skandia Forsakrings AB.................... 73,804     1,201,739
Tele1 Europe Holding AB*.................. 34,976       168,812
Telefonaktiebolaget LM Ericsson AB........ 47,897       546,184
                                                   ------------
                                                      2,091,595
                                                   ------------
SWITZERLAND - 10.6%
ABB Ltd.................................... 3,914       417,373
Adecco S.A................................... 532       334,963
Compagnie Financiere Richemont AG - Units A......
  247                                                   660,954
Nestle S.A................................... 909     2,121,000
Novartis AG................................ 1,119     1,978,972
Roche Holding AG............................. 161     1,640,809
SGS Societe Generale de Surveillance Holding
  S.A........................................ 259       375,710
Swatch Group AG.............................. 228       285,000
Syngenta AG*............................... 1,119        60,094
UBS AG.................................... 12,992     2,121,225
Zurich Financial Services AG............... 3,946     2,379,779
                                                   ------------
                                                     12,375,879
                                                   ------------
UNITED KINGDOM - 21.1%
3i Group Plc............................... 8,227       152,205
Amvescap Plc.............................. 14,600       299,783
ARM Holdings Plc*......................... 13,207        99,867
Astrazeneca Group Plc...................... 4,650       234,527
BAE Systems Plc........................... 39,837       227,414
Barclays Bank Plc......................... 29,600       916,533
BG Group Plc.............................. 92,611       362,602
Billiton Plc.............................. 87,327       336,694
Bookham Technology Plc*.................... 5,700        80,922
BP Amoco Plc............................. 274,088     2,211,824
British American Tobacco Plc.............. 41,108       313,149
British Energy Plc........................ 64,200       247,526
British Sky Broadcasting Group Plc*....... 30,158       505,214
British Telecommunications Plc............ 21,853       186,799
Cable & Wireless Communications Plc........ 9,052       122,152
Cadbury Schweppes Plc..................... 33,009       228,392
Canary Wharf Finance Plc*................. 18,800       136,962
Carphone Warehouse (The), Plc*............ 46,606       137,207
Celltech Group Plc*........................ 9,400       166,180
Chubb Plc*................................ 66,800       157,725
Dixons Group Plc.......................... 38,853       130,059
Gallaher Group Plc........................ 25,000       158,780
GlaxoSmithKline Plc*..................... 103,510     2,923,570
Glynwed International Plc................. 51,702       149,118
Granada Compass Plc*...................... 56,753       617,853


                       See notes to financial statements
                                       45

Cova Series Trust
International Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


---------------------------------------------------------------
SECURITY                                              VALUE
DESCRIPTION                               SHARES     (NOTE 1)
---------------------------------------------------------------


UNITED KINGDOM - CONTINUED
Hanson Plc................................ 66,059  $    453,118
Hays Plc.................................. 58,661       338,379
Hilton Group Plc.......................... 79,592       248,589
HSBC Holdings Plc........................ 138,675     2,041,274
Johnson Matthey Plc....................... 12,528       197,515
Legal & General Group Plc................ 138,000       380,489
Lloyds TSB Group Plc...................... 47,284       500,281
Logica Plc................................. 8,975       234,714
Marconi Plc............................... 31,597       339,501
MFI Furniture Group Plc................... 90,755        93,920
Nycomed Amersham Plc...................... 26,770       223,028
Pearson Plc............................... 14,292       339,592
QXL Ricardo Plc*.......................... 89,000        11,970
Railtrack Group Plc....................... 12,700       175,555
Reckitt Benckiser Plc..................... 27,620       380,559

---------------------------------------------------------------
SECURITY                                              VALUE
DESCRIPTION                               SHARES     (NOTE 1)
---------------------------------------------------------------


UNITED KINGDOM - CONTINUED
Reuters Group Plc......................... 17,682  $    299,384
Royal & Sun Alliance Insurance Group Plc.........
  70,081                                                600,097
Royal Bank of Scotland.................... 39,745       939,628
Scottish & Newcastle Plc.................. 12,698        89,187
Scottish Power Plc........................ 55,439       438,266
Severn Trent Plc.......................... 22,452       249,629
Smiths Group Plc.......................... 20,746       250,503
Spirent Plc............................... 15,006       136,792
Tesco Plc................................ 228,099       929,726
Unilever Plc.............................. 40,100       343,373
Vodafone Group Plc....................... 923,563     3,388,324
                                                   ------------
                                                     24,726,450
                                                   ------------
Total Common and Preferred Stocks (Cost
  $121,756,054)                                     115,777,283

                                                   ------------


----------------------------------------------------------------
PAR                    SECURITY                        VALUE
AMOUNT               DESCRIPTION                      (NOTE 1)
----------------------------------------------------------------


            SHORT-TERM INVESTMENTS - 5.9%
            UNITED STATES - 5.9%
$  227,730  American Express II, 6.63%,
              due 01/18/01(b).............               227,730
   455,475  Bank of America, 6.67%, due
              03/22/01(b).................               455,475
   455,468  Bank of Montreal, 6.563%, due
              01/05/01(b).................               455,468
 1,366,407  Bank of Nova Scotia, 6.67%,
              due 01/05/01(b).............             1,366,407
   455,468  Bank of Nova Scotia I, 6.63%,
              due 01/19/01(b).............               455,468
   910,936  Bayerische Hypovereinsbank,
              5.50%, due 01/02/01(b)......               910,936
   211,712  Bayerische Hypovereinsbank I,
              6.63%, due 02/01/01(b)......               211,712
   227,731  First Union National Bank,
              6.67%, due 05/09/01(b)......               227,731
   575,020  Fleet National Bank, 6.85%,
              due 04/30/01(b).............               575,020
   446,953  Goldman Sachs, 6.71%, due
              02/13/01(b).................               446,953
 1,366,403  Merrimac Cash Fund-Premium
              Class, 6.50%, due
              01/02/01(b).................             1,366,403
   170,000  US Treasury Bill, 5.745%, due
              03/22/01(c).................               167,776
    40,000  US Treasury Bill, 6.035%, due
              03/22/01(c).................                39,450
                                                    ------------
                                                       6,906,529
                                                    ------------
 Total Short-Term Investments
              (Cost $6,906,529)                        6,906,529
                                                    ------------





 TOTAL INVESTMENTS - 104.6%
            (Cost $128,662,583)                       122,683,812

 Other Assets and Liabilities (net) -
            (4.6%)                                    (5,409,040)
                                                    -------------

 TOTAL NET ASSETS - 100.0%                          $ 117,274,772
                                                    =============


           PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 (a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

 (b) Represents investment of collateral received from securities lending transactions.

 (c)  Held as collateral for open futures contracts.

 ADR - American Depositary Receipt

                       See notes to financial statements
                                       46

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



-----------------------------------------------------------------------------
PAR                     SECURITY                                    VALUE
AMOUNT                DESCRIPTION            COUPON   MATURITY     (NOTE 1)
-----------------------------------------------------------------------------


             DOMESTIC BONDS & DEBT
               SECURITIES - 78.6%
             ADVERTISING - 4.1%
$ 1,500,000  Ackerley Group, Inc. (The)....  9.000%  01/15/2009  $  1,320,000
    300,000  Interpublic Group of            1.870%  06/01/2006       280,125
               Companies, Inc. (The).......
    600,000  Interpublic Group of            1.800%  09/16/2004       702,000
               Companies, Inc. (The)
               Convertible.................
  1,500,000  Lamar Media Corp..............  9.625%  12/01/2006     1,552,500
  1,000,000  News Corp. Ltd................  8.750%  02/15/2006       975,000
  1,500,000  R.H. Donnelly Corp............  9.125%  06/01/2008     1,466,250
                                                                 ------------
                                                                    6,295,875
                                                                 ------------
             AEROSPACE & DEFENSE - 1.5%
  1,000,000  BE Aerospace, Inc.............  9.875%  02/01/2006     1,007,500
  1,000,000  Dyncorp, Inc..................  9.500%  03/01/2007       825,000
    500,000  United Defense Industries,      8.750%  11/15/2007       472,500
               Inc.........................
                                                                 ------------
                                                                    2,305,000
                                                                 ------------
             AIRLINES - 1.1%
  1,000,000  America West Airlines, Inc....  10.750% 09/01/2005       875,000
    950,000  Continental Airlines, Inc.....  8.000%  12/15/2005       912,000
                                                                 ------------
                                                                    1,787,000
                                                                 ------------
             AUTOMOTIVE - 2.5%
  1,000,000  Collins & Aikman Corp.........  11.500% 04/15/2006       785,000
    250,000  Dura Operating Corp...........  9.000%  05/01/2009       208,750
  1,200,000  Navistar International          8.000%  02/01/2008       882,000
               Corp........................
  1,500,000  Oshkosh Truck Corp............  8.750%  03/01/2008     1,447,500
  1,000,000  Safelite Glass Corp. (a)......  9.875%  12/15/2006        12,500
  1,000,000  Tenneco Automotive Inc........  11.625% 10/15/2009       490,000
                                                                 ------------
                                                                    3,825,750
                                                                 ------------
             BANKING - 0.7%
      7,200  CNB Cap Trust I Convertible     6.000%  06/30/2028       297,000
               Preferred...................
    750,000  Providian Financial Corp......  3.250%  08/15/2005       750,000
                                                                 ------------
                                                                    1,047,000
                                                                 ------------
             BEVERAGES, FOOD & TOBACCO - 0.2%
    500,000  Agrilink Foods Inc............  11.875% 11/01/2008       328,750
                                                                 ------------
             BUILDING MATERIALS - 0.8%
  1,250,000  American Standard Inc.........  8.250%  06/01/2009     1,193,750
                                                                 ------------
             CABLE - 6.9%
  1,500,000  Adelphia Communications.......  9.500%  03/01/2005     1,410,000
  1,000,000  Charter Communications          8.625%  04/01/2009       912,500
               Holdings LLC................
  1,000,000  Charter Communications          10.000% 04/01/2009       975,000
               Holdings LLC................
    750,000  CSC Holdings, Inc.............  9.250%  11/01/2005       768,750
    300,000  CSC Holdings, Inc.............  10.500% 05/15/2016       327,000
  1,000,000  Echostar Broadband Corp.        10.375% 10/01/2007       987,500
               (144A)(b)...................
    850,000  EchoStar Communications         4.875%  01/01/2007       654,500
               Corp........................
    230,000  Echostar DBS Corp.............  9.375%  02/01/2009       224,250
    750,000  Frontiervision LP/Capital.....  11.000% 10/15/2006       690,000
  1,000,000  Frontiervision LP/Capital.....  0%, ++  09/15/2007       865,000
                                             11.875%
  1,000,000  Mediacom LLC..................  8.500%  04/15/2008       920,000
  1,000,000  NTL, Inc......................  10.000% 02/15/2007       867,500
  1,000,000  NTL, Inc......................  0%, ++  10/01/2008       545,000
                                             12.375%
    750,000  Renaissance Media Group.......  0%, ++  04/15/2008       516,562
                                             10.000%
                                                                 ------------
                                                                   10,663,562
                                                                 ------------


                       See notes to financial statements
                                       47

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


-----------------------------------------------------------------------------
PAR                     SECURITY                                    VALUE
AMOUNT                DESCRIPTION            COUPON   MATURITY     (NOTE 1)
-----------------------------------------------------------------------------


             CHEMICALS - 1.2%
$ 1,000,000  Huntsman Corp. (144A)(b)......  9.500%  07/01/2007  $    605,000
    250,000  Huntsman ICI Chemicals LLC....  10.125% 07/01/2009       244,375
  1,000,000  Scotts Co. (The) (144A)(b)....  8.625%  01/15/2009       975,000
                                                                 ------------
                                                                    1,824,375
                                                                 ------------
             COMMERCIAL SERVICES - 5.0%
    750,000  Affymetrix, Inc...............  4.750%  02/15/2007       557,812
  1,500,000  Allied Waste North America,     7.875%  01/01/2009     1,398,750
               Inc.........................
  1,000,000  Avis Group Holdings, Inc......  11.000% 05/01/2009     1,082,500
  2,500,000  Iron Mountain, Inc............  10.125% 10/01/2006     2,600,000
  1,500,000  JMH Finance Ltd. (144A)(b)....  4.750%  09/06/2007     1,522,500
    622,000  Unicco Service Co.............  9.875%  10/15/2007       594,010
                                                                 ------------
                                                                    7,755,572
                                                                 ------------
             COMMUNICATIONS - 5.1%
  1,000,000  Crown Castle Int'l. Corp......  10.750% 08/01/2011     1,045,000
    880,000  L-3 Communications Corp.......  10.375% 05/01/2007       910,800
    500,000  McLeodUSA, Inc................  12.000% 07/15/2008       507,500
  1,000,000  McLeodUSA, Inc................  9.500%  11/01/2008       915,000
  1,000,000  Metromedia Fiber Network,       10.000% 12/15/2009       835,000
               Inc.........................
  2,000,000  Nextel Communications, Inc....  0%, ++  02/15/2008     1,465,000
                                             9.950%
    700,000  Nextel Communications, Inc....  5.250%  01/15/2010       512,750
  1,250,000  Sprint Spectrum L.P...........  0%, ++  08/15/2006     1,245,669
                                             12.500%
    500,000  Time Warner Telecom, LLC......  9.750%  07/15/2008       462,500
                                                                 ------------
                                                                    7,899,219
                                                                 ------------
             COMPUTER SOFTWARE & PROCESSING - 0.6%
    250,000  Globix Corp...................  12.500% 02/01/2010        93,750
    600,000  Mercury Interactive Corp.       4.750%  07/01/2007       672,000
               (144A)(b)...................
    600,000  Orbital Imaging Corp..........  11.625% 03/01/2005        93,000
                                                                 ------------
                                                                      858,750
                                                                 ------------
             CONTAINERS & PACKAGING - 0.7%
  1,000,000  Packaging Corp. of America....  9.625%  04/01/2009     1,037,500
                                                                 ------------
             COSMETICS & PERSONAL CARE - 0.4%
    750,000  Chattem, Inc..................  8.875%  04/01/2008       566,250
                                                                 ------------
             ELECTRIC UTILITIES - 2.8%
  1,500,000  AES Corp......................  9.500%  06/01/2009     1,560,000
  1,000,000  Calpine Corp..................  7.875%  04/01/2008       943,570
    500,000  Kansas City Power & Light       7.125%  12/15/2005       505,201
               Co..........................
     74,859  Midland Cogeneration Venture    10.330% 07/23/2002        76,704
               L.P.........................
  1,250,000  PP&L Resources, Inc...........  6.550%  03/01/2006     1,244,112
                                                                 ------------
                                                                    4,329,587
                                                                 ------------
             ELECTRONICS - 2.2%
    500,000  Cypress Semiconductor Corp....  3.750%  07/01/2005       352,500
  1,000,000  Cypress Semiconductor Corp.     4.000%  02/01/2005       781,250
               Convertible.................
  1,000,000  Flextronics International.      9.875%  07/01/2010     1,005,000
               Ltd.........................
    125,000  Lattice Semiconductor Corp.     4.750%  11/01/2006       137,344
               Convertible (144A)(b).......
    750,000  LSI Logic.....................  4.000%  02/15/2005       538,125
    700,000  Vitesse Semiconductor.          4.000%  03/15/2005       562,625
               Convertible.................
                                                                 ------------
                                                                    3,376,844
                                                                 ------------


                       See notes to financial statements
                                       48

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


-----------------------------------------------------------------------------
PAR                     SECURITY                                    VALUE
AMOUNT                DESCRIPTION            COUPON   MATURITY     (NOTE 1)
-----------------------------------------------------------------------------


             ENERGY - 0.0%
$ 1,000,000  AEI Holding Co., Inc.           10.500% 12/15/2005  $     65,000
               (144A)(b)...................
                                                                 ------------
             ENTERTAINMENT & LEISURE - 2.0%
  1,700,000  Harrah's Operating Co.,         7.500%  01/15/2009     1,660,767
               Inc.........................
  1,500,000  Mohegan Tribal Gaming.........  8.750%  01/01/2009     1,505,625
                                                                 ------------
                                                                    3,166,392
                                                                 ------------
             FINANCIAL SERVICES - 0.7%
  1,000,000  Accuride Corp.................  9.250%  02/01/2008       607,500
    500,000  Merrill Lynch & Co., Inc......  1.500%  12/15/2005       493,750
                                                                 ------------
                                                                    1,101,250
                                                                 ------------
             FOREST PRODUCTS & PAPER - 0.1%
    250,000  Fonda Group, Inc..............  9.500%  03/01/2007       196,250
                                                                 ------------
             HEALTH CARE PROVIDERS - 1.6%
    275,000  Fresenius Med Cap Trust I.....  9.000%  12/01/2006       264,688
    500,000  Healthsouth Corp. (144A)(b)...  10.750% 10/01/2008       525,860
  1,000,000  Leiner Health Products          9.625%  07/01/2007       205,000
               Group.......................
    500,000  Prime Medical Services,         8.750%  04/01/2008       432,500
               Inc.........................
  1,000,000  Tenet Healthcare Corp.........  8.625%  01/15/2007     1,028,750
                                                                 ------------
                                                                    2,456,798
                                                                 ------------
             HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.8%
  1,000,000  D.R. Horton, Inc..............  10.000% 04/15/2006     1,000,000
  1,000,000  Lennar Corp...................  7.625%  03/01/2009       926,479
  1,000,000  MDC Holdings, Inc.............  8.375%  02/01/2008       915,000
                                                                 ------------
                                                                    2,841,479
                                                                 ------------
             LODGING - 1.9%
  1,000,000  Aztar Corp....................  8.875%  05/15/2007       970,000
  1,000,000  Host Marriott LP (144A)(b)....  9.250%  10/01/2007     1,000,000
  1,000,000  Park Place Entertainment        7.875%  12/15/2005       982,500
               Corp........................
                                                                 ------------
                                                                    2,952,500
                                                                 ------------
             MEDIA - BROADCASTING & PUBLISHING - 3.8%
  1,000,000  Allbritton Communications       9.750%  11/30/2007       980,000
               Co..........................
    500,000  Cumulus Media, Inc............  10.375% 07/01/2008       403,750
  1,000,000  Fox Liberty Networks LLC......  8.875%  08/15/2007     1,025,000
    400,000  Gray Communications Systems,    10.625% 10/01/2006       389,000
               Inc.........................
  1,000,000  Interep National Radio          10.000% 07/01/2008       755,000
               Sales.......................
    425,000  Primedia, Inc.................  10.250% 06/01/2004       427,125
  1,600,000  Sinclair Broadcast Group,       10.000% 09/30/2005     1,560,000
               Inc.........................
    350,000  Young Broadcasting, Inc.......  11.750% 11/15/2004       354,375
                                                                 ------------
                                                                    5,894,250
                                                                 ------------
             MEDICAL SUPPLIES - 0.7%
  1,000,000  Fisher Scientific               9.000%  02/01/2008       932,500
               International, Inc..........
    225,000  Fresenius Med Cap Trust II....  7.875%  02/01/2008       205,312
                                                                 ------------
                                                                    1,137,812
                                                                 ------------
             METALS - 1.1%
  1,000,000  AK Steel Corp.................  9.000%  09/15/2007       925,000
    500,000  Nortek, Inc...................  8.875%  08/01/2008       445,000
    500,000  WCI Steel, Inc................  10.000% 12/01/2004       357,500
                                                                 ------------
                                                                    1,727,500
                                                                 ------------


                       See notes to financial statements
                                       49

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


-----------------------------------------------------------------------------
PAR                     SECURITY                                    VALUE
AMOUNT                DESCRIPTION            COUPON   MATURITY     (NOTE 1)
-----------------------------------------------------------------------------


             OIL & GAS - 4.4%
$ 1,000,000  Chesapeake Energy Corp........  9.625%  05/01/2005  $  1,033,750
  1,250,000  Cross Timbers Royalty Trust...  9.250%  04/01/2007     1,284,375
  1,000,000  HS Resources, Inc.............  9.875%  12/01/2003     1,015,000
    150,000  KCS Energy, Inc.(a)...........  11.000% 01/15/2003       140,250
  1,000,000  Kerr-McGee Corp.                5.250%  02/15/2010     1,262,500
               Convertible.................
    660,000  Parker Drilling Corp. - Series  9.750%  11/15/2006       666,600
               D...........................
    500,000  Parker Drilling Corp.           5.500%  08/01/2004       433,125
               Convertible.................
    500,000  Pogo Producing Corp...........  8.750%  05/15/2007       495,000
    500,000  Vintage Petroleum, Inc........  8.625%  02/01/2009       510,000
                                                                 ------------
                                                                    6,840,600
                                                                 ------------
             PHARMACEUTICALS - 2.9%
  1,000,000  Ivax Corp. Convertible          5.500%  05/15/2007     1,255,000
               (144A)(b)...................
  1,800,000  Roche Holdings, Inc.             +      01/19/2015     1,651,500
               Convertible (144A)(b).......
  1,000,000  Teva Pharmaceutical LLC         1.500%  10/15/2005     1,101,250
               (144A)(b)...................
    500,000  Vertex Pharmaceuticals, Inc     5.000%  09/19/2007       513,750
               (144A)(b)...................
                                                                 ------------
                                                                    4,521,500
                                                                 ------------
             RETAILERS - 0.5%
    250,000  Costco Wholesale Corp.           +      08/19/2017       240,313
               Convertible.................
    500,000  Costco Wholesale Corp.           +      08/19/2017       480,625
               Convertible (144A)(b).......
                                                                 ------------
                                                                      720,938
                                                                 ------------
             TELEPHONE SYSTEMS - 7.1%
    750,000  Exodus Communications, Inc....  10.750% 12/15/2009       648,750
  1,000,000  Exodus Communications, Inc.     11.625% 07/15/2010       895,000
               (144A)(b)...................
  1,000,000  Intermedia Communications of    9.500%  03/01/2009       705,000
               Florida, Inc................
  1,000,000  Level 3 Communications,         11.000% 03/15/2008       885,000
               Inc.........................
  1,000,000  Liberty Media Group             4.000%  11/15/2029       665,000
               Convertible.................
    400,000  MasTec, Inc...................  7.750%  02/01/2008       370,000
    350,000  Motient Corp..................  12.250% 04/01/2008       131,250
    750,000  Price Communications Wireless,  9.125%  12/15/2006       763,125
               Inc.........................
  1,000,000  Qwest Communications            7.500%  11/01/2008     1,008,551
               International, Inc..........
  1,000,000  SBA Communications Corp.......  0%, ++  03/01/2008       780,000
                                             12.000%
  1,500,000  TeleCorp PCS, Inc.............  10.625% 07/15/2010     1,530,000
  1,000,000  Triton PCS, Inc...............  0%, ++  05/01/2008       795,000
                                             11.000%
    500,000  VoiceStream Wireless Corp.....  10.375% 11/15/2009       538,125
    750,000  Winstar Communications........  12.750% 04/15/2010       498,750
  1,000,000  XO Communications, Inc........  10.750% 11/15/2008       830,000
                                                                 ------------
                                                                   11,043,551
                                                                 ------------
             TEXTILES, CLOTHING & FABRICS - 0.3%
    500,000  Interface, Inc................  9.500%  11/15/2005       492,500
                                                                 ------------
             TRANSPORTATION - 1.1%
    600,000  Commscope, Inc. (144A)(b).....  4.000%  12/15/2006       433,500
    500,000  Efficient Networks, Inc.......  5.000%  03/15/2005       254,375
  1,000,000  United Parcel Services........  1.750%  09/27/2007     1,051,250
                                                                 ------------
                                                                    1,739,125
                                                                 ------------


                       See notes to financial statements
                                       50

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


-----------------------------------------------------------------------------
PAR                     SECURITY                                    VALUE
AMOUNT                DESCRIPTION            COUPON   MATURITY     (NOTE 1)
-----------------------------------------------------------------------------


             U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 12.8%
$10,459,722  Government National Mortgage    8.000%  05/15/2030  $ 10,735,869
               Association.................
  8,955,673  Government National Mortgage    8.000%  05/15/2030     9,192,112
               Association.................
                                                                 ------------
                                                                   19,927,981
                                                                 ------------
             Total Domestic Bonds & Debt                          121,920,210
               Securities (Cost
               $131,617,288)
                                                                 ------------
             FOREIGN BONDS & DEBT
               SECURITIES - 11.8%
             ARGENTINA - 0.6%
  1,000,000  Telefonica de Argentina S.A.    9.125%  05/07/2008       872,500
               (U.S.$) (144A)(b)...........
                                                                 ------------
             BERMUDA - 1.6%
  2,000,000  Elan Finance Corp. Ltd.          +      12/14/2018     1,475,000
               (Yankee)(b).................
  1,000,000  Global Crossing Holdings Ltd.   9.625%  05/15/2008       945,000
               (U.S.$).....................
                                                                 ------------
                                                                    2,420,000
                                                                 ------------
             BRAZIL - 0.3%
    500,000  Globo Comunicacoes              10.625% 12/05/2008       423,750
               Participation (U.S.$)
               (144A)(b)...................
                                                                 ------------
             CANADA - 2.8%
  1,000,000  Clearnet Communications, Inc.   0%, ++  05/01/2009       790,000
               (Yankee)....................  10.125%
  1,500,000  Gulf Canada Resources Ltd.      8.375%  11/15/2005     1,522,500
               (Yankee)....................
  1,000,000  Rogers Cantel, Inc.             8.300%  10/01/2007       995,000
               (Yankee)....................
  1,000,000  Tembec Industries, Inc.         8.625%  06/30/2009       995,000
               (Yankee)....................
                                                                 ------------
                                                                    4,302,500
                                                                 ------------
             CHINA - 0.0%
    250,000  Cathay International Ltd.       13.500% 04/15/2008        91,250
               (U.S.$) (144A)(b)...........
                                                                 ------------
             LUXEMBOURG - 0.5%
  1,000,000  Millicom International          0%, ++  06/01/2006       790,000
               Cellular S.A. (Yankee)        13.500%
               (144A)(b)...................
                                                                 ------------
             MEXICO - 0.6%
  1,000,000  TV Azteca S.A. (Yankee).......  10.500% 02/15/2007       947,500
                                                                 ------------
             NETHERLANDS - 1.9%
  1,000,000  ASM Lithography Holding N.V.    4.250%  11/30/2004       928,750
               (U.S.$) (144A)(b)...........
    500,000  STMicroelectronics N.V.          +      09/22/2009       601,875
               Convertible (U.S.$).........
  2,700,000  United Pan-Europe               0%, ++  08/01/2009       837,000
               Communications N.V.           12.500%
               (Yankee)....................
    500,000  United Pan-Europe               11.250% 11/01/2009       322,500
               Communications N.V.
               (Yankee)....................
    500,000  Versatel Telecom International  11.875% 07/15/2009       302,500
               N.V. (Yankee)...............
                                                                 ------------
                                                                    2,992,625
                                                                 ------------
             SWITZERLAND - 1.1%
    600,000  Credit Suisse First Boston      2.250%  03/16/2004       601,500
               Convertible (Yankee)........
  2,000,000  Roche Holdings, Inc.             +      04/20/2010     1,162,600
               Convertible (U.S.$)
               (144A)(b)...................
                                                                 ------------
                                                                    1,764,100
                                                                 ------------
             UNITED KINGDOM - 2.4%
    550,000  Diamond Cable Communication     0%, ++  02/15/2007       371,250
               Plc (Yankee)................  10.750%
  1,000,000  Esprit Telecom Group Plc        10.875% 06/15/2008        15,000
               (Yankee)....................
  1,000,000  RSL Communications Plc          12.000% 11/01/2008        70,000
               (Yankee)....................
    750,000  Swiss Life Financial Ltd.       2.000%  05/20/2003       749,062
               Convertible (U.S.$).........
  1,750,000  Swiss Life Financial Ltd.       2.000%  05/20/2005     1,789,463
               Convertible (U.S.$).........
  1,500,000  Telewest Communication Plc      0%, ++  04/15/2009       708,750
               (Yankee)....................  9.250%
                                                                 ------------
                                                                    3,703,525
                                                                 ------------
             Total Foreign Bonds & Debt                            18,307,750
               Securities (Cost
               $22,330,094)
                                                                 ------------


                       See notes to financial statements
                                       51

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


-----------------------------------------------------------------------------
PAR/SHARE               SECURITY                                    VALUE
AMOUNT                DESCRIPTION                                  (NOTE 1)
-----------------------------------------------------------------------------


             COMMON AND PREFERRED STOCKS -
               5.1%
             CABLE - 0.2%
     10,000  Frontiervision LP/Capital.........................  $    343,125
                                                                 ------------
             COMMUNICATIONS - 0.8%
  1,500,000  Williams Communications Group, Inc................     1,162,500
                                                                 ------------
             ELECTRIC UTILITIES - 1.1%
     10,000  AES Trust VII Convertible Preferred*..............       690,000
     20,000  TXU Corp. Convertible Preferred...................     1,008,750
                                                                 ------------
                                                                    1,698,750
                                                                 ------------
             ELECTRONICS - 0.0%
         66  DecisionOne Corp.(a)..............................             1
                                                                 ------------
             FOOD RETAILERS - 0.3%
  1,000,000  Whole Foods Market, Inc.*.........................       435,000
                                                                 ------------
             FOREST PRODUCTS & PAPER - 1.3%
  1,000,000  Abitibi-Consolidated, Inc.........................     1,007,600
  1,000,000  International Paper Co............................     1,038,588
                                                                 ------------
                                                                    2,046,188
                                                                 ------------
             HEALTH CARE PROVIDERS - 0.1%
    250,000  Wellpoint Health Networks, Inc.*..................       228,125
                                                                 ------------
             INSURANCE - 0.2%
     10,000  AmerUs Group. Convertible Preferred...............       295,000
                                                                 ------------
             MEDIA - BROADCASTING & PUBLISHING - 0.6%
     10,000  Cox Communications, Inc...........................       620,000
      8,500  Sinclair Broadcast Group, Inc.....................       240,125
                                                                 ------------
                                                                      860,125
                                                                 ------------
             PHARMACEUTICALS - 0.5%
     15,000  Pharmacia Corp. (ACES)............................       777,188
                                                                 ------------
             TELEPHONE SYSTEMS - 0.0%
      1,533  Intermedia Communications of Florida, Inc.*.......        11,018
                                                                 ------------
             Total Common and Preferred                             7,857,020
               Stocks (Cost $8,252,932)
                                                                 ------------
             WARRANTS - 0.0%
             CABLE - 0.0%
        522  NTL, Inc. (expiring 10/14/08) (144A)(b)*..........           326
                                                                 ------------
             COMMUNICATIONS - 0.0%
        450  Splitrock Services, Inc. (expiring 07/15/08)              58,950
               (144A)(b)*......................................
                                                                 ------------
             COMPUTER SOFTWARE & PROCESSING - 0.0%
        600  Orbital Imaging Corp. (expiring 03/01/05)                  5,475
               (144A)(b)*......................................
                                                                 ------------
             MEDICAL SUPPLIES - 0.0%
        250  Urohealth Systems, Inc. (expiring 04/10/04)                    3
               (144A)(b)*......................................
                                                                 ------------
             TELEPHONE SYSTEMS - 0.0%
        350  Motient Corporation (expiring 4/01/08)                     4,944
               (144A)(b)*......................................
                                                                 ------------
             Total Warrants (Cost $7,898)                              69,698
                                                                 ------------
             SHORT-TERM INVESTMENTS - 6.0%
    314,222  American Express II, 6.63%, due 01/18/01(c).......       314,222
    628,415  Bank of America, 6.67%, due 03/22/01(c)...........       628,415
    628,427  Bank of Montreal, 6.563%, due 01/05/01(c).........       628,427
  1,885,274  Bank of Nova Scotia, 6.67%, due 01/05/01(c).......     1,885,274
    628,425  Bank of Nova Scotia I, 6.63%, due 01/19/01(c).....       628,425


                       See notes to financial statements
                                       52

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


-----------------------------------------------------------------------------
PAR/SHARE               SECURITY                                    VALUE
AMOUNT                DESCRIPTION                                  (NOTE 1)
-----------------------------------------------------------------------------


  1,256,857  Bayerische Hypovereinsbank, 5.50%, due              $  1,256,857
               01/02/01(c).....................................
    164,947  Bayerische Hypovereinsbank I, 6.63%, due                 164,947
               02/01/01(c).....................................
    314,213  First Union National Bank, 6.67%, due                    314,213
               05/09/01(c).....................................
    264,120  Fleet National Bank, 6.85%, due 04/30/01(c).......       264,120
  1,273,123  Goldman Sachs, 6.71%, due 02/13/01(c).............     1,273,123
  1,885,285  Merrimac Cash Fund-Premium Class, 6.50%, due           1,885,285
               01/02/01(c).....................................
                                                                 ------------
 Total Short-Term Investments                                       9,243,308
               (Cost $9,243,308)
                                                                 ------------




 TOTAL INVESTMENTS - 101.5%
            (Cost $171,451,521)                                    157,397,986

 Other Assets and Liabilities (net) -
            (1.4%)                                                 (2,207,841)
                                                                 -------------

 TOTAL NET ASSETS - 100.0%                                       $ 155,190,145
                                                                 =============


           PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 (a)  Security is in Bankruptcy.

 (b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

 (c) Represents investment of collateral received from securities lending transactions.

 +    Zero coupon bond

 ++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

 ACES - Automatically Convertible Equity Security

 Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

                       See notes to financial statements
                                       53

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

The following table summarizes the portfolio composition of long-term debt holdings at December 31, 2000, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.



PORTFOLIO COMPOSITION BY CREDIT QUALITY
-------------------------------------------------------------------------------

RATINGS                                                  % OF PORTFOLIO
U.S. Gov't and Agency Obligations                              12.7 %
AAA                                                             0.7
AA                                                              0.7
A                                                               1.4
BBB                                                            10.8
BB                                                             18.6
B                                                              35.6
CCC                                                             2.0
NR                                                             17.5
                                                              -----
                                                              100.0 %
                                                              =====

Note: NR = Not Rated


                       See notes to financial statements
                                       54

Cova Series Trust
Mid-Cap Value Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



--------------------------------------------------------------
SECURITY                                              VALUE
DESCRIPTION                               SHARES    (NOTE 1)
--------------------------------------------------------------


COMMON STOCKS - 96.0%
AUTOMOTIVE - 2.9%
Borg-Warner Automotive, Inc............... 17,000  $   680,000
Genuine Parts Co.......................... 40,300    1,055,356
                                                   -----------
                                                     1,735,356
                                                   -----------
BEVERAGES, FOOD & TOBACCO - 10.6%
Archer-Daniels-Midland Co................. 90,800    1,362,000
Corn Products International, Inc.......... 43,200    1,255,500
Dean Foods Co............................. 20,800      638,300
IBP, Inc.................................. 40,000    1,070,000
Sensient Technologies Corp................ 55,800    1,269,450
Smithfield Foods, Inc.*................... 25,800      784,320
                                                   -----------
                                                     6,379,570
                                                   -----------
CHEMICALS - 6.2%
Crompton Corp............................. 79,000      829,500
IMC Global, Inc........................... 89,400    1,391,287
Potash Corporation of Saskatchewan, Inc..........
  19,000                                             1,487,937
                                                   -----------
                                                     3,708,724
                                                   -----------
CONTAINERS & PACKAGING - 4.7%
Ball Corp................................. 29,400    1,354,237
Pactiv Corp.*............................ 118,300    1,463,962
                                                   -----------
                                                     2,818,199
                                                   -----------
ELECTRIC UTILITIES - 12.2%
Ameren Corp............................... 19,600      907,725
Constellation Energy Group, Inc........... 21,700      977,856
IPALCO Enterprises, Inc................... 31,100      752,231
Niagara Mohawk Holdings, Inc.*............ 47,500      792,656
Northeast Utilities....................... 44,300    1,074,275
Reliant Energy, Inc....................... 21,100      913,894
Scana Corp. - W/I......................... 12,038      355,873
TECO Energy, Inc.......................... 48,300    1,563,712
                                                   -----------
                                                     7,338,222
                                                   -----------
ENTERTAINMENT & LEISURE - 1.0%
Harrah's Entertainment, Inc.*............. 23,300      614,537
                                                   -----------
FOREST PRODUCTS & PAPER - 2.4%
Georgia-Pacific Group..................... 45,300    1,409,963
                                                   -----------
HEALTH CARE PROVIDERS - 6.2%
Caremark Rx, Inc.*....................... 186,000    2,522,625
DaVita, Inc.*............................. 68,400    1,171,350
                                                   -----------
                                                     3,693,975
                                                   -----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.1%
Whirlpool Corp............................ 14,100      672,394
                                                   -----------

--------------------------------------------------------------
SECURITY                                              VALUE
DESCRIPTION                               SHARES    (NOTE 1)
--------------------------------------------------------------


HOUSEHOLD PRODUCTS - 2.1%
Snap-On, Inc.............................. 44,700  $ 1,246,013
                                                   -----------
INSURANCE - 14.1%
Ace Ltd................................... 21,600      916,650
Everest Re Group, Ltd..................... 12,600      902,475
Health Net, Inc.*......................... 53,200    1,393,175
Oxford Health Plans, Inc.*................ 32,300    1,275,850
PartnerRe Ltd............................. 21,900    1,335,900
Transatlantic Holdings, Inc................ 8,100      857,588
Trigon Healthcare, Inc.*................... 8,000      622,500
XL Captial Ltd............................ 13,500    1,179,563
                                                   -----------
                                                     8,483,701
                                                   -----------
MEDIA - BROADCASTING & PUBLISHING - 0.1%
E.W. Scripps Co. (The)....................... 600       37,725
                                                   -----------
MEDICAL SUPPLIES - 8.9%
Becton Dickinson & Co..................... 35,100    1,215,338
Boston Scientific Corp.*.................. 84,300    1,153,856
St. Jude Medical, Inc.*................... 19,600    1,204,175
Varian Medical Systems, Inc.*............. 25,500    1,732,406
                                                   -----------
                                                     5,305,775
                                                   -----------
OIL & GAS - 11.1%
Dynegy, Inc. - Class A.................... 20,784    1,165,203
ENSCO International, Inc.................. 30,000    1,021,875
EOG Resources, Inc........................ 23,000    1,257,813
Kerr-McGee Corp........................... 14,900      997,369
R&B Falcon Corp.*......................... 46,300    1,062,006
Southwest Gas Corp........................ 53,300    1,165,938
                                                   -----------
                                                     6,670,204
                                                   -----------
REAL ESTATE - 2.2%
Healthcare Realty Trust, Inc. (REIT)...... 60,555    1,286,794
                                                   -----------
RESTAURANTS - 2.3%
CBRL Group, Inc........................... 76,300    1,387,706
                                                   -----------
RETAILERS - 7.2%
Albertson's, Inc.......................... 24,200      641,300
Consolidated Stores Corp.*............... 126,800    1,347,250
J.C. Penney Co., Inc..................... 152,500    1,658,438
May Department Stores Co. (The)........... 21,000      687,750
                                                   -----------
                                                     4,334,738
                                                   -----------
TEXTILES, CLOTHING & FABRICS - 0.7%
Polymer Group, Inc........................ 82,500      443,438
                                                   -----------
Total Common Stocks (Cost $43,810,561)              57,567,034
                                                   -----------


                       See notes to financial statements
                                       55

Cova Series Trust
Mid-Cap Value Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



---------------------------------------------------------------
PAR                    SECURITY                        VALUE
AMOUNT               DESCRIPTION                     (NOTE 1)
---------------------------------------------------------------


            SHORT-TERM INVESTMENTS - 7.7%
$  156,378  American Express II, 6.63%,
              due 01/18/01(a).............          $   156,378
   312,755  Bank of America, 6.67%, due
              03/22/01(a).................              312,755
   312,755  Bank of Montreal, 6.563%, due
              01/05/01(a).................              312,755
   938,266  Bank of Nova Scotia, 6.67%,
              due 01/05/01(a).............              938,266
   312,755  Bank of Nova Scotia I, 6.63%,
              due 01/19/01(a).............              312,755
   625,511  Bayerische Hypovereinsbank,
              5.50%, due 01/02/01(a)......              625,511
   156,377  Bayerische Hypovereinsbank I,
              6.63%, due 02/01/01(a)......              156,377
   156,378  First Union National Bank,
              6.67%, due 05/09/01(a)......              156,378
   378,003  Fleet National Bank, 6.85%,
              due 04/30/01(a).............              378,003
   312,755  Goldman Sachs, 6.71%, due
              02/13/01(a).................              312,755
   938,267  Merrimac Cash Fund-Premium
              Class, 6.50%, due
              01/02/01(a).................              938,267
                                                    -----------
 Total Short-Term Investments
              (Cost $4,600,200)                       4,600,200
                                                    -----------




 TOTAL INVESTMENTS - 103.6%
            (Cost $48,410,761)                        62,167,234

 Other Assets and Liabilities (net) -
            (3.6%)                                   (2,187,197)
                                                   -------------

 TOTAL NET ASSETS - 100.0%                         $  59,980,037
                                                   =============


           PORTFOLIO FOOTNOTES:

 *      Non-income producing security.

 (a) Represents investment of collateral received from securities lending transactions.

 REIT - Real Estate Investment Trust

                       See notes to financial statements
                                       56

Cova Series Trust
Large Cap Research Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



-------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES   (NOTE 1)
-------------------------------------------------------------


COMMON STOCKS - 93.5%
AEROSPACE & DEFENSE - 2.6%
Boeing Co................................ 19,300  $ 1,273,800
                                                  -----------
AUTOMOTIVE - 0.8%
Ford Motor Co............................ 17,764      416,344
                                                  -----------
BANKING - 12.2%
Bank One Corp............................ 13,100      479,787
Chase Manhattan Corp.*................... 18,525      841,730
First Tennessee National Corp............ 30,300      876,806
Fleet Boston Financial Corp.............. 25,995      976,437
M&T Bank Corp............................ 11,300      768,400
MBNA Corp................................ 12,400      458,025
Mellon Financial Corp.................... 14,800      727,975
Wells Fargo Co........................... 17,150      955,041
                                                  -----------
                                                    6,084,201
                                                  -----------
BEVERAGES, FOOD & TOBACCO - 4.1%
Archer-Daniels-Midland Co................ 38,430      576,450
Heinz (H.J.), Co......................... 19,100      906,056
Pepsico, Inc............................. 11,000      545,187
                                                  -----------
                                                    2,027,693
                                                  -----------
CHEMICALS - 3.0%
Potash Corporation of Saskatchewan, Inc.........
  11,900                                              931,919
Praxair, Inc............................. 12,700      563,562
                                                  -----------
                                                    1,495,481
                                                  -----------
COMPUTER SOFTWARE & PROCESSING - 8.2%
Cadence Design Systems, Inc.*............ 38,800    1,067,000
First Data Corp.......................... 30,900    1,628,044
Mentor Graphics Corp.*................... 20,100      551,494
Peoplesoft, Inc.*........................ 22,800      847,875
                                                  -----------
                                                    4,094,413
                                                  -----------
COMPUTERS & INFORMATION - 1.0%
Solectron Corp.*......................... 14,700      498,330
                                                  -----------
ELECTRIC UTILITIES - 11.8%
Dominion Resources, Inc.................. 15,700    1,051,900
Duke Energy Corp......................... 16,900    1,440,725
Entergy Corp............................. 17,100      723,544
Exelon Corp.............................. 17,237    1,210,210
FPL Group, Inc........................... 13,350      957,862
Progress Energy, Inc...................... 9,520      468,265
                                                  -----------
                                                    5,852,506
                                                  -----------
FINANCIAL SERVICES - 1.1%
Morgan Stanley, Dean Witter & Co.......... 6,800      538,900
                                                  -----------
FOOD RETAILERS - 1.4%
Safeway, Inc.*........................... 10,800      675,000
                                                  -----------
FOREST PRODUCTS & PAPER - 5.0%
Bowater, Inc............................. 16,500      930,187
International Paper Co................... 20,100      820,331
Packaging Corp. of America*.............. 46,700      753,038
                                                  -----------
                                                    2,503,556
                                                  -----------

-------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES   (NOTE 1)
-------------------------------------------------------------


HEALTH CARE PROVIDERS - 2.1%
HCA-The Healthcare Company............... 23,400  $ 1,029,834
                                                  -----------
HEAVY MACHINERY - 4.5%
Baker Hughes, Inc........................ 14,100      586,031
Deere & Co............................... 22,200    1,017,038
Eaton Corp................................ 8,800      661,650
                                                  -----------
                                                    2,264,719
                                                  -----------
HOUSEHOLD PRODUCTS - 1.0%
Procter & Gamble Co....................... 6,400      502,000
                                                  -----------
INDUSTRIAL - DIVERSIFIED - 1.5%
Minnesota Mining & Manufacturing Co. (3M).......
  6,000                                               723,000
                                                  -----------
INSURANCE - 6.2%
Ace Ltd.................................. 35,400    1,502,288
American General Corp..................... 9,450      770,175
Cigna Corp................................ 1,700      224,910
UnitedHealth Group, Inc................... 9,600      589,200
                                                  -----------
                                                    3,086,573
                                                  -----------
MEDIA - BROADCASTING & PUBLISHING - 2.2%
Dow Jones & Co., Inc...................... 7,900      447,338
Time Warner, Inc.......................... 5,300      276,872
Viacom Inc. - Class B*.................... 7,670      358,573
                                                  -----------
                                                    1,082,783
                                                  -----------
METALS - 1.5%
Alcoa, Inc............................... 22,700      760,450
                                                  -----------
OIL & GAS - 11.9%
BP Amoco Plc (ADR)........................ 9,820      470,133
Coastal Corp............................. 11,620    1,026,191
Exxon Mobil Corp......................... 26,220    2,279,501
Schlumberger Ltd......................... 11,900      951,256
Tosco Corp............................... 12,600      427,613
Total Fina Elf S.A. (ADR)................. 5,100      370,706
Transocean Sedco Forex, Inc............... 8,187      376,602
                                                  -----------
                                                    5,902,002
                                                  -----------
PHARMACEUTICALS - 3.9%
American Home Products Corp.............. 19,700    1,251,935
Pharmacia Corp........................... 11,662      711,382
                                                  -----------
                                                    1,963,317
                                                  -----------
RETAILERS - 2.6%
Consolidated Stores Corp.*............... 66,600      707,625
Federated Department Stores, Inc.*....... 17,000      595,000
                                                  -----------
                                                    1,302,625
                                                  -----------
TELEPHONE SYSTEMS - 3.8%
Alltel Corp............................... 7,500      468,281
SBC Communications Inc................... 17,800      849,950
Verizon Communications, Inc.............. 11,400      571,425
                                                  -----------
                                                    1,889,656
                                                  -----------
TRANSPORTATION - 1.1%
United Parcel Service, Inc. - Class B..... 9,300      546,956
                                                  -----------
Total Common Stocks (Cost $37,954,792)             46,514,139
                                                  -----------


                       See notes to financial statements
                                       57

Cova Series Trust
Large Cap Research Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



---------------------------------------------------------------
PAR                    SECURITY                        VALUE
AMOUNT               DESCRIPTION                     (NOTE 1)
---------------------------------------------------------------


            SHORT-TERM INVESTMENTS - 7.4%
$  125,147  American Express II, 6.63%,
              due 01/18/01(a).............          $   125,147
   250,296  Bank of America, 6.67%, due
              03/22/01(a).................              250,296
   250,294  Bank of Montreal, 6.563%, due
              01/05/01(a).................              250,294
   750,881  Bank of Nova Scotia, 6.67%,
              due 01/05/01(a).............              750,881
   250,294  Bank of Nova Scotia I, 6.63%,
              due 01/19/01(a).............              250,294
   500,588  Bayerische Hypovereinsbank,
              5.50%, due 01/02/01(a)......              500,588
   125,148  Bayerische Hypovereinsbank I,
              6.63%, due 02/01/01(a)......              125,148
   125,148  First Union National Bank,
              6.67%, due 05/09/01(a)......              125,148
   302,505  Fleet National Bank, 6.85%,
              due 04/30/01(a).............              302,505
   250,294  Goldman Sachs, 6.71%, due
              02/13/01(a).................              250,294
   750,881  Merrimac Cash Fund-Premium
              Class, 6.50%, due
              01/02/01(a).................              750,881
                                                    -----------
Total Short-Term Investments
              (Cost $3,681,476)                       3,681,476
                                                    -----------




TOTAL INVESTMENTS - 100.9%
            (Cost $41,636,268)                       50,195,615

Other Assets and Liabilities (net) -
           (0.9%)                                     (456,632)
                                                     ----------

TOTAL NET ASSETS - 100.0%                         $  49,738,983
                                                   ============


           PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 (a) Represents investment of collateral received from securities lending transactions.

 ADR - American Depositary Receipt

                       See notes to financial statements
                                       58

Cova Series Trust
Developing Growth Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



-------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES   (NOTE 1)
-------------------------------------------------------------


COMMON STOCKS - 97.2%
AEROSPACE & DEFENSE - 0.5%
Moog, Inc. - Class A*..................... 1,000  $    29,000
Orbital Sciences Corp.*.................. 43,600      179,850
                                                  -----------
                                                      208,850
                                                  -----------
AIRLINES - 1.1%
Frontier Airlines, Inc.*................. 15,200      470,250
                                                  -----------
APPAREL RETAILERS - 3.3%
AnnTaylor Stores Corp.*.................. 20,200      503,737
Children's Place Retail Stores, Inc.*.... 16,200      328,050
Pacific Sunwear of California, Inc.*..... 21,350      547,094
                                                  -----------
                                                    1,378,881
                                                  -----------
BEVERAGES, FOOD & TOBACCO - 0.8%
Horizon Organic Holding Corp.*............ 8,000       35,500
Smithfield Foods, Inc.*................... 4,800      145,920
United Natural Foods, Inc.*............... 8,200      144,525
                                                  -----------
                                                      325,945
                                                  -----------
BUILDING MATERIALS - 0.7%
Insight Enterprises, Inc.*............... 16,200      290,588
                                                  -----------
CHEMICALS - 2.4%
OM Group, Inc............................ 18,500    1,010,562
                                                  -----------
COMMERCIAL SERVICES - 12.5%
Aegis Communications Group, Inc.*........ 41,800       33,440
Butler International, Inc.*............... 6,250       28,906
CellStar Corp.*.......................... 50,900       73,169
Core Laboratories N.V.*.................. 22,200      606,337
Corporate Executive Board Co.*........... 22,300      886,773
Critical Path, Inc.*...................... 2,000       61,500
DiamondCluster International, Inc. - Class A*...
  6,750                                               205,875
EGL, Inc.*................................ 5,000      119,687
First Consulting Group, Inc.*............. 5,800       27,550
Forrester Research, Inc.*................. 4,800      240,300
G & K Services, Inc...................... 15,600      438,750
IMRglobal Corp.*.......................... 6,200       33,325
Iron Mountain, Inc.*..................... 19,200      712,800
Jupiter Media Metrix, Inc.*............... 6,581       61,286
Labor Ready, Inc.*........................ 8,700       28,819
Lexent, Inc.*............................. 4,000       68,500
Management Network Group, Inc.*........... 4,200       49,875
MarchFirst, Inc.*........................ 10,412       15,618
NCO Group, Inc.*......................... 11,900      361,462
On Assignment, Inc.*..................... 11,100      316,350
Pegasus Solutions, Inc.*................. 20,350      141,178
Steiner Leisure Ltd.*.................... 12,500      175,000
TeleTech Holdings, Inc.*................. 33,800      621,075
                                                  -----------
                                                    5,307,575
                                                  -----------
COMMUNICATIONS - 5.8%
Cable Design Technologies Corp.*......... 14,800      248,825
Comtech Telecommunications Corp.*......... 9,600      149,400
Plantronics, Inc.*....................... 43,100    2,025,700
U.S. Wireless Corp.*...................... 3,300       14,437
                                                  -----------
                                                    2,438,362
                                                  -----------

-------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES   (NOTE 1)
-------------------------------------------------------------


COMPUTER SOFTWARE & PROCESSING - 10.4%
Activision, Inc.*........................ 12,200  $   184,525
Acxiom Corp.*............................ 24,500      953,969
BSQUARE Corp.*............................ 6,300       37,800
CheckFree Corp.*.......................... 5,500      236,844
CyberSource Corp.*........................ 6,500       15,437
Documentum, Inc.*........................ 13,200      655,875
eCollege.com, Inc.*...................... 10,800       43,875
eLoyalty Corp.*.......................... 31,600      204,414
eMerge Interactive, Inc. - Class A*....... 6,600       23,925
Exchange Applications, Inc.*.............. 7,300        8,897
EXE Technologies, Inc.*................... 9,000      117,000
iGate Capital Corp.*..................... 16,800       48,300
Lionbridge Technologies, Inc.*............ 8,000       28,750
Manhattan Associates, Inc.*............... 5,600      238,700
Manugistics Group, Inc.*.................. 6,000      342,000
Metasolv Software, Inc.*.................. 2,200       20,075
Multex.com, Inc.*......................... 7,700      102,025
National Instruments Corp.*............... 5,950      288,947
Netopia, Inc.*............................ 3,600       15,525
Phoenix Technologies Ltd.*................ 9,500      128,102
Primus Knowledge Solutions, Inc.*......... 4,200       27,300
Project Software & Development, Inc.*..... 5,300       56,892
Proxicom, Inc.*........................... 2,400        9,900
RSA Security, Inc.*....................... 2,500      132,187
Rudolph Technologies, Inc.*............... 1,300       39,244
Take-Two Interactive Software, Inc.*...... 5,400       62,100
THQ, Inc.*................................ 8,750      213,281
Verity, Inc.*............................. 3,900       93,844
Virage, Inc.*............................. 1,700        9,137
Watchguard Technologies, Inc.*............ 2,300       72,737
                                                  -----------
                                                    4,411,607
                                                  -----------
COMPUTERS & INFORMATION - 4.0%
Advanced Digital Information Corp.*...... 33,800      777,400
Cray, Inc.*.............................. 18,100       27,150
InFocus Corp.*............................ 6,400       94,400
Interlink Electronics, Inc.*.............. 3,200       40,600
MICROS Systems, Inc.*..................... 9,600      175,200
RadiSys Corp.*........................... 17,300      447,637
Xircom, Inc.*............................. 7,700      119,350
                                                  -----------
                                                    1,681,737
                                                  -----------
ELECTRICAL EQUIPMENT - 1.5%
Ampex Corp.*............................. 27,100       10,162
Analogic Corp............................. 6,300      280,744
Technitrol, Inc........................... 7,800      320,775
Universal Electronics, Inc.*.............. 2,800       43,225
                                                  -----------
                                                      654,906
                                                  -----------
ELECTRONICS - 5.8%
Artesyn Technologies, Inc.*.............. 12,200      193,675
AXT, Inc.*................................ 5,000      165,312
CTS Corp.................................. 2,800      102,025
Dallas Semiconductor Corp................. 3,800       97,375
Dionex Corp.*............................. 2,500       86,250
EMS Technologies, Inc.*................... 7,600       88,350


                       See notes to financial statements
                                       59

Cova Series Trust
Developing Growth Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


-------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES   (NOTE 1)
-------------------------------------------------------------


ELECTRONICS - CONTINUED
Fairchild Semiconductor Corp.*........... 10,300  $   148,706
Helix Technology Corp..................... 2,300       54,445
Lecroy Corp.*............................. 8,500      105,187
Luminent, Inc.*........................... 8,300       49,929
NVIDIA Corp.*............................ 10,100      330,933
Oak Technology, Inc.*..................... 9,600       83,400
Pioneer-Standard Electronics, Inc......... 3,600       39,600
Sawtek, Inc.*............................ 12,200      563,487
Silicon Storage Technology, Inc.*......... 7,100       83,869
SLI, Inc................................. 19,400      124,888
Three-Five Systems, Inc.*................. 8,350      150,300
                                                  -----------
                                                    2,467,731
                                                  -----------
ENTERTAINMENT & LEISURE - 1.5%
American Classic Voyages Co.*............. 9,500      133,000
Bally Total Fitness Holdings Corp.*....... 8,500      287,937
Championship Auto Racing Teams, Inc.*..... 8,400      176,400
Cinar Corp.*(a)........................... 6,300       24,019
                                                  -----------
                                                      621,356
                                                  -----------
FINANCIAL SERVICES - 2.5%
Federal Agricultural Mortgage Corp.*..... 11,400      266,475
Investment Technology Group, Inc.*........ 3,200      133,600
Metris Companies, Inc.................... 15,800      415,737
Raymond James Financial, Inc.............. 3,400      118,575
S1 Corp.*................................ 22,600      118,650
                                                  -----------
                                                    1,053,037
                                                  -----------
FOOD RETAILERS - 1.5%
Whole Foods Market, Inc.*................ 10,300      629,587
                                                  -----------
HEALTH CARE PROVIDERS - 3.2%
Apria Healthcare Group, Inc.*............ 18,800      559,300
Collateral Therapeutics, Inc.*............ 1,100       19,456
Hanger Orthopedic Group, Inc.*........... 13,800       18,112
Healthcare Services Group, Inc.*......... 11,750       74,906
Matria Healthcare, Inc.*.................. 8,750       84,219
Pharmaceutical Product Development, Inc.*.......
  7,500                                               372,656
Renal Care Group, Inc.*................... 7,900      216,633
                                                  -----------
                                                    1,345,282
                                                  -----------
HEAVY MACHINERY - 0.7%
Flow International Corp.*................ 10,200      112,200
Semitool, Inc.*.......................... 21,200      205,375
                                                  -----------
                                                      317,575
                                                  -----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.5%
Crossmann Communities, Inc.*............. 10,100      212,100
                                                  -----------
INSURANCE - 2.3%
Advance Paradigm, Inc.*.................. 13,000      591,500
Hooper Holmes, Inc....................... 34,000      376,040
                                                  -----------
                                                      967,540
                                                  -----------
MEDIA - BROADCASTING & PUBLISHING - 0.3%
Regent Communications, Inc.*............. 21,200      125,875
                                                  -----------
MEDICAL SUPPLIES - 4.5%
Arrow International, Inc................. 10,800      406,857
ATS Medical, Inc.*....................... 21,800      309,287

-------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES   (NOTE 1)
-------------------------------------------------------------


MEDICAL SUPPLIES - CONTINUED
Bio-Rad Laboratories, Inc. - Class A*....... 800  $    25,440
Coherent, Inc.*.......................... 13,300      432,250
Diagnostic Products Corp.................. 4,900      267,663
Orthofix International N.V.*............. 11,300      216,113
Radiance Medical Systems, Inc.*........... 9,500       47,500
SonoSite, Inc.*........................... 7,700       98,175
Theragenics Corp.*....................... 16,900       84,500
Therma-Wave Inc.*......................... 1,500       21,000
                                                  -----------
                                                    1,908,785
                                                  -----------
METALS - 0.5%
Matthews International Corp............... 7,100      224,094
                                                  -----------
MINING - 2.4%
North American Palladium Ltd.*........... 13,900      125,100
Stillwater Mining Co.*................... 23,200      912,920
                                                  -----------
                                                    1,038,020
                                                  -----------
MISCELLANEOUS - 1.2%
Armor Holdings, Inc.*.................... 22,000      383,625
Student Advantage, Inc.*................. 30,100      127,925
                                                  -----------
                                                      511,550
                                                  -----------
OIL & GAS - 6.7%
Evergreen Resources, Inc.*................ 9,700      374,663
EXCO Resources, Inc.*.................... 10,800      168,750
Forest Oil Corp.*......................... 4,900      180,688
Grant Prideco, Inc.*...................... 5,600      122,850
Louis Dreyfus Natural Gas Corp.*......... 16,700      765,069
Seitel, Inc.*............................ 10,300      189,906
Stone Energy Corp.*....................... 5,100      329,205
Superior Energy Services, Inc.*.......... 14,100      162,150
Vintage Petroleum, Inc................... 26,100      561,150
                                                  -----------
                                                    2,854,431
                                                  -----------
PHARMACEUTICALS - 6.9%
Albany Molecular Research, Inc.*.......... 8,500      523,813
Barr Laboratories, Inc.*.................. 4,150      302,691
Corixa Corp.*............................. 8,700      242,513
Hyseq, Inc.*.............................. 1,700       24,438
ICOS Corp.*.............................. 11,500      597,281
ILEX Oncology, Inc.*...................... 5,700      149,981
Invitrogen Corp.*......................... 1,600      138,200
K-V Pharmaceutical Co. - Class A*......... 5,000      125,000
Kos Pharmaceuticals, Inc.*................ 6,800      119,850
Maxim Pharmaceuticals, Inc.*.............. 3,800       24,225
Medicines Co. (The)*...................... 4,800       98,400
Noven Pharmaceuticals, Inc*............... 3,400      127,075
Scios, Inc.*.............................. 5,800      129,050
SICOR, Inc.*............................. 16,100      232,444
SuperGen, Inc.*........................... 5,500       76,313
                                                  -----------
                                                    2,911,274
                                                  -----------
REAL ESTATE - 0.5%
Catellus Development Corp.*............... 4,700       82,250
Healthcare Realty Trust, Inc. (REIT)...... 6,000      127,500
                                                  -----------
                                                      209,750
                                                  -----------


                       See notes to financial statements
                                       60

Cova Series Trust
Developing Growth Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


-------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES   (NOTE 1)
-------------------------------------------------------------


RESTAURANTS - 1.3%
Buca, Inc.*............................... 4,100  $    60,219
CEC Entertainment, Inc.*................. 10,000      341,250
P.F. Chang's China Bistro, Inc.*.......... 5,400      169,763
                                                  -----------
                                                      571,232
                                                  -----------
RETAILERS - 2.0%
Alloy Online, Inc.*....................... 9,700       74,569
Cost Plus, Inc.*.......................... 5,450      160,094
MSC Industrial Direct Co.,Inc.*.......... 23,400      422,663
ValueVision International, Inc. - Class A*......
  15,300                                              193,163
                                                  -----------
                                                      850,489
                                                  -----------
TELEPHONE SYSTEMS - 0.8%
Boston Communications Group, Inc.*........ 5,200      144,950
Lightbridge, Inc.*........................ 8,000      105,000
Mpower Communications Corp.*.............. 9,750       49,969
Talk.com, Inc.*.......................... 26,500       38,094
                                                  -----------
                                                      338,013
                                                  -----------

-------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES   (NOTE 1)
-------------------------------------------------------------


TEXTILES, CLOTHING & FABRICS - 7.0%
Cutter & Buck, Inc.*...................... 8,700  $    66,338
Guess ?, Inc.*........................... 13,600       72,250
Kenneth Cole Productions, Inc.*........... 6,300      253,575
Quiksilver, Inc.*........................ 25,200      488,250
Tarrant Apparel Group*................... 13,800       50,025
Timberland Co. (The)*.................... 23,900    1,598,313
Tropical Sportswear International Corp.*........
  16,000                                              222,000
Vans, Inc.*.............................. 13,100      221,881
                                                  -----------
                                                    2,972,632
                                                  -----------
TRANSPORTATION - 1.7%
Railworks Corp.*......................... 12,100       28,360
Skywest, Inc............................. 24,600      707,250
                                                  -----------
                                                      735,610
                                                  -----------
WATER AND SEWER - 0.4%
Ionics, Inc.*............................. 6,300      178,763
                                                  -----------
Total Common Stocks (Cost $41,091,680)             41,223,989
                                                  -----------




---------------------------------------------------------------
PAR                    SECURITY                        VALUE
AMOUNT               DESCRIPTION                     (NOTE 1)
---------------------------------------------------------------


            SHORT-TERM INVESTMENTS - 9.4%
$  136,096  American Express II, 6.63%,
              due 01/18/01(b).............              136,096
   272,193  Bank of America, 6.67%, due
              03/22/01(b).................              272,193
   272,193  Bank of Montreal, 6.563%, due
              01/05/01(b).................              272,193
   816,578  Bank of Nova Scotia, 6.67%,
              due 01/05/01(b).............              816,578
   272,193  Bank of Nova Scotia I, 6.63%,
              due 01/19/01(b).............              272,193
   544,385  Bayerische Hypovereinsbank,
              5.50%, due 01/02/01(b)......              544,385
   136,096  Bayerische Hypovereinsbank I,
              6.63%, due 02/01/01(b)......              136,096
   136,096  First Union National Bank,
              6.67%, due 05/09/01(b)......              136,096
   328,977  Fleet National Bank, 6.85%,
              due 04/30/01(b).............              328,977
   272,193  Goldman Sachs, 6.71%, due
              02/13/01(b).................              272,193
   816,578  Merrimac Cash Fund-Premium
              Class, 6.50%, due
              01/02/01(b).................              816,578
                                                    -----------
Total Short-Term Investments
              (Cost $4,003,578)                       4,003,578
                                                    -----------




TOTAL INVESTMENTS - 106.6%
            (Cost $45,095,258)                        45,227,567

Other Assets and Liabilities (net) -
            (6.7%)                                   (2,831,981)
                                                   -------------

TOTAL NET ASSETS - 100.0%                          $  42,395,586
                                                   =============


           PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 (a)  Security is in Bankruptcy.

 (b) Represents investment of collateral received from securities lending transactions.

 REIT - Real Estate Investment Trust

                       See notes to financial statements
                                       61

Cova Series Trust
Lord Abbett Growth & Income Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



-------------------------------------------------------------------
SECURITY                                                  VALUE
DESCRIPTION                                 SHARES       (NOTE 1)
-------------------------------------------------------------------


COMMON STOCKS - 95.9%
AEROSPACE & DEFENSE - 4.2%
Boeing Co.................................... 200,000  $ 13,200,000
Lockheed Martin Corp......................... 260,000     8,827,000
United Technologies Corp..................... 220,000    17,297,500
                                                       ------------
                                                         39,324,500
                                                       ------------
AIRLINES - 1.1%
AMR Corp.*................................... 260,000    10,188,750
                                                       ------------
BANKING - 9.1%
Bank One Corp................................ 300,000    10,987,500
Chase Manhattan Corp.*....................... 190,000     8,633,125
Fleet Boston Financial Corp.................. 500,000    18,781,250
MBNA Corp.................................... 360,000    13,297,500
Mellon Financial Corp........................ 240,000    11,805,000
Wells Fargo Co............................... 400,000    22,275,000
                                                       ------------
                                                         85,779,375
                                                       ------------
BEVERAGES, FOOD & TOBACCO - 3.3%
Archer-Daniels-Midland Co.................. 1,200,000    18,000,000
Hershey Foods Corp........................... 100,000     6,437,500
Pepsico, Inc................................. 140,000     6,938,750
                                                       ------------
                                                         31,376,250
                                                       ------------
CHEMICALS - 2.2%
Dow Chemical Co.............................. 300,000    10,987,500
Praxair, Inc.................................. 16,000       710,000
Rohm & Haas Co............................... 250,000     9,078,125
                                                       ------------
                                                         20,775,625
                                                       ------------
COMMUNICATIONS - 0.9%
QUALCOMM, Inc.*.............................. 100,000     8,218,750
                                                       ------------
COMPUTER SOFTWARE & PROCESSING - 3.7%
Cadence Design Systems, Inc.*................ 420,000    11,550,000
First Data Corp.............................. 320,000    16,860,000
Peoplesoft, Inc.*............................ 180,000     6,693,750
                                                       ------------
                                                         35,103,750
                                                       ------------
COMPUTERS & INFORMATION - 0.9%
International Business Machines Corp......... 100,000     8,500,000
                                                       ------------
COSMETICS & PERSONAL CARE - 0.9%
Avon Products, Inc........................... 180,000     8,617,500
                                                       ------------
ELECTRIC UTILITIES - 9.9%
Dominion Resources, Inc...................... 400,000    26,800,000
Duke Energy Corp............................. 240,000    20,460,000
Exelon Corp.................................. 300,000    21,063,000
FirstEnergy Corp............................. 680,000    21,462,500
PG&E Corp.................................... 205,600     4,112,000
                                                       ------------
                                                         93,897,500
                                                       ------------
ELECTRICAL EQUIPMENT - 1.3%
Emerson Electric Co.......................... 160,000    12,610,000
                                                       ------------

-------------------------------------------------------------------
SECURITY                                                  VALUE
DESCRIPTION                                 SHARES       (NOTE 1)
-------------------------------------------------------------------


ELECTRONICS - 1.0%
General Motors Corp. - Class H*...................  3  $         69
Texas Instruments, Inc....................... 200,000     9,475,000
                                                       ------------
                                                          9,475,069
                                                       ------------
ENVIRONMENTAL CONTROLS - 1.4%
Waste Management, Inc........................ 470,000    13,042,500
                                                       ------------
FINANCIAL SERVICES - 1.3%
Morgan Stanley, Dean Witter & Co............. 160,000    12,680,000
                                                       ------------
FOOD RETAILERS - 1.3%
Safeway, Inc.*............................... 200,000    12,500,000
                                                       ------------
FOREST PRODUCTS & PAPER - 2.4%
Bowater, Inc................................. 260,000    14,657,500
International Paper Co....................... 200,000     8,162,500
                                                       ------------
                                                         22,820,000
                                                       ------------
HEALTH CARE PROVIDERS - 1.6%
HCA-The Healthcare Company................... 350,000    15,403,500
                                                       ------------
HEAVY MACHINERY - 2.2%
Deere & Co................................... 450,000    20,615,625
                                                       ------------
INDUSTRIAL - DIVERSIFIED - 2.6%
Minnesota Mining & Manufacturing Co. (3M).... 200,000    24,100,000
                                                       ------------
INSURANCE - 12.0%
Ace Ltd...................................... 650,000    27,584,375
Aegon N.V. (ADR)............................. 200,000     8,287,500
American General Corp........................ 220,000    17,930,000
Cigna Corp................................... 120,000    15,876,000
Jefferson-Pilot Corp......................... 270,000    20,182,500
St. Paul Co.................................. 200,000    10,862,500
UnitedHealth Group, Inc...................... 200,000    12,275,000
                                                       ------------
                                                        112,997,875
                                                       ------------
MEDIA - BROADCASTING & PUBLISHING - 2.3%
Dow Jones & Co., Inc......................... 200,000    11,325,000
Viacom Inc. - Class B*....................... 220,000    10,285,000
                                                       ------------
                                                         21,610,000
                                                       ------------
MEDICAL SUPPLIES - 1.8%
Baxter International, Inc.................... 100,000     8,831,250
Becton Dickinson & Co........................ 240,000     8,310,000
                                                       ------------
                                                         17,141,250
                                                       ------------
METALS - 1.9%
Alcoa, Inc................................... 530,000    17,755,000
                                                       ------------
OIL & GAS - 13.0%
BP Amoco Plc (ADR)........................... 300,000    14,362,500
Coastal Corp................................. 280,000    24,727,500
Exxon Mobil Corp............................. 300,000    26,081,250
Schlumberger Ltd............................. 240,000    19,185,000
Tosco Corp................................... 320,000    10,860,000
Total Fina Elf S.A. (ADR).................... 240,000    17,445,000
Transocean Sedco Forex, Inc.................. 220,000    10,120,000
                                                       ------------
                                                        122,781,250
                                                       ------------


                       See notes to financial statements
                                       62

Cova Series Trust
Lord Abbett Growth & Income Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


-------------------------------------------------------------------
SECURITY                                                  VALUE
DESCRIPTION                                 SHARES       (NOTE 1)
-------------------------------------------------------------------


PHARMACEUTICALS - 4.5%
American Home Products Corp.................. 350,000  $ 22,242,500
McKesson HBOC, Inc........................... 200,000     7,178,000
Pharmacia Corp............................... 220,000    13,420,000
                                                       ------------
                                                         42,840,500
                                                       ------------
RETAILERS - 1.1%
Consolidated Stores Corp.*................... 620,000     6,587,500
Target Corp.................................. 124,100     4,002,225
                                                       ------------
                                                         10,589,725
                                                       ------------
TELEPHONE SYSTEMS - 3.8%
Alltel Corp.................................. 180,000    11,238,750
SBC Communications, Inc...................... 250,000    11,937,500
Verizon Communications, Inc.................. 250,000    12,531,250
                                                       ------------
                                                         35,707,500
                                                       ------------

-------------------------------------------------------------------
SECURITY                                                  VALUE
DESCRIPTION                                 SHARES       (NOTE 1)
-------------------------------------------------------------------


TEXTILES, CLOTHING & FABRICS - 0.2%
V.F. Corp..................................... 48,600  $  1,761,264
                                                       ------------
TRANSPORTATION - 1.7%
Burlington Northern Santa Fe Corp............ 140,000     3,963,750
United Parcel Service, Inc. - Class B........ 200,000    11,762,500
                                                       ------------
                                                         15,726,250
                                                       ------------
U.S. GOVERNMENT AGENCY - 2.3%
Federal National Mortgage Association........ 250,000    21,687,500
                                                       ------------
Total Common Stocks (Cost $723,538,141)                 905,626,808
                                                       ------------
CONVERTIBLE PREFERRED STOCKS - 1.1%
BEVERAGES, FOOD & TOBACCO - 1.1%
Seagram Co Ltd (ACES) (Cost $9,284,846)...... 200,000    10,425,000
                                                       ------------


-----------------------------------------------------------------
PAR                     SECURITY                        VALUE
AMOUNT                DESCRIPTION                      (NOTE 1)
-----------------------------------------------------------------


             SHORT-TERM INVESTMENTS - 7.6%
$ 2,437,923  American Express II, 6.63%,
               due 01/18/01(a).............             2,437,923
  4,875,849  Bank of America, 6.67%, due
               03/22/01(a).................             4,875,849
  4,875,849  Bank of Montreal, 6.563%, due
               01/05/01(a).................             4,875,849
 14,627,548  Bank of Nova Scotia, 6.67%,
               due 01/05/01(a).............            14,627,548
  4,875,849  Bank of Nova Scotia I, 6.63%,
               due 01/19/01(a).............             4,875,849
  9,751,698  Bayerische Hypovereinsbank,
               5.50%, due 01/02/01(a)......             9,751,698
  2,832,728  Bayerische Hypovereinsbank I,
               6.63%, due 02/01/01(a)......             2,832,728
  2,437,926  First Union National Bank,
               6.67%, due 05/09/01(a)......             2,437,926
  5,945,902  Fleet National Bank, 6.85%,
               due 04/30/01(a).............             5,945,902
  4,428,192  Goldman Sachs, 6.71%, due
               02/13/01(a).................             4,428,192
 14,627,546  Merrimac Cash Fund-Premium
               Class, 6.50%, due
               01/02/01(a).................            14,627,546
                                                     ------------
 Total Short-Term Investments
               (Cost $71,717,010)                      71,717,010
                                                     ------------




 TOTAL INVESTMENTS - 104.6%
            (Cost $804,539,997)                       987,768,818

 Other Assets and Liabilities (net) -
            (4.6%)                                   (43,188,391)
                                                    -------------

 TOTAL NET ASSETS - 100.0%                          $ 944,580,427
                                                    =============


           PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 (a) Represents investment of collateral received from securities lending transactions.

 ADR - American Depositary Receipt

 ACES - Automatically Convertible Equity Security

                       See notes to financial statements
                                       63

Cova Series Trust
Balanced Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



------------------------------------------------------------
SECURITY                                            VALUE
DESCRIPTION                               SHARES   (NOTE 1)
------------------------------------------------------------


COMMON STOCKS - 62.5%
ADVERTISING - 0.4%
Interpublic Group of Companies,
     Inc. (The)...........................   800  $   34,050
                                                  ----------
AEROSPACE & DEFENSE - 1.0%
General Dynamics Corp..................... 1,200      93,600
                                                  ----------
BANKING - 7.9%
Chase Manhattan Corp.*.................... 2,070      94,056
Comerica, Inc............................. 2,100     124,687
Fifth Third Bancorp......................... 400      23,900
MBNA Corp................................. 3,690     136,299
Mellon Financial Corp..................... 1,800      88,537
USA Education, Inc........................ 3,563     242,284
Wells Fargo Co.............................. 900      50,119
                                                  ----------
                                                     759,882
                                                  ----------
BEVERAGES, FOOD & TOBACCO - 5.1%
Heinz (H.J.), Co.......................... 3,400     161,288
Ralston Purina Group...................... 4,200     109,725
Sysco Corp................................ 7,250     217,500
                                                  ----------
                                                     488,513
                                                  ----------
BUILDING MATERIALS - 1.9%
Martin Marietta Materials, Inc.............. 100       4,230
Masco Corp................................ 6,815     175,060
                                                  ----------
                                                     179,290
                                                  ----------
COMMERCIAL SERVICES - 0.9%
Ecolab, Inc............................... 2,100      90,694
                                                  ----------
COMMUNICATIONS - 1.9%
Cisco Systems, Inc.*...................... 2,400      91,800
Nokia Corp. (ADR)........................... 800      34,800
Nortel Networks Corp...................... 1,800      57,712
                                                  ----------
                                                     184,312
                                                  ----------
COMPUTER SOFTWARE & PROCESSING - 1.9%
First Data Corp........................... 2,390     125,923
Microsoft Corp.*.......................... 1,285      55,737
                                                  ----------
                                                     181,660
                                                  ----------
COMPUTERS & INFORMATION - 2.6%
Compaq Computer Corp...................... 1,500      22,575
Dell Computer Corp.*...................... 1,350      23,541
Electronic Data Systems Corp................ 800      46,200
EMC Corp.*.................................. 900      59,850
Sun Microsystems, Inc.*................... 1,000      27,875
Sungard Data Systems, Inc.*............... 1,540      72,573
                                                  ----------
                                                     252,614
                                                  ----------
CONTAINERS & PACKAGING - 1.0%
Avery-Dennison Corp....................... 1,810      99,323
                                                  ----------
COSMETICS & PERSONAL CARE - 1.2%
Estee Lauder Co........................... 1,230      53,889
Gillette Co............................... 1,640      59,245
                                                  ----------
                                                     113,134
                                                  ----------

------------------------------------------------------------
SECURITY                                            VALUE
DESCRIPTION                               SHARES   (NOTE 1)
------------------------------------------------------------


ELECTRIC UTILITIES - 2.9%
AES Corp.*................................ 1,600  $   88,600
Duke Energy Corp.......................... 1,110      94,628
Exelon Corp............................... 1,000      70,210
Montana Power Co. (The)................... 1,000      20,750
                                                  ----------
                                                     274,188
                                                  ----------
ELECTRICAL EQUIPMENT - 1.2%
General Electric Co....................... 2,325     111,455
                                                  ----------
ELECTRONICS - 2.2%
Applied Materials, Inc.*.................... 530      20,239
Intel Corp................................ 1,550      46,597
KLA-Tencor Corp.*......................... 1,260      42,446
Maxim Integrated Products, Inc.*............ 940      44,944
Texas Instruments, Inc.................... 1,200      56,850
                                                  ----------
                                                     211,076
                                                  ----------
FOREST PRODUCTS & PAPER - 2.0%
Kimberly-Clark Corp....................... 1,200      84,828
Mead Corp................................. 3,430     107,616
                                                  ----------
                                                     192,444
                                                  ----------
HOUSEHOLD PRODUCTS - 0.7%
Energizer Holdings, Inc.*................. 3,200      68,400
                                                  ----------
INDUSTRIAL - DIVERSIFIED - 3.4%
Illinois Tool Works, Inc.................. 1,060      63,136
Millipore Corp............................ 2,760     173,880
Tyco International Ltd.................... 1,600      88,800
                                                  ----------
                                                     325,816
                                                  ----------
INSURANCE - 1.5%
Ambac Financial Group, Inc................ 1,200      69,975
American International Group................ 800      78,850
                                                  ----------
                                                     148,825
                                                  ----------
MEDIA - BROADCASTING & PUBLISHING - 1.7%
Comcast Corp. - Class A*.................... 700      29,225
McGraw-Hill Companies, Inc. (The)........... 800      46,900
Time Warner, Inc............................ 670      35,001
Viacom Inc. - Class A*.................... 1,200      56,400
                                                  ----------
                                                     167,526
                                                  ----------
MEDICAL SUPPLIES - 1.8%
Baxter International, Inc................. 1,980     174,859
                                                  ----------
METALS - 1.3%
Alcoa, Inc................................ 3,600     120,600
                                                  ----------
OIL & GAS - 4.1%
Murphy Oil Corp........................... 1,060      64,064
Ocean Energy, Inc......................... 4,605      80,012
USX - Marathon Group...................... 4,940     137,085
Williams Companies, Inc................... 2,800     111,825
                                                  ----------
                                                     392,986
                                                  ----------
PHARMACEUTICALS - 8.2%
Abbott Laboratories....................... 2,700     130,781


                       See notes to financial statements
                                       64

Cova Series Trust
Balanced Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


------------------------------------------------------------
SECURITY                                            VALUE
DESCRIPTION                               SHARES   (NOTE 1)
------------------------------------------------------------


PHARMACEUTICALS - CONTINUED
Bristol-Myers Squibb Co................... 1,945  $  143,808
Eli Lilly & Co............................ 1,880     174,958
Merck & Co., Inc............................ 600      56,175
Pfizer, Inc............................... 1,500      69,000
Pharmacia Corp............................ 1,000      61,000
Schering-Plough Corp...................... 2,725     154,644
                                                  ----------
                                                     790,366
                                                  ----------
RESTAURANTS - 0.7%
Tricon Global Restaurants, Inc.*.......... 2,140      70,620
                                                  ----------
RETAILERS - 2.3%
Home Depot, Inc............................. 900      41,119

------------------------------------------------------------
SECURITY                                            VALUE
DESCRIPTION                               SHARES   (NOTE 1)
------------------------------------------------------------


RETAILERS - CONTINUED
Target Corp............................... 2,000  $   64,500
Wal-Mart Stores, Inc...................... 2,090     111,031
                                                  ----------
                                                     216,650
                                                  ----------
TELEPHONE SYSTEMS - 2.6%
SBC Communications, Inc................... 2,400     114,600
Verizon Communications, Inc............... 2,074     103,959
WorldCom, Inc.*........................... 2,450      34,300
                                                  ----------
                                                     252,859
                                                  ----------
U.S. GOVERNMENT AGENCY - 0.1%
Federal Home Loan Mortgage Corp............. 200      13,775
                                                  ----------
Total Common Stocks (Cost $5,461,737)              6,009,517
                                                  ----------


------------------------------------------------------------------------
PAR                  SECURITY                                   VALUE
AMOUNT             DESCRIPTION            COUPON   MATURITY    (NOTE 1)
------------------------------------------------------------------------


          CORPORATE DEBT - 11.5%
          BANKING - 3.6%
$150,000  Household Finance Corp........  6.000%  05/01/2004     147,335
 200,000  Norwest Financial.............  6.625%  07/15/2004     201,670
                                                              ----------
                                                                 349,005
                                                              ----------
          CHEMICALS - 1.7%
 150,000  Du Pont (E.I.) de Nemours and   8.250%  09/15/2006     165,236
            Co..........................
                                                              ----------
          ENTERTAINMENT & LEISURE - 1.5%
 150,000  Walt Disney Co. (The).........  5.250%  11/10/2003     146,972
                                                              ----------
          FINANCIAL SERVICES - 4.7%
 150,000  Associates Corp. of North       5.800%  04/20/2004     147,743
            America.....................
 150,000  General Motors Acceptance       6.850%  06/17/2004     150,065
            Corp........................
 150,000  Merrill Lynch & Co., Inc......  6.550%  08/01/2004     151,280
                                                              ----------
                                                                 449,088
                                                              ----------
          Total Corporate Debt (Cost                           1,110,301
            $1,124,508)
                                                              ----------

          U.S. GOVERNMENT AND AGENCY
            OBLIGATIONS - 20.6%
          U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 6.9%
  26,003  Federal Home Loan Mortgage      6.500%  01/01/2012      26,007
            Corp........................
  26,187  Federal National Mortgage       6.000%  03/01/2011      25,840
            Association.................
 388,719  Federal National Mortgage       6.000%  11/01/2013     383,564
            Association.................
  65,896  Federal National Mortgage       7.000%  02/01/2016      66,596
            Association.................
 102,781  Government National Mortgage    6.000%  01/15/2011     101,932
            Association.................
  30,023  Government National Mortgage    6.500%  03/15/2024      29,709
            Association.................
  31,143  Government National Mortgage    7.000%  07/20/2027      31,129
            Association.................
                                                              ----------
                                                                 664,777
                                                              ----------


                       See notes to financial statements
                                       65

Cova Series Trust
Balanced Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


------------------------------------------------------------------------
PAR                  SECURITY                                   VALUE
AMOUNT             DESCRIPTION            COUPON   MATURITY    (NOTE 1)
------------------------------------------------------------------------


          U.S. TREASURY SECURITIES - 13.7%
$150,000  U.S. Treasury Note............  6.375%  08/15/2002  $  152,627
 300,000  U.S. Treasury Note............  7.250%  05/15/2004     319,417
 300,000  U.S. Treasury Note............  6.625%  05/15/2007     323,681
 150,000  U.S. Treasury Note............  6.125%  08/15/2007     157,957
 150,000  U.S. Treasury Note............  5.625%  05/15/2008     154,123
 200,000  U.S. Treasury Note............  6.000%  08/15/2009     211,160
                                                              ----------
                                                               1,318,965
                                                              ----------
          Total U.S. Government and                            1,983,742
            Agency Obligations (Cost
            $1,957,837)
                                                              ----------




TOTAL INVESTMENTS - 94.6%
            (Cost $8,544,082)                                  9,103,560

Other Assets and Liabilities (net) -
            5.4%                                                 515,037
                                                           -------------

TOTAL NET ASSETS - 100.0%                                  $   9,618,597
                                                           =============


           PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 ADR - American Depositary Receipt

                       See notes to financial statements
                                       66

Cova Series Trust
Equity Income Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



------------------------------------------------------------
SECURITY                                            VALUE
DESCRIPTION                               SHARES   (NOTE 1)
------------------------------------------------------------


COMMON STOCKS - 100.1%
AEROSPACE & DEFENSE - 2.6%
General Dynamics Corp..................... 1,200  $   93,600
Raytheon Co............................... 3,400      98,600
                                                  ----------
                                                     192,200
                                                  ----------
BANKING - 17.1%
Chase Manhattan Corp.*.................... 2,850     129,497
Comerica, Inc............................. 2,800     166,250
MBNA Corp................................. 4,200     155,138
Mellon Financial Corp..................... 3,700     181,994
National City Corp........................ 4,600     132,250
PNC Financial Services Group.............. 1,800     131,513
Union Planters Corp....................... 3,400     121,550
USA Education, Inc........................ 3,800     258,400
                                                  ----------
                                                   1,276,592
                                                  ----------
BEVERAGES, FOOD & TOBACCO - 6.7%
Heinz (H.J.), Co.......................... 3,500     166,031
Ralston Purina Group...................... 4,500     117,563
Sara Lee Corp............................. 4,600     112,987
Sysco Corp................................ 3,400     102,000
                                                  ----------
                                                     498,581
                                                  ----------
BUILDING MATERIALS - 5.2%
Martin Marietta Materials, Inc............ 3,100     131,130
Masco Corp................................ 6,500     166,969
Sherwin Williams Co....................... 3,500      92,094
                                                  ----------
                                                     390,193
                                                  ----------
CHEMICALS - 0.8%
Solutia, Inc.............................. 5,000      60,000
                                                  ----------
COMPUTER SOFTWARE & PROCESSING - 2.4%
BMC Software, Inc.*....................... 1,600      22,400
First Data Corp........................... 3,000     158,062
                                                  ----------
                                                     180,462
                                                  ----------
COMPUTERS & INFORMATION - 4.9%
Hewlett-Packard Co........................ 2,000      63,125
International Business Machines Corp...... 1,200     102,000
Sungard Data Systems, Inc.*............... 4,200     197,925
                                                  ----------
                                                     363,050
                                                  ----------
CONTAINERS & PACKAGING - 0.7%
Crown Cork & Seal, Inc.................... 6,700      49,831
                                                  ----------
COSMETICS & PERSONAL CARE - 1.5%
Gillette Co............................... 3,000     108,375
                                                  ----------
ELECTRIC UTILITIES - 9.0%
Cinergy Corp.............................. 3,400     119,425
Constellation Energy Group, Inc........... 3,200     144,200
Duke Energy Corp.......................... 2,000     170,500

------------------------------------------------------------
SECURITY                                            VALUE
DESCRIPTION                               SHARES   (NOTE 1)
------------------------------------------------------------


ELECTRIC UTILITIES - CONTINUED
Exelon Corp............................... 1,600  $  112,336
Xcel Energy, Inc.......................... 4,340     126,131
                                                  ----------
                                                     672,592
                                                  ----------
ELECTRONICS - 0.4%
Intel Corp................................ 1,000      30,062
                                                  ----------
FINANCIAL SERVICES - 3.8%
Citigroup, Inc............................ 3,066     156,558
Heller Financial, Inc..................... 4,000     122,750
                                                  ----------
                                                     279,308
                                                  ----------
FOREST PRODUCTS & PAPER - 1.3%
Mead Corp................................. 3,000      94,125
                                                  ----------
HEALTH CARE PROVIDERS - 1.4%
HCA-The Healthcare Company................ 2,400     105,624
                                                  ----------
HOUSEHOLD PRODUCTS - 1.0%
Energizer Holdings, Inc.*................. 3,600      76,950
                                                  ----------
INDUSTRIAL - DIVERSIFIED - 2.6%
Illinois Tool Works, Inc.................. 1,200      71,475
Temple Inland, Inc........................ 2,300     123,337
                                                  ----------
                                                     194,812
                                                  ----------
MEDIA - BROADCASTING & PUBLISHING - 0.7%
McGraw-Hill Companies, Inc. (The)........... 900      52,762
                                                  ----------
MEDICAL SUPPLIES - 5.5%
Bard (C.R.), Inc.......................... 2,800     130,375
Baxter International, Inc................. 2,200     194,287
Becton Dickinson & Co..................... 2,400      83,100
                                                  ----------
                                                     407,762
                                                  ----------
METALS - 3.1%
Alcoa, Inc................................ 4,400     147,400
USX - U.S. Steel Group, Inc............... 4,700      84,600
                                                  ----------
                                                     232,000
                                                  ----------
OIL & GAS - 11.9%
Conoco, Inc............................... 5,700     163,162
Murphy Oil Corp........................... 1,400      84,612
National Fuel Gas Co...................... 2,600     163,638
Ocean Energy, Inc......................... 5,900     102,513
Phillips Petroleum Co..................... 2,700     153,563
Texaco, Inc............................... 1,400      86,975
USX - Marathon Group...................... 4,800     133,200
                                                  ----------
                                                     887,663
                                                  ----------
PHARMACEUTICALS - 2.3%
Pharmacia Corp............................ 2,856     174,216
                                                  ----------
REAL ESTATE - 3.7%
Archstone Communities Trust (REIT)........ 6,000     154,500
Prentiss Properties Trust (REIT).......... 4,500     121,219
                                                  ----------
                                                     275,719
                                                  ----------


                       See notes to financial statements
                                       67

Cova Series Trust
Equity Income Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


------------------------------------------------------------
SECURITY                                            VALUE
DESCRIPTION                               SHARES   (NOTE 1)
------------------------------------------------------------


RETAILERS - 4.6%
Lowes Co., Inc............................ 3,000  $  133,500
May Department Stores Co. (The)........... 4,100     134,275
Target Corp............................... 2,200      70,950
                                                  ----------
                                                     338,725
                                                  ----------
TELEPHONE SYSTEMS - 4.6%
SBC Communications, Inc................... 3,000     143,250
Verizon Communications, Inc............... 2,806     140,651
WorldCom, Inc.*........................... 4,000      56,000
                                                  ----------
                                                     339,901
                                                  ----------
U.S. GOVERNMENT AGENCY - 2.3%
Federal National Mortgage Association..... 2,000     173,500
                                                  ----------




TOTAL INVESTMENTS - 100.1%
(Cost $6,635,125)                                  7,455,005

Other Assets and Liabilities (net) -
(0.1%)                                               (6,383)
                                               -------------

TOTAL NET ASSETS - 100.0%                      $   7,448,622
                                               =============


 PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 REIT - Real Estate Investment Trust

                       See notes to financial statements
                                       68

Cova Series Trust
Growth & Income Equity Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)



-------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES   (NOTE 1)
-------------------------------------------------------------


COMMON STOCKS - 93.5%
ADVERTISING - 0.9%
Interpublic Group of Companies,
     Inc. (The)..........................  3,300  $   140,456
                                                  -----------
AIRLINES - 0.2%
Southwest Airlines........................ 1,100       36,883
                                                  -----------
APPAREL RETAILERS - 0.5%
Gap Store, Inc............................ 2,700       68,850
                                                  -----------
BANKING - 11.0%
American Express Credit Corp.............. 2,700      148,331
Bank Of New York Co., Inc. (The).......... 3,900      215,231
Fifth Third Bancorp....................... 1,100       65,725
Mellon Financial Corp..................... 5,100      250,856
Northern Trust Corp....................... 2,500      203,906
USA Education, Inc........................ 9,435      641,580
Wells Fargo Co............................ 2,300      128,081
                                                  -----------
                                                    1,653,710
                                                  -----------
BEVERAGES, FOOD & TOBACCO - 6.1%
Anheuser-Busch Co., Inc................... 4,500      204,750
Heinz (H.J.), Co.......................... 9,000      426,937
Pepsico, Inc.............................. 3,000      148,687
Sysco Corp................................ 4,720      141,600
                                                  -----------
                                                      921,974
                                                  -----------
CHEMICALS - 0.9%
Praxair, Inc.............................. 3,100      137,562
                                                  -----------
COMMERCIAL SERVICES - 3.4%
Ecolab, Inc............................... 5,600      241,850
Manpower Inc.............................. 4,600      174,800
Robert Half International, Inc.*.......... 3,400       90,100
                                                  -----------
                                                      506,750
                                                  -----------
COMMUNICATIONS - 3.6%
Cisco Systems, Inc.*...................... 6,500      248,625
Corning, Inc.............................. 1,100       58,094
Corning, Inc. Convertible................ 44,000       31,680
Nokia Corp. (ADR)......................... 1,920       83,520
Nortel Networks Corp...................... 4,000      128,250
                                                  -----------
                                                      550,169
                                                  -----------
COMPUTER SOFTWARE & PROCESSING - 2.7%
Adobe Systems, Inc.......................... 400       23,275
Automatic Data Processing, Inc............ 3,700      234,256
Microsoft Corp.*.......................... 3,500      151,812
                                                  -----------
                                                      409,343
                                                  -----------
COMPUTERS & INFORMATION - 3.8%
Compaq Computer Corp...................... 1,700       25,585
Electronic Data Systems Corp.............. 2,200      127,050
EMC Corp.*................................ 2,800      186,200

-------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES   (NOTE 1)
-------------------------------------------------------------


COMPUTERS & INFORMATION - CONTINUED
Sun Microsystems, Inc.*................... 2,200  $    61,325
Sungard Data Systems, Inc.*............... 3,675      173,184
                                                  -----------
                                                      573,344
                                                  -----------
CONTAINERS & PACKAGING - 0.5%
Avery-Dennison Corp....................... 1,400       76,825
                                                  -----------
COSMETICS & PERSONAL CARE - 0.5%
Estee Lauder Co........................... 1,800       78,862
                                                  -----------
ELECTRIC UTILITIES - 3.1%
Duke Energy Corp.......................... 2,700      230,175
Exelon Corp............................... 2,400      168,504
Montana Power Co. (The)................... 3,100       64,325
                                                  -----------
                                                      463,004
                                                  -----------
ELECTRICAL EQUIPMENT - 2.4%
General Electric Co....................... 6,025      288,823
Molex, Inc. - Class A..................... 2,800       71,225
                                                  -----------
                                                      360,048
                                                  -----------
ELECTRONICS - 2.6%
Analog Devices, Inc.*..................... 1,400       71,663
Flextronics International Ltd.*........... 1,600       45,600
Intel Corp................................ 4,200      126,263
Texas Instruments, Inc.................... 3,300      156,338
                                                  -----------
                                                      399,864
                                                  -----------
ENTERTAINMENT & LEISURE - 1.3%
Carnival Corp............................. 6,500      200,281
                                                  -----------
FINANCIAL SERVICES - 5.0%
Citigroup, Inc............................ 6,600      337,013
Legg Mason, Inc........................... 2,800      152,600
Merrill Lynch & Co., Inc.................. 2,500      170,469
Morgan Stanley, Dean Witter & Co.......... 1,100       87,175
                                                  -----------
                                                      747,257
                                                  -----------
FOOD RETAILERS - 1.9%
Safeway, Inc.*............................ 4,700      293,750
                                                  -----------
FOREST PRODUCTS & PAPER - 1.3%
Kimberly-Clark Corp....................... 2,675      189,096
                                                  -----------
HEALTH CARE PROVIDERS - 1.1%
HCA-The Healthcare Company................ 3,700      162,837
                                                  -----------
INDUSTRIAL - DIVERSIFIED - 2.9%
Millipore Corp............................ 3,400      214,200
Tyco International Ltd.................... 4,100      227,550
                                                  -----------
                                                      441,750
                                                  -----------
INSURANCE - 4.1%
Ambac Financial Group, Inc................ 3,150      183,684
American International Group.............. 2,200      216,838
Marsh & McLennan Co., Inc................. 1,800      210,600
                                                  -----------
                                                      611,122
                                                  -----------


                       See notes to financial statements
                                       69

Cova Series Trust
Growth & Income Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


-------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES   (NOTE 1)
-------------------------------------------------------------


MEDIA - BROADCASTING & PUBLISHING - 4.2%
Comcast Corp. - Class A*.................. 1,900  $    79,325
McGraw-Hill Companies, Inc. (The)......... 4,900      287,263
Time Warner, Inc.......................... 2,400      125,376
Viacom Inc. - Class B*.................... 3,100      144,925
                                                  -----------
                                                      636,889
                                                  -----------
MEDICAL SUPPLIES - 1.0%
Baxter International, Inc................. 1,700      150,131
                                                  -----------
OIL & GAS - 9.9%
Apache Corp............................... 1,600      112,100
Enron Corp................................ 2,900      139,744
Exxon Mobil Corp.......................... 3,000      260,813
Nabors Industries, Inc.*.................. 3,500      207,025
Ocean Energy, Inc......................... 6,800      118,150
Phillips Petroleum Co..................... 1,500       85,313
Schlumberger Ltd.......................... 1,700      135,894
USX - Marathon Group..................... 13,080      362,970
Williams Companies, Inc................... 1,600       63,900
                                                  -----------
                                                    1,485,909
                                                  -----------
PHARMACEUTICALS - 10.6%
Allergan Specialty Therapeutics, Inc.*........ 1           14
American Home Products Corp............... 2,400      152,520
Bristol-Myers Squibb Co................... 3,600      266,175
Eli Lilly & Co............................ 5,180      482,064
Johnson & Johnson......................... 1,700      178,606
Merck & Co., Inc.......................... 2,040      190,995
Pfizer, Inc............................... 4,000      184,000
Pharmacia Corp. (ACES).................... 2,800      145,075
                                                  -----------
                                                    1,599,449
                                                  -----------
RETAILERS - 2.4%
Costco Wholesale Corp.*................... 2,200       87,863
Home Depot, Inc........................... 2,300      105,081
Target Corp............................... 5,100      164,475
                                                  -----------
                                                      357,419
                                                  -----------

-------------------------------------------------------------
SECURITY                                             VALUE
DESCRIPTION                               SHARES   (NOTE 1)
-------------------------------------------------------------


TELEPHONE SYSTEMS - 4.9%
Alltel Corp............................... 1,400  $    87,413
SBC Communications, Inc................... 6,000      286,500
Verizon Communications, Inc............... 5,731      287,266
WorldCom, Inc.*........................... 5,100       71,400
                                                  -----------
                                                      732,579
                                                  -----------
TRANSPORTATION - 0.5%
United Parcel Service, Inc. - Class B..... 1,200       70,575
                                                  -----------
U.S. GOVERNMENT AGENCY - 0.2%
Federal Home Loan Mortgage Corp............. 500       34,438
                                                  -----------
Total Common Stocks (Cost $13,566,717)             14,091,126
                                                  -----------
CONVERTIBLE NOTES - 1.1%
OIL & GAS - 1.1%
Enron Corp. (Cost $140,771)............... 2,000      166,250
                                                  -----------




TOTAL INVESTMENTS - 94.6%
(Cost $13,707,488)                                 14,257,376

Other Assets and Liabilities (net) -
5.4%                                                  814,193
                                                -------------

TOTAL NET ASSETS - 100.0%                    $     15,071,569
                                                =============


 PORTFOLIO FOOTNOTES:

 *    Non-income producing security.

 ADR - American Depositary Receipt

 ACES - Automatically Convertible Equity Security

                       See notes to financial statements
                                       70

                       THIS PAGE INTENTIONALLY LEFT BLANK

COVA SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000



                                           Small Cap Stock     Quality Bond       Select Equity
                                              Portfolio          Portfolio          Portfolio
                                          -----------------  -----------------  -----------------

ASSETS
    Investments, at value (Note 1)*       $    103,631,572   $     96,072,772   $    241,112,538
    Cash                                         6,073,835            316,977          1,644,423
    Cash denominated in foreign
        currencies**                                    --              3,643                 --
    Receivable for investments sold                470,069                448                 --
    Dividends receivable                            98,171                 --            209,572
    Interest receivable                             90,558          1,035,879             93,191
    Net variation margin on financial
        futures contracts (Note 4)                      --             15,812                 --
    Unrealized appreciation on forward
        currency contracts (Note 5)                     --                 --                 --
                                          ----------------   ----------------   ----------------
        Total assets                           110,364,205         97,445,531        243,059,724
                                          ----------------   ----------------   ----------------
LIABILITIES
    Payables for:
        Investments purchased                      644,393                 --                 --
        Trust shares repurchased                    36,885             26,540             99,778
        Net variation margin on
            financial futures contracts
            (Note 4)                                    --                 --                 --
        Unrealized depreciation on
            forward currency contracts
            (Note 5)                                    --                 --                 --
        Securities on loan (Note 6)             11,578,060          4,092,250         15,301,240
        Investment advisory fee payable
            (Note 2)                                68,091             46,879            129,745
    Accrued expenses                                93,503             75,842            124,803
                                          ----------------   ----------------   ----------------
        Total liabilities                       12,420,932          4,241,511         15,655,566
                                          ----------------   ----------------   ----------------
NET ASSETS                                $     97,943,273   $     93,204,020   $    227,404,158
                                          ================   ================   ================
NET ASSETS REPRESENTED BY:
    Paid in surplus                       $     80,431,382   $     89,485,288   $    222,106,709
    Accumulated net realized gain (loss)        11,379,960         (5,540,264)         2,005,309
    Unrealized appreciation
        (depreciation) on investments,
        futures contracts and foreign
        currency                                 5,988,296          3,355,322          2,333,007
    Undistributed net investment income            143,635          5,903,674            959,133
                                          ----------------   ----------------   ----------------
        Total                             $     97,943,273   $     93,204,020   $    227,404,158
                                          ================   ================   ================
Capital shares outstanding                       6,606,875          8,331,002         16,203,104
                                          ================   ================   ================
NET ASSET VALUE AND OFFERING PRICE PER
    SHARE                                          $14.824            $11.188            $14.035
                                          ================   ================   ================
-------------------------------------------------------------------------------------------------
*   Investments at cost                   $     97,643,276   $     92,902,625   $    238,779,531
**  Cost of cash denominated in foreign
    currencies                                          --              1,430                 --


                       See notes to financial statements
                                       72

                                                                                                           Mid-Cap
                                           Large Cap Stock   International Equity   Bond Debenture          Value
                                              Portfolio           Portfolio            Portfolio          Portfolio
                                          -----------------  --------------------  -----------------  -----------------

ASSETS
    Investments, at value (Note 1)*       $    259,644,596     $    122,683,812    $    157,397,986   $     62,167,234
    Cash                                         1,476,999              261,994           4,271,007          2,439,323
    Cash denominated in foreign
        currencies**                                    --              604,796                  --                 --
    Receivable for investments sold                499,520              192,694                  --                 --
    Dividends receivable                           250,521              124,917                  --             67,875
    Interest receivable                             83,755               32,248           3,125,415             47,523
    Net variation margin on financial
        futures contracts (Note 4)                      --               50,704                  --                 --
    Unrealized appreciation on forward
        currency contracts (Note 5)                     --              954,542                  --                 --
                                          ----------------     ----------------    ----------------   ----------------
        Total assets                           261,955,391          124,905,707         164,794,408         64,721,955
                                          ----------------     ----------------    ----------------   ----------------
LIABILITIES
    Payables for:
        Investments purchased                      500,913              338,986                  --             19,353
        Trust shares repurchased                   198,102               52,874             135,003             16,291
        Net variation margin on
            financial futures contracts
            (Note 4)                                22,750                   --                  --                 --
        Unrealized depreciation on
            forward currency contracts
            (Note 5)                                    --              367,299                  --                 --
        Securities on loan (Note 6)             16,169,768            6,699,303           9,243,308          4,600,200
        Investment advisory fee payable
            (Note 2)                               135,231               77,468             106,223             53,640
    Accrued expenses                               117,268               95,005             119,729             52,434
                                          ----------------     ----------------    ----------------   ----------------
        Total liabilities                       17,144,032            7,630,935           9,604,263          4,741,918
                                          ----------------     ----------------    ----------------   ----------------
NET ASSETS                                $    244,811,359     $    117,274,772    $    155,190,145   $     59,980,037
                                          ================     ================    ================   ================
NET ASSETS REPRESENTED BY:
    Paid in surplus                       $    249,710,727     $    111,160,015    $    159,668,396   $     40,087,537
    Accumulated net realized gain (loss)        (5,204,684)          10,895,649          (3,186,251)         5,815,384
    Unrealized appreciation
        (depreciation) on investments,
        futures contracts and foreign
        currency                                (1,421,078)          (5,369,713)        (14,053,535)        13,756,473
    Undistributed net investment income          1,726,394              588,821          12,761,535            320,643
                                          ----------------     ----------------    ----------------   ----------------
        Total                             $    244,811,359     $    117,274,772    $    155,190,145   $     59,980,037
                                          ================     ================    ================   ================
Capital shares outstanding                      14,608,012            9,301,535          13,210,973          3,544,528
                                          ================     ================    ================   ================
NET ASSET VALUE AND OFFERING PRICE PER
    SHARE                                          $16.759              $12.608             $11.747            $16.922
                                          ================     ================    ================   ================
-----------------------------------------------------------------------------------------------------------------------
*   Investments at cost                   $    261,062,421     $    128,662,583    $    171,451,521   $     48,410,761
**  Cost of cash denominated in foreign
    currencies                                          --              592,137                  --                 --


                       See notes to financial statements
                                       73

COVA SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000



                              Large Cap         Developing        Lord Abbett
                               Research           Growth       Growth and Income
                              Portfolio         Portfolio          Portfolio
                           ----------------  ----------------  -----------------

ASSETS
    Investments, at value
        (Note 1)*          $     50,195,615  $     45,227,567  $    987,768,818
    Cash                          3,236,250         1,547,304        36,809,533
    Receivable for
        investments sold                 --           396,047         1,187,350
    Dividends receivable             55,116             4,277         1,253,040
    Interest receivable              35,208            24,628           577,833
    Receivable from
        investment
        adviser (Note 2)                 --                --                --
                           ----------------  ----------------  ----------------
        Total assets             53,522,189        47,199,823     1,027,596,574
                           ----------------  ----------------  ----------------
LIABILITIES
    Payables for:
        Investments
            purchased                    --           725,670        10,000,657
        Trust shares
            repurchased              15,360             3,746           313,166
        Securities on
            loan
            (Note 6)              3,681,476         4,003,578        71,717,010
        Investment
            advisory fee
            payable
            (Note 2)                 40,446            24,448           500,473
    Accrued expenses                 45,924            46,795           484,841
                           ----------------  ----------------  ----------------
        Total liabilities         3,783,206         4,804,237        83,016,147
                           ----------------  ----------------  ----------------
NET ASSETS                 $     49,738,983  $     42,395,586  $    944,580,427
                           ================  ================  ================
NET ASSETS REPRESENTED
    BY:
    Paid in surplus        $     40,199,299  $     44,302,184  $    755,721,553
    Accumulated net
        realized gain
        (loss)                      707,548        (2,038,907)       (5,836,932)
    Unrealized
        appreciation on
        investments,
        futures contracts
        and foreign
        currency                  8,559,347           132,309       183,228,821
    Undistributed
        (distributions in
        excess of) net
        investment income           272,789                --        11,466,985
                           ----------------  ----------------  ----------------
        Total              $     49,738,983  $     42,395,586  $    944,580,427
                           ================  ================  ================
Capital shares
    outstanding                   3,239,959         3,705,046        35,223,959
                           ================  ================  ================
NET ASSET VALUE AND
    OFFERING PRICE PER
    SHARE                           $15.352           $11.443           $26.816
                           ================  ================  ================
--------------------------------------------------------------------------------
*   Investments at cost    $     41,636,268  $     45,095,258  $    804,539,997
**  Cost of cash
    denominated in
    foreign currencies                   --                --                --


                       See notes to financial statements
                                       74




                                                                 Growth & Income
                               Balanced       Equity Income          Equity
                              Portfolio         Portfolio           Portfolio
                           ----------------  ----------------  -------------------

ASSETS
    Investments, at value
        (Note 1)*          $      9,103,560  $      7,455,005   $     14,257,376
    Cash                            439,593             2,826            769,878
    Receivable for
        investments sold             63,137                --             60,694
    Dividends receivable              7,268            14,262             11,238
    Interest receivable              42,766               220              4,821
    Receivable from
        investment
        adviser (Note 2)                138                52                 --
                           ----------------  ----------------   ----------------
        Total assets              9,656,462         7,472,365         15,104,007
                           ----------------  ----------------   ----------------
LIABILITIES
    Payables for:
        Investments
            purchased                13,762                --                 --
        Trust shares
            repurchased               2,899             4,123              6,982
        Securities on
            loan
            (Note 6)                     --                --                 --
        Investment
            advisory fee
            payable
            (Note 2)                     --                --              4,180
    Accrued expenses                 21,204            19,620             21,276
                           ----------------  ----------------   ----------------
        Total liabilities            37,865            23,743             32,438
                           ----------------  ----------------   ----------------
NET ASSETS                 $      9,618,597  $      7,448,622   $     15,071,569
                           ================  ================   ================
NET ASSETS REPRESENTED
    BY:
    Paid in surplus        $      9,402,347  $      6,706,305   $     14,031,170
    Accumulated net
        realized gain
        (loss)                     (343,228)          (79,756)           490,361
    Unrealized
        appreciation on
        investments,
        futures contracts
        and foreign
        currency                    559,478           819,880            549,888
    Undistributed
        (distributions in
        excess of) net
        investment income                --             2,193                150
                           ----------------  ----------------   ----------------
        Total              $      9,618,597  $      7,448,622   $     15,071,569
                           ================  ================   ================
Capital shares
    outstanding                     839,515           591,730          1,205,545
                           ================  ================   ================
NET ASSET VALUE AND
    OFFERING PRICE PER
    SHARE                           $11.457           $12.588            $12.502
                           ================  ================   ================
----------------------------------------------------------------------------------
*   Investments at cost    $      8,544,082  $      6,635,125   $     13,707,488
**  Cost of cash
    denominated in
    foreign currencies                   --                --                 --


                       See notes to financial statements
                                       75

COVA SERIES TRUST
STATEMENTS OF OPERATIONS
YEAR OR PERIOD ENDED DECEMBER 31, 2000



                           Small Cap Stock     Quality Bond     Select Equity
                              Portfolio         Portfolio         Portfolio
                           ----------------  ----------------  ----------------

INVESTMENT INCOME
    Dividends(1)           $        837,966  $             --  $      2,564,558
    Interest(2)                     465,772         6,416,697           217,602
                           ----------------  ----------------  ----------------
        Total investment
            income                1,303,738         6,416,697         2,782,160
                           ----------------  ----------------  ----------------
EXPENSES
    Investment advisory
        fee (Note 2)                930,187           497,568         1,631,068
    Custody, fund
        accounting, and
        transfer agent
        fees                        156,730           127,574           152,607
    Audit                            16,647            17,745            16,647
    Trustee fees and
        expenses                      4,923             4,923             4,923
    Legal                             6,501             6,501             6,501
    Shareholder reporting             8,047             6,346            10,832
                           ----------------  ----------------  ----------------
        Total expenses            1,123,035           660,657         1,822,578
        Less fees waived
            and expenses
            reimbursed by
            the adviser                  --            71,084                --
                           ----------------  ----------------  ----------------
        Net expenses              1,123,035           589,573         1,822,578
                           ----------------  ----------------  ----------------
    Net investment income           180,703         5,827,124           959,582
                           ----------------  ----------------  ----------------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON
    INVESTMENTS, FUTURES
    CONTRACTS AND FOREIGN
    CURRENCY RELATED
    TRANSACTIONS
    Net realized gain
        (loss) on
        investments              11,588,122        (2,966,991)        3,621,559
    Net realized gain
        (loss) on futures
        contracts                        --           132,628                --
    Net realized gain on
        foreign currency
        related
        transactions                     --           488,133                --
                           ----------------  ----------------  ----------------
        Net realized gain
            (loss) on
            investments,
            futures
            contracts and
            foreign
            currency
            related
            transactions         11,588,122        (2,346,230)        3,621,559
                           ----------------  ----------------  ----------------
    Unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency
            Beginning of
                period           29,531,639        (3,085,537)       22,128,768
            End of period         5,988,296         3,355,322         2,333,007
                           ----------------  ----------------  ----------------
    Net change in
        unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency                (23,543,343)        6,440,859       (19,795,761)
                           ----------------  ----------------  ----------------
    Net realized and
        unrealized gain
        (loss) on
        investments,
        futures contracts
        and foreign
        currency related
        transactions            (11,955,221)        4,094,629       (16,174,202)
                           ----------------  ----------------  ----------------
NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $    (11,774,518) $      9,921,753  $    (15,214,620)
                           ================  ================  ================
-------------------------------------------------------------------------------
(1) Dividend income is
    net of withholding
    taxes of:              $             --  $             --  $          1,207
(2) Interest income
    includes security
    lending income of:     $        104,162  $         26,119  $         16,068


                       See notes to financial statements
                                       76


                                                                                           Mid-Cap
                           Large Cap Stock   International Equity   Bond Debenture          Value
                              Portfolio           Portfolio            Portfolio          Portfolio
                           ----------------  --------------------  -----------------  -----------------

INVESTMENT INCOME
    Dividends(1)           $      3,407,450    $      1,898,488    $        416,426   $        654,954
    Interest(2)                     294,182              64,208          13,740,838            181,205
                           ----------------    ----------------    ----------------   ----------------
        Total investment
            income                3,701,632           1,962,696          14,157,264            836,159
                           ----------------    ----------------    ----------------   ----------------
EXPENSES
    Investment advisory
        fee (Note 2)              1,733,404           1,035,915           1,231,339            405,814
    Custody, fund
        accounting, and
        transfer agent
        fees                        199,960             441,158             137,507             73,564
    Audit                            16,647              20,953              17,746             17,568
    Trustee fees and
        expenses                      4,923               4,923               4,923              4,923
    Legal                             6,501               6,501               6,501              6,501
    Shareholder reporting            12,455               9,724              10,047              5,825
                           ----------------    ----------------    ----------------   ----------------
        Total expenses            1,973,890           1,519,174           1,408,063            514,195
        Less fees waived
            and expenses
            reimbursed by
            the adviser                  --                  --              12,612                 --
                           ----------------    ----------------    ----------------   ----------------
        Net expenses              1,973,890           1,519,174           1,395,451            514,195
                           ----------------    ----------------    ----------------   ----------------
    Net investment income         1,727,742             443,522          12,761,813            321,964
                           ----------------    ----------------    ----------------   ----------------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON
    INVESTMENTS, FUTURES
    CONTRACTS AND FOREIGN
    CURRENCY RELATED
    TRANSACTIONS
    Net realized gain
        (loss) on
        investments              (4,412,558)         11,624,253            (888,286)         5,822,793
    Net realized gain
        (loss) on futures
        contracts                  (340,274)           (228,318)                 --                 --
    Net realized gain on
        foreign currency
        related
        transactions                     --               4,436                  --                 --
                           ----------------    ----------------    ----------------   ----------------
        Net realized gain
            (loss) on
            investments,
            futures
            contracts and
            foreign
            currency
            related
            transactions         (4,752,832)         11,400,371            (888,286)         5,822,793
                           ----------------    ----------------    ----------------   ----------------
    Unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency
            Beginning of
                period           26,924,802          30,271,049          (3,658,955)         1,206,064
            End of period        (1,421,078)         (5,369,713)        (14,053,535)        13,756,473
                           ----------------    ----------------    ----------------   ----------------
    Net change in
        unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency                (28,345,880)        (35,640,762)        (10,394,580)        12,550,409
                           ----------------    ----------------    ----------------   ----------------
    Net realized and
        unrealized gain
        (loss) on
        investments,
        futures contracts
        and foreign
        currency related
        transactions            (33,098,712)        (24,240,391)        (11,282,866)        18,373,202
                           ----------------    ----------------    ----------------   ----------------
NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $    (31,370,970)   $    (23,796,869)   $      1,478,947   $     18,695,166
                           ================    ================    ================   ================
-------------------------------------------------------------------------------------------------------
(1) Dividend income is
    net of withholding
    taxes of:              $          9,365    $        251,045    $             --   $            979
(2) Interest income
    includes security
    lending income of:     $         23,539    $         33,563    $         37,357   $          3,175


                       See notes to financial statements
                                       77

COVA SERIES TRUST
STATEMENTS OF OPERATIONS
YEAR OR PERIOD ENDED DECEMBER 31, 2000



                              Large Cap         Developing        Lord Abbett
                               Research           Growth       Growth and Income
                              Portfolio         Portfolio          Portfolio
                           ----------------  ----------------  -----------------

INVESTMENT INCOME
    Dividends(1)           $        647,600  $         47,025  $     15,921,705
    Interest(2)                     140,270           148,477         1,581,587
                           ----------------  ----------------  ----------------
        Total investment
            income                  787,870           195,502        17,503,292
                           ----------------  ----------------  ----------------
EXPENSES
    Investment advisory
        fee (Note 2)                411,345           359,437         5,626,286
    Custody, fund
        accounting, and
        transfer agent
        fees                         68,552            98,163           360,814
    Audit                            17,568            17,568            17,568
    Trustee fees and
        expenses                      4,923             4,923             4,923
    Legal                             6,501             6,501             6,501
    Shareholder reporting             5,936             8,249            17,275
                           ----------------  ----------------  ----------------
        Total expenses              514,825           494,841         6,033,367
        Less fees waived
            and expenses
            reimbursed by
            the adviser                  --            15,591                --
                           ----------------  ----------------  ----------------
        Net expenses                514,825           479,250         6,033,367
                           ----------------  ----------------  ----------------
    Net investment income           273,045          (283,748)       11,469,925
                           ----------------  ----------------  ----------------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON
    INVESTMENTS, FUTURES
    CONTRACTS AND FOREIGN
    CURRENCY RELATED
    TRANSACTIONS
    Net realized gain
        (loss) on
        investments                 720,899        (2,039,823)       (5,439,850)
                           ----------------  ----------------  ----------------
        Net realized gain
            (loss) on
            investments,
            futures
            contracts and
            foreign
            currency
            related
            transactions            720,899        (2,039,823)       (5,439,850)
                           ----------------  ----------------  ----------------
    Unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency
            Beginning of
                period            3,702,361         6,233,807        67,801,952
            End of period         8,559,347           132,309       183,228,821
                           ----------------  ----------------  ----------------
    Net change in
        unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency                  4,856,986        (6,101,498)      115,426,869
                           ----------------  ----------------  ----------------
    Net realized and
        unrealized gain
        (loss) on
        investments,
        futures contracts
        and foreign
        currency related
        transactions              5,577,885        (8,141,321)      109,987,019
                           ----------------  ----------------  ----------------
NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $      5,850,930  $     (8,425,069) $    121,456,944
                           ================  ================  ================
--------------------------------------------------------------------------------
(1) Dividend income is
    net of withholding
    taxes of:              $          2,166  $             --  $         81,076
(2) Interest income
    includes security
    lending income of:     $          6,052  $         28,132  $        147,475


                       See notes to financial statements
                                       78


                                                                 Growth & Income
                               Balanced       Equity Income          Equity
                              Portfolio         Portfolio           Portfolio
                           ----------------  ----------------  -------------------

INVESTMENT INCOME
    Dividends(1)           $         77,606  $        169,704   $        178,214
    Interest(2)                     249,010            14,109             42,468
                           ----------------  ----------------   ----------------
        Total investment
            income                  326,616           183,813            220,682
                           ----------------  ----------------   ----------------
EXPENSES
    Investment advisory
        fee (Note 2)                 96,005            69,983            158,480
    Custody, fund
        accounting, and
        transfer agent
        fees                         58,321            51,990             60,014
    Audit                            14,114            13,615             13,615
    Trustee fees and
        expenses                      4,923             4,923              4,923
    Legal                             6,501             6,501              6,501
    Shareholder reporting             3,975             3,474              3,586
                           ----------------  ----------------   ----------------
        Total expenses              183,839           150,486            247,119
        Less fees waived
            and expenses
            reimbursed by
            the adviser              78,228            73,502             72,783
                           ----------------  ----------------   ----------------
        Net expenses                105,611            76,984            174,336
                           ----------------  ----------------   ----------------
    Net investment income           221,005           106,829             46,346
                           ----------------  ----------------   ----------------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON
    INVESTMENTS, FUTURES
    CONTRACTS AND FOREIGN
    CURRENCY RELATED
    TRANSACTIONS
    Net realized gain
        (loss) on
        investments                (142,779)          (19,120)           830,573
                           ----------------  ----------------   ----------------
        Net realized gain
            (loss) on
            investments,
            futures
            contracts and
            foreign
            currency
            related
            transactions           (142,779)          (19,120)           830,573
                           ----------------  ----------------   ----------------
    Unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency
            Beginning of
                period              477,859           (86,125)         2,349,356
            End of period           559,478           819,880            549,888
                           ----------------  ----------------   ----------------
    Net change in
        unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency                     81,619           906,005         (1,799,468)
                           ----------------  ----------------   ----------------
    Net realized and
        unrealized gain
        (loss) on
        investments,
        futures contracts
        and foreign
        currency related
        transactions                (61,160)          886,885           (968,895)
                           ----------------  ----------------   ----------------
NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $        159,845  $        993,714   $       (922,549)
                           ================  ================   ================
----------------------------------------------------------------------------------
(1) Dividend income is
    net of withholding
    taxes of:              $             38  $             --   $            116
(2) Interest income
    includes security
    lending income of:     $             --  $             --   $             --


                       See notes to financial statements
                                       79

COVA SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS



                                    Small Cap Stock                       Quality Bond
                                       Portfolio                           Portfolio
                           ----------------------------------  ----------------------------------
                              Year ended        Year ended        Year ended        Year ended
                             December 31,      December 31,      December 31,      December 31,
                                 2000              1999              2000              1999
                           ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
    NET ASSETS:
OPERATIONS:
    Net investment income  $        180,703  $         88,108  $      5,827,124  $      5,313,461
    Net realized gain
        (loss) on
        investments,
        futures
        contracts, and
        foreign currency
        related
        transactions             11,588,122         8,168,219        (2,346,230)       (3,044,365)
    Net change in
        unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency related
        transactions            (23,543,343)       25,442,404         6,440,859        (3,536,555)
                           ----------------  ----------------  ----------------  ----------------
    Net increase
        (decrease) in net
        assets resulting
        from operations         (11,774,518)       33,698,731         9,921,753        (1,267,459)
                           ----------------  ----------------  ----------------  ----------------
DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
    Net investment income            (1,301)         (225,815)       (5,358,301)       (1,063,522)
    Net realized gains           (4,473,735)               --                --          (532,208)
    In excess of net
        realized gains                   --                --                --                --
                           ----------------  ----------------  ----------------  ----------------
    Total distributions          (4,475,036)         (225,815)       (5,358,301)       (1,595,730)
                           ----------------  ----------------  ----------------  ----------------
CAPITAL SHARE
    TRANSACTIONS:
    Proceeds from shares
        sold                      6,934,060         5,349,852         4,004,460        66,930,667
    Net asset value of
        shares issued
        through dividend
        reinvestment              4,475,036           225,815         5,358,301         1,595,730
    Cost of shares
        repurchased              (6,527,900)       (7,898,260)      (16,327,262)      (15,870,190)
                           ----------------  ----------------  ----------------  ----------------
    Net increase
        (decrease) in net
        assets from
        capital share
        transactions              4,881,196        (2,322,593)       (6,964,501)       52,656,207
                           ----------------  ----------------  ----------------  ----------------
TOTAL INCREASE IN NET
    ASSETS                      (11,368,358)       31,150,323        (2,401,049)       49,793,018
NET ASSETS:
    Beginning period            109,311,631        78,161,308        95,605,069        45,812,051
                           ----------------  ----------------  ----------------  ----------------
    End of period          $     97,943,273  $    109,311,631  $     93,204,020  $     95,605,069
                           ================  ================  ================  ================
    Net Assets at end of
        period includes
        undistributed net
        investment income  $        143,635  $          1,457  $      5,903,674  $      5,359,050
                           ================  ================  ================  ================
CAPITAL SHARE
    TRANSACTIONS:
Beginning shares                  6,330,087         6,523,058         8,960,770         4,157,310
                           ----------------  ----------------  ----------------  ----------------
Shares sold                         392,710           433,399           372,170         6,125,624
Shares issued through
    dividend reinvestment           275,833            18,118           516,874           150,560
Shares repurchased                 (391,755)         (644,488)       (1,518,812)       (1,472,724)
                           ----------------  ----------------  ----------------  ----------------
Net increase (decrease)
    in shares outstanding           276,788          (192,971)         (629,768)        4,803,460
                           ----------------  ----------------  ----------------  ----------------
Ending shares                     6,606,875         6,330,087         8,331,002         8,960,770
                           ================  ================  ================  ================


                       See notes to financial statements
                                       80

                                     Select Equity                      Large Cap Stock
                                       Portfolio                           Portfolio
                           ----------------------------------  ----------------------------------
                              Year ended        Year ended        Year ended        Year ended
                             December 31,      December 31,      December 31,      December 31,
                                 2000              1999              2000              1999
                           ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
    NET ASSETS:
OPERATIONS:
    Net investment income  $        959,582  $      1,222,805  $      1,727,742  $      1,705,284
    Net realized gain
        (loss) on
        investments,
        futures
        contracts, and
        foreign currency
        related
        transactions              3,621,559        15,949,952        (4,752,832)       21,044,860
    Net change in
        unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency related
        transactions            (19,795,761)        3,971,464       (28,345,880)       10,578,973
                           ----------------  ----------------  ----------------  ----------------
    Net increase
        (decrease) in net
        assets resulting
        from operations         (15,214,620)       21,144,221       (31,370,970)       33,329,117
                           ----------------  ----------------  ----------------  ----------------
DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
    Net investment income        (1,210,437)         (584,001)       (1,704,999)         (316,889)
    Net realized gains          (16,230,646)      (19,820,406)      (16,030,375)       (6,916,352)
    In excess of net
        realized gains                   --                --        (5,205,601)               --
                           ----------------  ----------------  ----------------  ----------------
    Total distributions         (17,441,083)      (20,404,407)      (22,940,975)       (7,233,241)
                           ----------------  ----------------  ----------------  ----------------
CAPITAL SHARE
    TRANSACTIONS:
    Proceeds from shares
        sold                      7,107,993        34,325,012        28,494,620       152,714,691
    Net asset value of
        shares issued
        through dividend
        reinvestment             17,441,083        20,404,407        22,940,975         7,233,241
    Cost of shares
        repurchased             (14,191,164)       (3,535,467)      (15,439,439)      (26,677,903)
                           ----------------  ----------------  ----------------  ----------------
    Net increase
        (decrease) in net
        assets from
        capital share
        transactions             10,357,912        51,193,952        35,996,156       133,270,029
                           ----------------  ----------------  ----------------  ----------------
TOTAL INCREASE IN NET
    ASSETS                      (22,297,791)       51,933,766       (18,315,789)      159,365,905
NET ASSETS:
    Beginning period            249,701,949       197,768,183       263,127,148       103,761,243
                           ----------------  ----------------  ----------------  ----------------
    End of period          $    227,404,158  $    249,701,949  $    244,811,359  $    263,127,148
                           ================  ================  ================  ================
    Net Assets at end of
        period includes
        undistributed net
        investment income  $        959,133  $      1,209,644  $      1,726,394  $      1,704,569
                           ================  ================  ================  ================
CAPITAL SHARE
    TRANSACTIONS:
Beginning shares                 15,497,466        12,301,851        12,726,910         5,727,886
                           ----------------  ----------------  ----------------  ----------------
Shares sold                         460,788         2,116,682         1,470,057         8,057,353
Shares issued through
    dividend reinvestment         1,179,463         1,303,210         1,241,655           375,063
Shares repurchased                 (934,613)         (224,277)         (830,610)       (1,433,392)
                           ----------------  ----------------  ----------------  ----------------
Net increase (decrease)
    in shares outstanding           705,638         3,195,615         1,881,102         6,999,024
                           ----------------  ----------------  ----------------  ----------------
Ending shares                    16,203,104        15,497,466        14,608,012        12,726,910
                           ================  ================  ================  ================


                                  International Equity
                                       Portfolio
                           ----------------------------------
                              Year ended        Year ended
                             December 31,      December 31,
                                 2000              1999
                           ----------------  ----------------

INCREASE (DECREASE) IN
    NET ASSETS:
OPERATIONS:
    Net investment income  $        443,522  $        704,396
    Net realized gain
        (loss) on
        investments,
        futures
        contracts, and
        foreign currency
        related
        transactions             11,400,371         8,612,909
    Net change in
        unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency related
        transactions            (35,640,762)       21,164,293
                           ----------------  ----------------
    Net increase
        (decrease) in net
        assets resulting
        from operations         (23,796,869)       30,481,598
                           ----------------  ----------------
DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
    Net investment income          (585,699)         (565,919)
    Net realized gains           (8,527,635)       (1,512,457)
    In excess of net
        realized gains                   --                --
                           ----------------  ----------------
    Total distributions          (9,113,334)       (2,078,376)
                           ----------------  ----------------
CAPITAL SHARE
    TRANSACTIONS:
    Proceeds from shares
        sold                     14,466,763        11,679,051
    Net asset value of
        shares issued
        through dividend
        reinvestment              9,113,334         2,078,376
    Cost of shares
        repurchased             (11,466,275)       (8,564,792)
                           ----------------  ----------------
    Net increase
        (decrease) in net
        assets from
        capital share
        transactions             12,113,822         5,192,635
                           ----------------  ----------------
TOTAL INCREASE IN NET
    ASSETS                      (20,796,381)       33,595,857
NET ASSETS:
    Beginning period            138,071,153       104,475,296
                           ----------------  ----------------
    End of period          $    117,274,772  $    138,071,153
                           ================  ================
    Net Assets at end of
        period includes
        undistributed net
        investment income  $        588,821  $        478,189
                           ================  ================
CAPITAL SHARE
    TRANSACTIONS:
Beginning shares                  8,509,824         8,125,765
                           ----------------  ----------------
Shares sold                         969,027           861,951
Shares issued through
    dividend reinvestment           632,819           153,263
Shares repurchased                 (810,135)         (631,155)
                           ----------------  ----------------
Net increase (decrease)
    in shares outstanding           791,711           384,059
                           ----------------  ----------------
Ending shares                     9,301,535         8,509,824
                           ================  ================


                       See notes to financial statements
                                       81

COVA SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS



                                     Bond Debenture                      Mid-Cap Value
                                       Portfolio                           Portfolio
                           ----------------------------------  ----------------------------------
                              Year ended        Year ended        Year ended        Year ended
                             December 31,      December 31,      December 31,      December 31,
                                 2000              1999              2000              1999
                           ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
    NET ASSETS:
OPERATIONS:
    Net investment income
        (loss)             $     12,761,813  $     10,881,164  $        321,964  $        123,771
    Net realized gain
        (loss) on
        investments,
        futures
        contracts, and
        foreign currency
        related
        transactions               (888,286)       (2,283,490)        5,822,793           459,652
    Net change in
        unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency related
        transactions            (10,394,580)       (3,287,343)       12,550,409           821,269
                           ----------------  ----------------  ----------------  ----------------
    Net increase
        (decrease) in net
        assets resulting
        from operations           1,478,947         5,310,331        18,695,166         1,404,692
                           ----------------  ----------------  ----------------  ----------------
DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
    Net investment income       (10,882,595)       (3,223,792)         (115,041)          (33,769)
    Net realized gains                   --        (1,044,699)         (243,686)               --
    In excess of net
        realized gains                   --                --                --                --
                           ----------------  ----------------  ----------------  ----------------
    Total distributions         (10,882,595)       (4,268,491)         (358,727)          (33,769)
                           ----------------  ----------------  ----------------  ----------------
CAPITAL SHARE
    TRANSACTIONS:
    Proceeds from shares
        sold                      3,775,480        53,944,111        13,031,028        10,362,789
    Net asset value of
        shares issued
        through dividend
        reinvestment             10,882,595         4,268,491           358,727            33,769
    Cost of shares
        repurchased             (20,220,089)       (9,101,140)       (1,170,277)         (663,920)
                           ----------------  ----------------  ----------------  ----------------
    Net increase
        (decrease) in net
        assets from
        capital share
        transactions             (5,562,014)       49,111,462        12,219,478         9,732,638
                           ----------------  ----------------  ----------------  ----------------
TOTAL INCREASE IN NET
    ASSETS                      (14,965,662)       50,153,302        30,555,917        11,103,561
NET ASSETS:
    Beginning period            170,155,807       120,002,505        29,424,120        18,320,559
                           ----------------  ----------------  ----------------  ----------------
    End of period          $    155,190,145  $    170,155,807  $     59,980,037  $     29,424,120
                           ================  ================  ================  ================
    Net Assets at end of
        period includes
        undistributed net
        investment income  $     12,761,535  $     10,882,317  $        320,643  $        114,818
                           ================  ================  ================  ================
CAPITAL SHARE
    TRANSACTIONS:
Beginning shares                 13,640,172         9,692,597         2,634,576         1,731,193
                           ----------------  ----------------  ----------------  ----------------
Shares sold                         305,167         4,336,782           975,091           960,855
Shares issued through
    dividend reinvestment           921,489           349,891            27,185             2,901
Shares repurchased               (1,655,855)         (739,098)          (92,324)          (60,373)
                           ----------------  ----------------  ----------------  ----------------
Net increase (decrease)
    in shares outstanding          (429,199)        3,947,575           909,952           903,383
                           ----------------  ----------------  ----------------  ----------------
Ending shares                    13,210,973        13,640,172         3,544,528         2,634,576
                           ================  ================  ================  ================


                       See notes to financial statements
                                       82

                                   Large Cap Research                  Developing Growth
                                       Portfolio                           Portfolio
                           ----------------------------------  ----------------------------------
                              Year ended        Year ended        Year ended        Year ended
                             December 31,      December 31,      December 31,      December 31,
                                 2000              1999              2000              1999
                           ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
    NET ASSETS:
OPERATIONS:
    Net investment income
        (loss)             $        273,045  $         99,599  $       (283,748) $       (164,847)
    Net realized gain
        (loss) on
        investments,
        futures
        contracts, and
        foreign currency
        related
        transactions                720,899         3,703,701        (2,039,823)        2,631,357
    Net change in
        unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency related
        transactions              4,856,986         2,233,661        (6,101,498)        4,835,963
                           ----------------  ----------------  ----------------  ----------------
    Net increase
        (decrease) in net
        assets resulting
        from operations           5,850,930         6,036,961        (8,425,069)        7,302,473
                           ----------------  ----------------  ----------------  ----------------
DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
    Net investment income           (99,829)          (43,197)               --                --
    Net realized gains           (3,585,970)               --           (30,506)               --
    In excess of net
        realized gains                   --                --        (2,040,118)               --
                           ----------------  ----------------  ----------------  ----------------
    Total distributions          (3,685,799)          (43,197)       (2,070,624)               --
                           ----------------  ----------------  ----------------  ----------------
CAPITAL SHARE
    TRANSACTIONS:
    Proceeds from shares
        sold                      9,552,421        16,222,683        18,299,867        11,026,779
    Net asset value of
        shares issued
        through dividend
        reinvestment              3,685,799            43,197         2,070,624                --
    Cost of shares
        repurchased              (1,662,281)         (127,622)       (1,036,325)         (662,604)
                           ----------------  ----------------  ----------------  ----------------
    Net increase
        (decrease) in net
        assets from
        capital share
        transactions             11,575,939        16,138,258        19,334,166        10,364,175
                           ----------------  ----------------  ----------------  ----------------
TOTAL INCREASE IN NET
    ASSETS                       13,741,070        22,132,022         8,838,473        17,666,648
NET ASSETS:
    Beginning period             35,997,913        13,865,891        33,557,113        15,890,465
                           ----------------  ----------------  ----------------  ----------------
    End of period          $     49,738,983  $     35,997,913  $     42,395,586  $     33,557,113
                           ================  ================  ================  ================
    Net Assets at end of
        period includes
        undistributed net
        investment income  $        272,789  $         99,573  $             --  $            644
                           ================  ================  ================  ================
CAPITAL SHARE
    TRANSACTIONS:
Beginning shares                  2,401,262         1,158,927         2,254,403         1,413,656
                           ----------------  ----------------  ----------------  ----------------
Shares sold                         675,921         1,248,721         1,361,758           895,038
Shares issued through
    dividend reinvestment           280,043             3,287           172,239                --
Shares repurchased                 (117,267)           (9,673)          (83,354)          (54,291)
                           ----------------  ----------------  ----------------  ----------------
Net increase (decrease)
    in shares outstanding           838,697         1,242,335         1,450,643           840,747
                           ----------------  ----------------  ----------------  ----------------
Ending shares                     3,239,959         2,401,262         3,705,046         2,254,403
                           ================  ================  ================  ================


                             Lord Abbett Growth and Income
                                       Portfolio
                           ----------------------------------
                              Year ended        Year ended
                             December 31,      December 31,
                                 2000              1999
                           ----------------  ----------------

INCREASE (DECREASE) IN
    NET ASSETS:
OPERATIONS:
    Net investment income
        (loss)             $     11,469,925  $     10,096,702
    Net realized gain
        (loss) on
        investments,
        futures
        contracts, and
        foreign currency
        related
        transactions             (5,439,850)       13,627,935
    Net change in
        unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency related
        transactions            115,426,869        67,801,952
                           ----------------  ----------------
    Net increase
        (decrease) in net
        assets resulting
        from operations         121,456,944        91,526,589
                           ----------------  ----------------
DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
    Net investment income       (10,099,192)               --
    Net realized gains           (8,188,085)               --
    In excess of net
        realized gains           (5,837,382)               --
                           ----------------  ----------------
    Total distributions         (24,124,659)               --
                           ----------------  ----------------
CAPITAL SHARE
    TRANSACTIONS:
    Proceeds from shares
        sold                      7,122,136       831,899,157
    Net asset value of
        shares issued
        through dividend
        reinvestment             24,124,659                --
    Cost of shares
        repurchased             (70,987,011)      (36,437,388)
                           ----------------  ----------------
    Net increase
        (decrease) in net
        assets from
        capital share
        transactions            (39,740,216)      795,461,769
                           ----------------  ----------------
TOTAL INCREASE IN NET
    ASSETS                       57,592,069       886,988,358
NET ASSETS:
    Beginning period            886,988,358                --
                           ----------------  ----------------
    End of period          $    944,580,427  $    886,988,358
                           ================  ================
    Net Assets at end of
        period includes
        undistributed net
        investment income  $     11,466,985  $     10,096,702
                           ================  ================
CAPITAL SHARE
    TRANSACTIONS:
Beginning shares                 36,849,506                --
                           ----------------  ----------------
Shares sold                         301,745        38,459,861
Shares issued through
    dividend reinvestment         1,041,818                --
Shares repurchased               (2,969,110)       (1,610,355)
                           ----------------  ----------------
Net increase (decrease)
    in shares outstanding        (1,625,547)       36,849,506
                           ----------------  ----------------
Ending shares                    35,223,959        36,849,506
                           ================  ================


                       See notes to financial statements
                                       83

COVA SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS



                                        Balanced
                                       Portfolio
                           ----------------------------------
                              Year ended        Year ended
                             December 31,      December 31,
                                 2000              1999
                           ----------------  ----------------

INCREASE (DECREASE) IN
    NET ASSETS:
OPERATIONS:
    Net investment income  $        221,005  $        185,242
    Net realized gain
        (loss) on
        investments,
        futures
        contracts, and
        foreign currency
        related
        transactions               (142,779)          148,258
    Net change in
        unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency related
        transactions                 81,619           175,022
                           ----------------  ----------------
    Net increase
        (decrease) in net
        assets resulting
        from operations             159,845           508,522
                           ----------------  ----------------
DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
    Net investment income          (221,747)         (185,699)
    In excess of net
        investment income              (666)               --
    Net realized gains                   --           (92,940)
    In excess of net
        realized gains             (266,385)               --
                           ----------------  ----------------
    Total distributions            (488,798)         (278,639)
                           ----------------  ----------------
CAPITAL SHARE
    TRANSACTIONS:
    Proceeds from shares
        sold                      1,068,808         5,153,301
    Net asset value of
        shares issued
        through dividend
        reinvestment                488,798           278,639
    Cost of shares
        repurchased              (1,337,702)         (506,935)
                           ----------------  ----------------
    Net increase
        (decrease) in net
        assets from
        capital share
        transactions                219,904         4,925,005
                           ----------------  ----------------
TOTAL INCREASE IN NET
    ASSETS                         (109,049)        5,154,888
NET ASSETS:
    Beginning period              9,727,646         4,572,758
                           ----------------  ----------------
    End of period          $      9,618,597  $      9,727,646
                           ================  ================
    Net Assets at end of
        period includes
        undistributed
        (distributions in
        excess of) net
        investment income  $             --  $            742
                           ================  ================
CAPITAL SHARE
    TRANSACTIONS:
Beginning shares                    820,358           401,205
                           ----------------  ----------------
Shares sold                          91,760           436,860
Shares issued through
    dividend reinvestment            42,421            23,528
Shares repurchased                 (115,024)          (41,235)
                           ----------------  ----------------
Net increase (decrease)
    in shares outstanding            19,157           419,153
                           ----------------  ----------------
Ending shares                       839,515           820,358
                           ================  ================


                       See notes to financial statements
                                       84

                                     Equity Income                   Growth & Income Equity
                                       Portfolio                           Portfolio
                           ----------------------------------  ----------------------------------
                              Year ended        Year ended        Year ended        Year ended
                             December 31,      December 31,      December 31,      December 31,
                                 2000              1999              2000              1999
                           ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
    NET ASSETS:
OPERATIONS:
    Net investment income  $        106,829  $        115,317  $         46,346  $         58,659
    Net realized gain
        (loss) on
        investments,
        futures
        contracts, and
        foreign currency
        related
        transactions                (19,120)          199,162           830,573           230,954
    Net change in
        unrealized
        appreciation
        (depreciation) on
        investments,
        futures contracts
        and foreign
        currency related
        transactions                906,005          (233,913)       (1,799,468)        1,678,750
                           ----------------  ----------------  ----------------  ----------------
    Net increase
        (decrease) in net
        assets resulting
        from operations             993,714            80,566          (922,549)        1,968,363
                           ----------------  ----------------  ----------------  ----------------
DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
    Net investment income          (103,953)         (112,474)          (46,196)          (58,640)
    In excess of net
        investment income                --                --                --                --
    Net realized gains                   --          (327,155)         (570,237)         (104,246)
    In excess of net
        realized gains              (22,300)               --                --                --
                           ----------------  ----------------  ----------------  ----------------
    Total distributions            (126,253)         (439,629)         (616,433)         (162,886)
                           ----------------  ----------------  ----------------  ----------------
CAPITAL SHARE
    TRANSACTIONS:
    Proceeds from shares
        sold                        452,830         2,550,012           946,925         5,893,218
    Net asset value of
        shares issued
        through dividend
        reinvestment                126,253           439,629           616,433           162,886
    Cost of shares
        repurchased                (968,438)         (355,199)       (1,370,850)         (510,033)
                           ----------------  ----------------  ----------------  ----------------
    Net increase
        (decrease) in net
        assets from
        capital share
        transactions               (389,355)        2,634,442           192,508         5,546,071
                           ----------------  ----------------  ----------------  ----------------
TOTAL INCREASE IN NET
    ASSETS                          478,106         2,275,379        (1,346,474)        7,351,548
NET ASSETS:
    Beginning period              6,970,516         4,695,137        16,418,043         9,066,495
                           ----------------  ----------------  ----------------  ----------------
    End of period          $      7,448,622  $      6,970,516  $     15,071,569  $     16,418,043
                           ================  ================  ================  ================
    Net Assets at end of
        period includes
        undistributed
        (distributions in
        excess of) net
        investment income  $          2,193  $          1,484  $            150  $              2
                           ================  ================  ================  ================
CAPITAL SHARE
    TRANSACTIONS:
Beginning shares                    624,111           403,852         1,190,729           755,861
                           ----------------  ----------------  ----------------  ----------------
Shares sold                          42,516           209,770            72,223           461,285
Shares issued through
    dividend reinvestment             9,973            38,718            48,081            12,120
Shares repurchased                  (84,870)          (28,229)         (105,488)          (38,537)
                           ----------------  ----------------  ----------------  ----------------
Net increase (decrease)
    in shares outstanding           (32,381)          220,259            14,816           434,868
                           ----------------  ----------------  ----------------  ----------------
Ending shares                       591,730           624,111         1,205,545         1,190,729
                           ================  ================  ================  ================


                       See notes to financial statements
                                       85

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED



                                                         Small Cap Stock Portfolio
                                ---------------------------------------------------------------------------
                                                                                          For the period
                                                                                         from May 1, 1996
                                 Year ended    Year ended    Year ended    Year ended    (date of initial
                                December 31,  December 31,  December 31,  December 31,  public offering) to
                                  2000(a)         1999          1998          1997       December 31, 1996

                                ---------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     17.269  $     11.982  $     13.105  $     10.922    $       10.512
                                ------------  ------------  ------------  ------------    --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income                 0.027         0.015         0.051         0.057             0.057
            Net realized and
                unrealized
                gains (losses)        (1.784)        5.307        (0.722)        2.217             0.843
                                ------------  ------------  ------------  ------------    --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                (1.757)        5.322        (0.671)        2.274             0.900
                                ------------  ------------  ------------  ------------    --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                    --+       (0.035)       (0.017)       (0.055)           (0.055)
            Distributions from
                net realized
                gains                 (0.688)           --        (0.435)       (0.036)           (0.435)
                                ------------  ------------  ------------  ------------    --------------
        TOTAL DISTRIBUTIONS           (0.688)       (0.035)       (0.452)       (0.091)           (0.490)
                                ------------  ------------  ------------  ------------    --------------
NET ASSET VALUE, END OF PERIOD  $     14.824  $     17.269  $     11.982  $     13.105    $       10.922
                                ------------  ------------  ------------  ------------    --------------
TOTAL RETURN                         (10.55%)       44.56%        (5.40%)       20.89%             8.65%*
                                ------------  ------------  ------------  ------------    --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $       97.9  $      109.3  $       78.2  $       59.8    $         14.7

    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       1.03%         1.05%         0.95%         0.95%             0.95%**
        Net investment income          0.17%         0.11%         0.45%         0.56%             0.87%**

    PORTFOLIO TURNOVER RATE           107.1%        123.5%         62.4%         79.1%            102.4%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:                N/A         1.09%         1.12%         1.39%             2.68%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                               N/A         0.07%         0.28%         0.12%            (0.86%)**


(a)  For the year ended December 31, 2000, the Funds were audited by Deloitte &
     Touche LLP. Each of the previous years were audited by other auditors.

*    Non-annualized

**   Annualized

+    Less than $.0005 per share

N/A  Not Applicable

                       See notes to financial statements
                                       86


                                                          Quality Bond Portfolio
                                ---------------------------------------------------------------------------
                                                                                          For the period
                                                                                         from May 1, 1996
                                 Year ended    Year ended    Year ended    Year ended    (date of initial
                                December 31,  December 31,  December 31,  December 31,  public offering) to
                                  2000(a)         1999          1998          1997       December 31, 1996

                                ---------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     10.669  $     11.020  $     10.405  $     10.082    $        9.897
                                ------------  ------------  ------------  ------------    --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income                 0.748         0.459         0.490         0.446             0.459
            Net realized and
                unrealized
                gains (losses)         0.418        (0.631)        0.365         0.452             0.102
                                ------------  ------------  ------------  ------------    --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                 1.166        (0.172)        0.855         0.898             0.561
                                ------------  ------------  ------------  ------------    --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                (0.647)       (0.119)       (0.240)       (0.531)           (0.376)
            Distributions from
                net realized
                gains                     --        (0.060)           --        (0.044)               --
                                ------------  ------------  ------------  ------------    --------------
        TOTAL DISTRIBUTIONS           (0.647)       (0.179)       (0.240)       (0.575)           (0.376)
                                ------------  ------------  ------------  ------------    --------------
NET ASSET VALUE, END OF PERIOD  $     11.188  $     10.669  $     11.020  $     10.405    $       10.082
                                ------------  ------------  ------------  ------------    --------------
TOTAL RETURN                          11.42%        (1.54%)        8.37%         9.06%             5.68%*
                                ------------  ------------  ------------  ------------    --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $       93.2  $       95.6  $       45.8  $       18.6    $          5.8

    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       0.64%         0.64%         0.65%         0.65%             0.65%**
        Net investment income          6.33%         5.67%         5.59%         5.92%             5.94%**

    PORTFOLIO TURNOVER RATE           221.9%        369.5%        255.4%        163.7%            181.3%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:              0.72%         0.71%         0.86%         1.08%             1.52%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                             6.26%         5.60%         5.38%         5.49%             5.07%**


(a)  For the year ended December 31, 2000, the Funds were audited by Deloitte &
     Touche LLP. Each of the previous years were audited by other auditors.

*    Non-annualized

**   Annualized

+    Less than $.0005 per share

N/A  Not Applicable

                       See notes to financial statements
                                       87

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED



                                                          Select Equity Portfolio
                                ---------------------------------------------------------------------------
                                                                                          For the period
                                                                                         from May 1, 1996
                                 Year ended    Year ended    Year ended    Year ended    (date of initial
                                December 31,  December 31,  December 31,  December 31,  public offering) to
                                  2000(a)         1999          1998          1997       December 31, 1996

                                ---------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     16.112  $     16.076  $     13.966  $     10.742    $       10.084
                                ------------  ------------  ------------  ------------    --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income                 0.060         0.074         0.091         0.078             0.081
            Net realized and
                unrealized
                gains (losses)        (1.005)        1.451         2.983         3.294             0.771
                                ------------  ------------  ------------  ------------    --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                (0.945)        1.525         3.074         3.372             0.852
                                ------------  ------------  ------------  ------------    --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                (0.079)       (0.043)       (0.046)       (0.077)           (0.081)
            Distributions from
                net realized
                gains                 (1.053)       (1.446)       (0.918)       (0.071)           (0.113)
            Distributions in
                excess of net
                realized gains            --            --            --            --                --
                                ------------  ------------  ------------  ------------    --------------
        TOTAL DISTRIBUTIONS           (1.132)       (1.489)       (0.964)       (0.148)           (0.194)
                                ------------  ------------  ------------  ------------    --------------
NET ASSET VALUE, END OF PERIOD  $     14.035  $     16.112  $     16.076  $     13.966    $       10.742
                                ------------  ------------  ------------  ------------    --------------
TOTAL RETURN                          (6.18%)        9.71%        22.56%        31.55%             8.52%*
                                ------------  ------------  ------------  ------------    --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $      227.4  $      249.7  $      197.8  $      106.9    $         23.8

    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       0.75%         0.77%         0.78%         0.83%             0.85%**
        Net investment income          0.39%         0.55%         0.68%         0.81%             1.35%**

    PORTFOLIO TURNOVER RATE            77.6%        133.8%        182.9%        134.8%            123.9%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:                N/A           N/A         0.86%         1.00%             1.70%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                               N/A           N/A         0.60%         0.64%             0.50%**


(a)  For the year ended December 31, 2000, the Funds were audited by Deloitte &
     Touche LLP. Each of the previous years were audited by other auditors.

*    Non-annualized

**   Annualized

N/A  Not Applicable

                       See notes to financial statements
                                       88



                                                         Large Cap Stock Portfolio
                                ---------------------------------------------------------------------------
                                                                                          For the period
                                                                                         from May 1, 1996
                                 Year ended    Year ended    Year ended    Year ended    (date of initial
                                December 31,  December 31,  December 31,  December 31,  public offering) to
                                  2000(a)         1999          1998          1997       December 31, 1996

                                ---------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     20.675  $     18.115  $     13.845  $     11.112    $       10.003
                                ------------  ------------  ------------  ------------    --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income                 0.109         0.105         0.098         0.113             0.124
            Net realized and
                unrealized
                gains (losses)        (2.346)        3.057         4.357         3.560             1.304
                                ------------  ------------  ------------  ------------    --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                (2.237)        3.162         4.455         3.673             1.428
                                ------------  ------------  ------------  ------------    --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                (0.125)       (0.026)       (0.043)       (0.118)           (0.122)
            Distributions from
                net realized
                gains                 (1.173)       (0.576)       (0.142)       (0.822)           (0.197)
            Distributions in
                excess of net
                realized gains        (0.381)           --            --            --                --
                                ------------  ------------  ------------  ------------    --------------
        TOTAL DISTRIBUTIONS           (1.679)       (0.602)       (0.185)       (0.940)           (0.319)
                                ------------  ------------  ------------  ------------    --------------
NET ASSET VALUE, END OF PERIOD  $     16.759  $     20.675  $     18.115  $     13.845    $       11.112
                                ------------  ------------  ------------  ------------    --------------
TOTAL RETURN                         (11.55%)       17.64%        32.31%        33.25%            14.35%*
                                ------------  ------------  ------------  ------------    --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $      244.8  $      263.1  $      103.8  $       32.3    $         16.8

    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       0.74%         0.75%         0.75%         0.75%             0.75%**
        Net investment income          0.65%         0.75%         0.77%         0.99%             1.56%**

    PORTFOLIO TURNOVER RATE            69.8%         63.2%         62.4%         59.5%             35.5%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:                N/A         0.76%         0.94%         1.08%             1.23%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                               N/A         0.74%         0.58%         0.66%             1.08%**


(a)  For the year ended December 31, 2000, the Funds were audited by Deloitte &
     Touche LLP. Each of the previous years were audited by other auditors.

*    Non-annualized

**   Annualized

N/A  Not Applicable

                       See notes to financial statements
                                       89

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED



                                                      International Equity Portfolio
                                ---------------------------------------------------------------------------
                                                                                          For the period
                                                                                         from May 1, 1996
                                 Year ended    Year ended    Year ended    Year ended    (date of initial
                                December 31,  December 31,  December 31,  December 31,  public offering) to
                                  2000(a)         1999          1998          1997       December 31, 1996

                                ---------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     16.225  $     12.857  $     11.472  $     10.959    $       10.215
                                ------------  ------------  ------------  ------------    --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income                 0.047         0.083         0.117         0.122             0.096
            Net realized and
                unrealized
                gains (losses)        (2.636)        3.534         1.491         0.539             0.755
                                ------------  ------------  ------------  ------------    --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                (2.589)        3.617         1.608         0.661             0.851
                                ------------  ------------  ------------  ------------    --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                (0.066)       (0.068)       (0.220)       (0.137)           (0.086)
            Distributions from
                net realized
                gains                 (0.962)       (0.181)       (0.003)       (0.011)           (0.021)
                                ------------  ------------  ------------  ------------    --------------
        TOTAL DISTRIBUTIONS           (1.028)       (0.249)       (0.223)       (0.148)           (0.107)
                                ------------  ------------  ------------  ------------    --------------
NET ASSET VALUE, END OF PERIOD  $     12.608  $     16.225  $     12.857  $     11.472    $       10.959
                                ------------  ------------  ------------  ------------    --------------
TOTAL RETURN                         (16.76%)       28.52%        14.07%         5.96%             8.44%*
                                ------------  ------------  ------------  ------------    --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $      117.3  $      138.1  $      104.5  $       68.8    $         15.6

    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       1.16%         1.10%         0.91%         0.95%             0.95%**
        Net investment income          0.34%         0.62%         0.97%         1.35%             1.43%**

    PORTFOLIO TURNOVER RATE           101.0%         82.8%         74.0%         74.1%             48.2%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:                N/A         1.15%         1.09%         1.53%             3.80%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                               N/A         0.57%         0.79%         0.77%            (1.42%)**


(a)  For the year ended December 31, 2000, the Funds were audited by Deloitte &
     Touche LLP. Each of the previous years were audited by other auditors.

*    Non-annualized

**   Annualized

N/A  Not Applicable

                       See notes to financial statements
                                       90


                                                         Bond Debenture Portfolio
                                ---------------------------------------------------------------------------
                                                                                          For the period
                                                                                         from May 1, 1996
                                 Year ended    Year ended    Year ended    Year ended    (date of initial
                                December 31,  December 31,  December 31,  December 31,  public offering) to
                                  2000(a)         1999          1998          1997       December 31, 1996

                                ---------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     12.475  $     12.381  $     12.112  $     10.970    $       10.098
                                ------------  ------------  ------------  ------------    --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income                 1.000         0.710         0.682         0.544             0.345
            Net realized and
                unrealized
                gains (losses)        (0.896)       (0.293)        0.072         1.147             0.949
                                ------------  ------------  ------------  ------------    --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                 0.104         0.417         0.754         1.691             1.294
                                ------------  ------------  ------------  ------------    --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                (0.832)       (0.244)       (0.349)       (0.549)           (0.342)
            Distributions from
                net realized
                gains                     --        (0.079)       (0.136)           --            (0.080)
                                ------------  ------------  ------------  ------------    --------------
        TOTAL DISTRIBUTIONS           (0.832)       (0.323)       (0.485)       (0.549)           (0.422)
                                ------------  ------------  ------------  ------------    --------------
NET ASSET VALUE, END OF PERIOD  $     11.747  $     12.475  $     12.381  $     12.112    $       10.970
                                ------------  ------------  ------------  ------------    --------------
TOTAL RETURN                           0.87%         3.40%         6.26%        15.63%            12.89%*
                                ------------  ------------  ------------  ------------    --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $      155.2  $      170.2  $      120.0  $       55.4    $          7.7

    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       0.85%         0.85%         0.85%         0.85%             0.85%**
        Net investment income          7.78%         6.74%         6.58%         6.68%             7.26%**

    PORTFOLIO TURNOVER RATE            64.9%         46.7%         84.7%        100.3%             58.1%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:              0.86%         0.86%         0.93%         1.07%             2.05%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                             7.77%         6.73%         6.50%         6.46%             6.06%**


(a)  For the year ended December 31, 2000, the Funds were audited by Deloitte &
     Touche LLP. Each of the previous years were audited by other auditors.

*    Non-annualized

**   Annualized

N/A  Not Applicable

                       See notes to financial statements
                                       91

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED



                                                  Mid-Cap Value Portfolio
                                -----------------------------------------------------------
                                                                           For the period
                                                                           from August 20,
                                                                                1997
                                 Year ended    Year ended    Year ended     (Commencement
                                December 31,  December 31,  December 31,  of Operations) to
                                  2000(a)         1999          1998      December 31, 1997

                                -----------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     11.168  $     10.583  $     10.481    $       10.000
                                ------------  ------------  ------------    --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income                 0.086         0.042         0.032             0.010
            Net realized and
                unrealized
                gains (losses)         5.789         0.557         0.087             0.481
                                ------------  ------------  ------------    --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                 5.875         0.599         0.119             0.491
                                ------------  ------------  ------------    --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                (0.039)       (0.014)       (0.017)           (0.010)
            Distributions from
                net realized
                gains                 (0.082)           --            --                --
                                ------------  ------------  ------------    --------------
        TOTAL DISTRIBUTIONS           (0.121)       (0.014)       (0.017)           (0.010)
                                ------------  ------------  ------------    --------------
NET ASSET VALUE, END OF PERIOD  $     16.922  $     11.168  $     10.583    $       10.481
                                ------------  ------------  ------------    --------------
TOTAL RETURN                          52.87%         5.71%         1.11%             4.90%*
                                ------------  ------------  ------------    --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $       60.0  $       29.4  $       18.3    $          2.2

    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       1.26%         1.25%         1.10%             1.10%**
        Net investment income          0.79%         0.50%         0.44%             0.97%**

    PORTFOLIO TURNOVER RATE            66.4%         64.3%         41.0%              1.5%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:                N/A         1.41%         1.68%             8.41%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                               N/A         0.34%        (0.14%)           (6.34%)**


(a)  For the period ended December 31, 2000, the Funds were audited by Deloitte
     & Touche LLP. Each of the previous years were audited by other auditors.

*    Non-annualized

**   Annualized

N/A  Not Applicable

                       See notes to financial statements
                                       92

                                               Large Cap Research Portfolio
                                -----------------------------------------------------------
                                                                           For the period
                                                                           from August 20,
                                                                                1997
                                 Year ended    Year ended    Year ended     (Commencement
                                December 31,  December 31,  December 31,  of Operations) to
                                  2000(a)         1999          1998      December 31, 1997

                                -----------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     14.991  $     11.964  $      9.905    $       10.000
                                ------------  ------------  ------------    --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income                 0.079         0.026         0.069             0.017
            Net realized and
                unrealized
                gains (losses)         1.593         3.023         2.023            (0.096)
                                ------------  ------------  ------------    --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                 1.672         3.049         2.092            (0.079)
                                ------------  ------------  ------------    --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                (0.036)       (0.022)       (0.033)           (0.016)
            Distributions from
                net realized
                gains                 (1.275)           --            --                --
                                ------------  ------------  ------------    --------------
        TOTAL DISTRIBUTIONS           (1.311)       (0.022)       (0.033)           (0.016)
                                ------------  ------------  ------------    --------------
NET ASSET VALUE, END OF PERIOD  $     15.352  $     14.991  $     11.964    $        9.905
                                ------------  ------------  ------------    --------------
TOTAL RETURN                          12.60%        25.54%        21.04%            (0.74%)*
                                ------------  ------------  ------------    --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $       49.7  $       36.0  $       13.9    $          1.4

    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       1.25%         1.25%         1.10%             1.10%**
        Net investment income          0.66%         0.41%         0.97%             1.53%**

    PORTFOLIO TURNOVER RATE            59.0%         67.7%        103.0%              1.3%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:                N/A         1.38%         1.95%            10.04%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                               N/A         0.28%         0.12%            (7.41%)**


(a)  For the period ended December 31, 2000, the Funds were audited by Deloitte
     & Touche LLP. Each of the previous years were audited by other auditors.

*    Non-annualized

**   Annualized

N/A  Not Applicable

                       See notes to financial statements
                                       93

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED



                                                 Developing Growth Portfolio
                                --------------------------------------------------------------
                                                                             For the period
                                                                          from August 20, 1997
                                 Year ended    Year ended    Year ended      (Commencement
                                December 31,  December 31,  December 31,   of Operations) to
                                  2000(a)         1999          1998       December 31, 1997

                                --------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     14.885  $     11.241  $     10.549     $       10.000
                                ------------  ------------  ------------     --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income (loss)         (0.077)       (0.073)       (0.025)             0.002
            Net realized and
                unrealized
                gains (losses)        (2.692)        3.717         0.723              0.549
                                ------------  ------------  ------------     --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                (2.769)        3.644         0.698              0.551
                                ------------  ------------  ------------     --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                    --            --            --             (0.002)
            Distributions in
                excess of net
                investment
                income                    --            --            --                 --
            Distributions from
                net realized
                gains                 (0.010)           --        (0.006)                --
            Distributions in
                excess of net
                realized gains        (0.663)           --            --                 --
                                ------------  ------------  ------------     --------------
        TOTAL DISTRIBUTIONS           (0.673)           --        (0.006)            (0.002)
                                ------------  ------------  ------------     --------------
NET ASSET VALUE, END OF PERIOD  $     11.443  $     14.885  $     11.241     $       10.549
                                ------------  ------------  ------------     --------------
TOTAL RETURN                         (18.87%)       32.47%         6.60%              5.52%*
                                ------------  ------------  ------------     --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $       42.4  $       33.6  $       15.9     $          1.7
    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       1.20%         1.15%         1.00%              1.00%**
        NET INVESTMENT INCOME         (0.71%)       (0.73%)       (0.47%)             0.18%**

    PORTFOLIO TURNOVER RATE            42.5%         53.2%         18.7%               9.1%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:              1.24%         1.34%         1.70%              9.00%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                            (0.75%)       (0.92%)       (1.17%)            (7.82%)**


(a)  For the period ended December 31, 2000, the Funds were audited by Deloitte
     & Touche LLP. Each of the previous years were audited by other auditors.

*    Non-annualized

**   Annualized

N/A  Not Applicable

                       See notes to financial statements
                                       94


                                   Lord Abbett Growth and Income
                                             Portfolio                                   Balanced Portfolio
                                -----------------------------------  -----------------------------------------------------------
                                                  For the period                                                For the period
                                               from January 8, 1999                                            from July 1, 1997
                                 Year ended       (Commencement       Year ended    Year ended    Year ended     (Commencement
                                December 31,    of Operations) to    December 31,  December 31,  December 31,  of Operations) to
                                   2000(a)      December 31, 1999      2000(a)         1999          1998      December 31, 1997

                                ------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
    PERIOD                      $     24.071      $       21.603     $     11.858  $     11.398  $     10.389   $       10.000
                                ------------      --------------     ------------  ------------  ------------   --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income (loss)          0.335               0.274            0.275         0.232         0.223            0.123
            Net realized and
                unrealized
                gains (losses)         3.086               2.194           (0.070)        0.581         1.152            0.477
                                ------------      --------------     ------------  ------------  ------------   --------------
        TOTAL FROM INVESTMENT
            OPERATIONS                 3.421               2.468            0.205         0.813         1.375            0.600
                                ------------      --------------     ------------  ------------  ------------   --------------
        DISTRIBUTIONS
            Dividends from net
                investment
                income                (0.283)                 --           (0.276)       (0.233)       (0.222)          (0.124)
            Distributions in
                excess of net
                investment
                income                    --                  --           (0.001)           --            --               --
            Distributions from
                net realized
                gains                 (0.229)                 --               --        (0.120)       (0.144)          (0.087)
            Distributions in
                excess of net
                realized gains        (0.164)                 --           (0.329)           --            --               --
                                ------------      --------------     ------------  ------------  ------------   --------------
        TOTAL DISTRIBUTIONS           (0.676)                 --           (0.606)       (0.353)       (0.366)          (0.211)
                                ------------      --------------     ------------  ------------  ------------   --------------
NET ASSET VALUE, END OF PERIOD  $     26.816      $       24.071     $     11.457  $     11.858  $     11.398   $       10.389
                                ------------      --------------     ------------  ------------  ------------   --------------
TOTAL RETURN                          14.68%              11.38%*           1.73%         7.14%        13.31%            6.01%*
                                ------------      --------------     ------------  ------------  ------------   --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period
        (In millions)           $      944.6      $        887.0     $        9.6  $        9.7  $        4.6   $          1.5
    RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                       0.70%               0.70%**          1.10%         1.10%         1.10%            1.10%**
        NET INVESTMENT INCOME          1.32%               1.24%**          2.30%         2.52%         2.54%            2.74%**

    PORTFOLIO TURNOVER RATE            51.7%               70.8%*           39.3%         27.4%         36.0%            13.6%*

(1) If certain expenses had
   not been reimbursed by the
   Adviser, total return would
   have been lower and the
   ratios would have been as
   follows:

   Ratio of Operating Expenses
   to Average Net Assets:                N/A                 N/A            1.91%         2.06%         3.08%            3.81%**

   Ratio of Net Investment
   Income to Average Net
   Assets:                               N/A                 N/A            1.48%         1.56%         0.56%            0.03%**


(a)  For the period ended December 31, 2000, the Funds were audited by Deloitte
     & Touche LLP. Each of the previous years were audited by other auditors.

*    Non-annualized

**   Annualized

N/A  Not Applicable

                       See notes to financial statements
                                       95

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED



                                                                      Equity Income Portfolio
                                          --------------------------------------------------------------------------------
                                                                                                          For the period
                                                                                                         from July 1, 1997
                                              Year ended           Year ended           Year ended         (Commencement
                                             December 31,         December 31,         December 31,      of Operations) to
                                                2000(a)               1999                 1998          December 31, 1997

                                          --------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $       11.169       $       11.626       $       11.047        $       10.000
                                          --------------       --------------       --------------        --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment income                  0.184                0.194                0.167                 0.074
            Net realized and unrealized
                gains (losses)                     1.452                0.107                0.862                 1.192
                                          --------------       --------------       --------------        --------------
        TOTAL FROM INVESTMENT OPERATIONS           1.636                0.301                1.029                 1.266
                                          --------------       --------------       --------------        --------------
        DISTRIBUTIONS
            Dividends from net
                investment income                 (0.179)              (0.190)              (0.167)               (0.074)
            Distributions from net
                realized gains                        --               (0.568)              (0.283)               (0.145)
            Distributions in excess of
                net realized gains                (0.038)                  --                   --                    --
                                          --------------       --------------       --------------        --------------
        TOTAL DISTRIBUTIONS                       (0.217)              (0.758)              (0.450)               (0.219)
                                          --------------       --------------       --------------        --------------
NET ASSET VALUE, END OF PERIOD            $       12.588       $       11.169       $       11.626        $       11.047
                                          --------------       --------------       --------------        --------------
TOTAL RETURN                                      14.64%                2.51%                9.35%                12.69%*
                                          --------------       --------------       --------------        --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period (In
        millions)                         $          7.4       $          7.0       $          4.7        $          1.7

    RATIOS TO AVERAGE NET ASSETS (1):
        Expenses                                   1.10%                1.10%                1.10%                 1.10%**
        Net investment income                      1.53%                1.85%                1.79%                 1.65%**

    PORTFOLIO TURNOVER RATE                        31.9%                58.8%                79.4%                 17.9%*

(1) If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:

   Ratio of Operating Expenses to
   Average Net Assets:                             2.15%                2.23%                2.69%                 3.58%**

   Ratio of Net Investment Income to
   Average Net Assets:                             0.48%                0.72%                0.20%                (0.83%)**


(a)  For the period ended December 31, 2000, the Funds were audited by Deloitte
     & Touche LLP. Each of the previous years were audited by other auditors.

*    Non-annualized

**   Annualized

N/A  Not Applicable

                       See notes to financial statements
                                       96

                                                                  Growth & Income Equity Portfolio
                                          --------------------------------------------------------------------------------
                                                                                                          For the period
                                                                                                         from July 1, 1997
                                              Year ended           Year ended           Year ended         (Commencement
                                             December 31,         December 31,         December 31,      of Operations) to
                                                2000(a)               1999                 1998          December 31, 1997

                                          --------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $       13.788       $       11.995       $       10.710        $       10.000
                                          --------------       --------------       --------------        --------------
        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment income                  0.039                0.049                0.057                 0.033
            Net realized and unrealized
                gains (losses)                    (0.807)               1.890                1.538                 0.793
                                          --------------       --------------       --------------        --------------
        TOTAL FROM INVESTMENT OPERATIONS          (0.768)               1.939                1.595                 0.826
                                          --------------       --------------       --------------        --------------
        DISTRIBUTIONS
            Dividends from net
                investment income                 (0.039)              (0.049)              (0.058)               (0.032)
            Distributions from net
                realized gains                    (0.479)              (0.097)              (0.252)               (0.084)
            Distributions in excess of
                net realized gains                    --                   --                   --                    --
                                          --------------       --------------       --------------        --------------
        TOTAL DISTRIBUTIONS                       (0.518)              (0.146)              (0.310)               (0.116)
                                          --------------       --------------       --------------        --------------
NET ASSET VALUE, END OF PERIOD            $       12.502       $       13.788       $       11.995        $       10.710
                                          --------------       --------------       --------------        --------------
TOTAL RETURN                                      (5.66%)              16.17%               14.95%                 8.26%*
                                          --------------       --------------       --------------        --------------
RATIOS/SUPPLEMENTAL DATA
    Net Assets, end of period (In
        millions)                         $         15.1       $         16.4       $          9.1        $          2.4

    RATIOS TO AVERAGE NET ASSETS (1):
        Expenses                                   1.10%                1.10%                1.10%                 1.10%**
        Net investment income                      0.29%                0.45%                0.65%                 0.87%**

    PORTFOLIO TURNOVER RATE                       106.4%                37.8%                57.5%                 18.1%*

(1) If certain expenses had not been
   reimbursed by the Adviser, total
   return would have been lower and the
   ratios would have been as follows:

   Ratio of Operating Expenses to
   Average Net Assets:                             1.56%                1.59%                2.00%                 3.51%**

   Ratio of Net Investment Income to
   Average Net Assets:                            (0.17%)              (0.04%)              (0.25%)               (1.54%)**


(a)  For the period ended December 31, 2000, the Funds were audited by Deloitte
     & Touche LLP. Each of the previous years were audited by other auditors.

*    Non-annualized

**   Annualized

N/A  Not Applicable

                       See notes to financial statements
                                       97

                               COVA SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Cova Series Trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust offers thirteen diversified portfolios (each, a Fund and collectively, the Funds) each of which operates as a distinct investment vehicle of the Trust. J.P. Morgan Investment Management Inc. manages the Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, and International Equity Portfolio. Lord Abbett & Co. manages the Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, and Lord Abbett Growth and Income Portfolio. Mississippi Valley Advisors Inc. manages the Balanced Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined in good faith by the Board of Trustees. Domestic fixed income investments are stated at values using the mean between the most recently quoted bid and asked prices. Foreign fixed income securities are valued at their sale price as of the close of the securities exchange on which the securities are listed. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees are used. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value.

Under the amortized cost method, investments are recorded at cost and any discount or premium is accreted or amortized, respectively, on a straight line basis to the maturity of the investment. Value on any given date equals original cost plus or minus accreted discount or amortized premium, respectively, to that date. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued at forward rates and are marked-to-market daily.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Funds currently do not amortize premiums on fixed income securities. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Funds have not completed their analysis on the impact of the accounting change.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Funds have not recorded a provision for federal income taxes. In addition, any Funds subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Large Cap Stock, Quality Bond, and International Equity Portfolios, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2000, the accumulated capital loss carryforwards and expiration dates by

                                       98

                               COVA SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

D. FEDERAL INCOME TAXES - CONTINUED
Fund were as follows: Quality Bond $3,023,092 expiring in 2007 and $2,305,867 expiring in 2008, Bond Debenture $2,276,221 expiring in 2007 and $889,407 expiring in 2008, Large Cap Stock $4,533,984 expiring in 2008, Developing Growth $1,934,268 expiring in 2008, and Lord Abbett Growth and Income $5,818,547 expiring in 2008.

For tax purposes, the Equity Income and Growth and Equity Income Portfolios elected to defer to its fiscal year ending December 31, 2001, $81,049 and $340,618 of losses, respectively, recognized during the period of November 1, 2000 to December 31, 2000.

E. DISTRIBUTION OF INCOME AND GAINS - The Funds annually declare, pay and automatically reinvest dividends from net investment income and distributions of any net realized capital gains.

F. DERIVATIVES - A derivative financial instrument, in general terms, is a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Funds primarily use derivative instruments to protect against possible changes in the market value of their investments. All of the Funds' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation of investments. Upon disposition, a realized gain or loss is recognized accordingly.

The primary risks associated with the use of these financial instruments for hedging purposes are the possibility of (a) an imperfect correlation between the change in market value of the hedged securities held by the Funds and the change in market value of these financial instruments, and (b) an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The following are brief descriptions of derivative instruments the Funds may hold.

A. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Funds are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

B. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Funds to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised this loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

C. FORWARD FOREIGN CURRENCY CONTRACTS - The Quality Bond and International Equity Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward

                                       99

                               COVA SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

F. DERIVATIVES - CONTINUED
rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. SECURITY LENDING - The Funds may lend their securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Funds receive compensation for lending their securities.

Each Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

H. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Fund does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. REVERSE REPURCHASE AGREEMENTS - The Funds may enter into reverse repurchase agreements with selected commercial banks or broker-dealers. In a reverse repurchase agreement, the Fund sells securities as collateral and agrees to repurchase them at a mutually agreed upon date and price. This practice is the equivalent of borrowing using the securities as collateral and can create leverage. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the collateral securities to be repurchased by the Fund may be delayed or limited.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement with Cova Investment Advisory Corporation (the "Adviser"), pursuant to which the Adviser manages the investment operations of the Trust's affairs. On January 6, 2000, the Advisers ultimate parent company General American Mutual Holding Company, was acquired by the Metropolitan Life Insurance Company. The Adviser has entered into sub-advisory agreements with J.P. Morgan Investment Management Inc., Lord
Abbett & Co., and Mississippi Valley Advisors Inc. (the "Sub-advisers") for investment advisory services in connection with the investment management of the Funds.

The Adviser supervises the Sub-advisers and makes recommendations to the Board of Trustees with respect to the retention or renewal of the sub-advisory agreements. The Adviser pays the Sub-advisers and bears the cost of compensating officers of the Trust.

                                      100

                               COVA SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Funds' investment advisory agreement, the Funds pay the Adviser a monthly fee based upon annual rates applied to each of the Funds' average daily net assets as follows:



Fund                           Average Daily Net Assets  % Per Annum
----                           ------------------------  -----------


Small Cap Stock                All                       0.85%
Quality Bond                   First $75 Million         0.55%
                               Over $75 Million          0.50%
Select Equity                  First $50 Million         0.75%
                               Over $50 Million          0.65%
Large Cap Stock                All                       0.65%
International Equity           First $50 Million         0.85%
                               Over $50 Million          0.75%
Lord Abbett Growth and Income  All                       0.65%
Bond Debenture                 All                       0.75%
Mid-Cap Value                  All                       1.00%
Large Cap Research             All                       1.00%
Developing Growth              All                       0.90%
Balanced                       All                       1.00%
Equity Income                  All                       1.00%
Growth & Income Equity         All                       1.00%


The Trust has entered into a Custodian, Fund Accounting, and Transfer Agency Agreement with Investors Bank & Trust Company ("Investors Bank").

Cova Variable Annuity Account One and Five, Cova Variable Life Account One, Five, and Eight, and First Cova Variable Annuity Account One are separate investment accounts offered by Cova Financial Services Life Insurance Co. and its subsidiaries, Cova Financial Life Insurance Co. and First Cova Life Insurance Co. (collectively "Cova Life"). At December 31, 2000, Cova Life owned all shares of beneficial interest of each Fund except those listed below.



                                                        Percentage of Ownership
                                          ----------------------------------------------------
                                          Lord, Abbett & Co.  Mississippi Valley Advisors Inc.
                                          ------------------  --------------------------------


Mid-Cap Value                                       0.3%                            --
Large Cap Research                                  0.4%                            --
Developing Growth                                   0.3%                            --
Balanced                                             --                           13.6%
Equity Income                                        --                           19.4%
Growth & Income Equity                               --                            9.1%


                                      101

                               COVA SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
The Adviser has voluntarily reimbursed the Quality Bond, Bond Debenture, Balanced, Equity Income, and Growth & Income Equity Portfolios for their operating expenses, exclusive of brokerage, advisory, or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceeded an annual rate of .10% of the average daily net assets. The Adviser has voluntarily reimbursed the Developing Growth Portfolio for its operating expenses, exclusive of brokerage, advisory, or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceeded an annual rate of .30% of the average daily net assets.

3. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2000 were as follows:



                                                       Purchases
                                     ----------------------------------------------
Portfolio:                           U.S. Government   Non-Government     Total
----------                           ---------------   --------------     -----


Small Cap Stock                        $          0     $111,359,031   $111,359,031
Quality Bond                            146,159,860       59,184,961    205,344,821
Select Equity                                     0      185,685,147    185,685,147
Large Cap Stock                           1,427,063      198,405,280    199,832,343
International Equity                              0      133,667,564    133,667,564
Bond Debenture                           29,975,781       71,489,010    101,464,791
Mid-Cap Value                                     0       38,928,895     38,928,895
Large Cap Research                                0       31,188,800     31,188,800
Developing Growth                                 0       34,249,456     34,249,456
Lord Abbett Growth and Income                     0      434,121,356    434,121,356
Balanced                                          0        4,525,129      4,525,129
Equity Income                                     0        2,146,878      2,146,878
Growth & Income Equity                            0       16,125,652     16,125,652




                                                         Sales
                                     ---------------------------------------------
Portfolio:                           U.S. Government  Non-Government     Total
----------                           ---------------  --------------     -----


Small Cap Stock                       $          0     $109,106,518   $109,106,518
Quality Bond                           156,544,191       46,602,451    203,146,642
Select Equity                                    0      189,313,781    189,313,781
Large Cap Stock                            901,688      180,970,684    181,872,372
International Equity                             0      130,390,862    130,390,862
Bond Debenture                          31,467,363       70,407,424    101,874,787
Mid-Cap Value                                    0       25,220,604     25,220,604
Large Cap Research                               0       22,844,466     22,844,466
Developing Growth                                0       16,040,713     16,040,713
Lord Abbett Growth and Income                    0      474,469,445    474,469,445
Balanced                                         0        3,470,671      3,470,671
Equity Income                                    0        2,249,962      2,249,962
Growth & Income Equity                           0       16,071,390     16,071,390


                                      102

                               COVA SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

3. INVESTMENT TRANSACTIONS - CONTINUED
At December 31, 2000, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:



                                                                                    Unrealized Net
                                Federal Income  Gross Unrealized  Gross Unrealized  Appreciation/
Portfolio:                         Tax Cost       Appreciation     (Depreciation)   (Depreciation)
----------                         --------       ------------     --------------   --------------


Small Cap Stock                  $ 97,796,029     $ 18,252,251      $(12,416,708)    $  5,835,543
Quality Bond                       92,929,691        3,320,472          (177,391)       3,143,081
Select Equity                     241,124,994       29,091,129       (29,103,585)         (12,456)
Large Cap Stock                   261,736,374       29,215,655       (31,307,433)      (2,091,778)
International Equity              129,462,527        8,018,957       (14,797,672)      (6,778,715)
Bond Debenture                    171,472,146        3,675,417       (17,749,577)     (14,074,160)
Mid-Cap Value                      48,529,431       15,224,352        (1,586,549)      13,637,803
Large Cap Research                 41,679,951        9,571,216        (1,055,552)       8,515,664
Developing Growth                  45,199,897        9,891,306        (9,863,636)          27,670
Lord Abbett Growth and Income     804,558,383      194,387,619       (11,177,184)     183,210,435
Balanced                            8,546,692        1,017,252          (460,384)         556,868
Equity Income                       6,633,832        1,377,407          (556,234)         821,173
Growth & Income Equity             13,707,977        1,707,705        (1,158,306)         549,399


4. FUTURES CONTRACTS

Transactions in futures contracts for the year ended December 31, 2000, were as follows:



                                      Quality     Large    International
                                       Bond     Cap Stock     Equity
                                     Portfolio  Portfolio    Portfolio
                                     ---------  ---------    ---------


Futures Contracts Outstanding at
  December 31, 1999                       318        11
Contracts Opened                        1,572        84            462
Contracts Closed                       (1,612)      (90)          (407)
                                     --------    ------      ---------
Futures Contracts Outstanding at
  December 31, 2000                       278         5             55
                                     ========    ======      =========


The futures contracts outstanding as of December 31, 2000 and the description and unrealized appreciation or depreciation were as follows:



                                                                  Unrealized
                                                                Appreciation/
                                     Contracts  Notional Value  (Depreciation)
                                     ---------  --------------  --------------


International Equity Portfolio:
Dow Jones Euro Stoxx 50 Futures           44     $ 1,987,702      $ (10,263)
March 2001 - Long

International Equity Portfolio:
Tokyo Price Index Futures                  4     $   448,976      $  19,386
March 2001 - Short


                                      103

                               COVA SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

4. FUTURES CONTRACTS - CONTINUED


                                                                  Unrealized
                                                                Appreciation/
                                     Contracts  Notional Value  (Depreciation)
                                     ---------  --------------  --------------


International Equity Portfolio:
ASX Shore Price Index Futures              7     $   315,909      $   6,975
March 2001 - Short

Large Cap Stock Portfolio:
S&P Index Futures                          5     $ 1,668,750      $  (3,253)
March 2001 - Long

Quality Bond Portfolio:
U.S. Treasury Note 5 Year Futures        153     $15,845,063      $ 318,338
March 2001 - Long

Quality Bond Portfolio:
U.S. Treasury Note 2 Year Futures         25     $ 5,078,906      $  56,003
March 2001 - Long

Quality Bond Portfolio:
U.S. Treasury Note 10 Year Futures        77     $ 8,074,172      $(142,220)
March 2001 - Short

Quality Bond Portfolio:
U.S. Treasury Bond Futures                23     $ 2,406,375      $ (49,158)
March 2001 - Short


5. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts for the International Equity Portfolio at December 31, 2000, were as follows:

Forward Foreign Currency Contracts to Buy:



                                                                                        Net Unrealized
                                                           Value at        In Exchange  Appreciation/
                     Settlement Date                  December 31, 2000    for U.S. $   (Depreciation)
      ---------------------------------------------   -----------------    ----------   --------------


      1/2/2001           36,520 Euro Dollar              $    34,292           33,796    $       496
      1/3/2001           74,796 Euro Dollar                   70,237           70,218             19
      1/10/2001        13,885,331 Euro Dollar             13,043,601       12,012,872      1,030,729
      1/10/2001   1,274,263 British Pound Sterling         1,904,753        1,865,966         38,787
      1/4/2001          400,000 Japanese Yen                   3,504            3,483             21
      1/10/2001       584,182,168 Japanese Yen             5,123,434        5,256,877       (133,443)
      1/10/2001        4,970,200 Swedish Krona               527,697          509,764         17,933
                                                                                         -----------
                                                                                         $   954,542
                                                                                         ===========


                                      104

                               COVA SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

5. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

Forward Foreign Currency Contracts to Sell:



                                                                                        Net Unrealized
                                                           Value at        In Exchange  Appreciation/
                     Settlement Date                  December 31, 2000    for U.S. $   (Depreciation)
      ---------------------------------------------   -----------------    ----------   --------------


      1/2/2001         3,850 Australian Dollar           $     2,142            2,129    $       (13)
      1/3/2001        125,396 Australian Dollar               69,762           70,218            456
      1/10/2001       650,000 Australian Dollar              361,652          351,435        (10,217)
      1/10/2001         6,713,850 Swiss Franc              4,149,105        3,877,884       (271,221)
      1/10/2001         6,883,850 Euro Dollar              6,466,551        6,092,023       (374,528)
      1/10/2001   1,270,200 British Pound Sterling         1,898,680        1,838,681        (59,999)
      1/10/2001       819,108,393 Japanese Yen             7,183,800        7,532,023        348,223
                                                                                         -----------
                                                                                         $  (367,299)
                                                                                         ===========


6. SECURITY LENDING

As of December 31, 2000, certain Portfolios had loaned securities which were collateralized by short term investments. The value of the securities on loan and the value of the related collateral were as follows:



Fund                                      Value of Securities  Value of Collateral
----                                      -------------------  -------------------


Small Cap Stock                               $11,075,826          $11,578,060
Quality Bond                                  $ 3,968,786          $ 4,092,250
Select Equity                                 $14,806,327          $15,301,240
Large Cap Stock                               $15,722,967          $16,169,768
International Equity                          $ 6,342,288          $ 6,699,303
Bond Debenture                                $ 9,023,314          $ 9,243,308
Mid-Cap Value                                 $ 4,505,075          $ 4,600,200
Large Cap Research                            $ 3,583,961          $ 3,681,476
Developing Growth                             $ 3,848,922          $ 4,003,578
Lord Abbett Growth and Income                 $69,685,139          $71,717,010


7. SUBSEQUENT EVENT (UNAUDITED)

At a Special Meeting of Shareholders held on January 26, 2001, the shareholders of the Trust approved the reorganization of the Funds pursuant to an Agreement and Plan of Reorganization between Met Investors Series Trust ("MIT") and Cova Series Trust dated as of December 8, 2000. MIT is an open-end management investment company registered under the 1940 Act. MIT was established under an Agreement and Declaration of Trust dated as of July 27, 2000.

The reorganization will be completed on February 12, 2001. Under the reorganization, all of the assets of the Funds of Cova Series Trust, with the exception of Large Cap Research Portfolio will be acquired by a corresponding series of MIT in exchange for shares of such new series and the assumption by the series of the identified liabilities of each Fund. In addition, the net assets of the Large Cap Research Portfolio will be acquired by the Lord Abbett Growth & Income Portfolio of MIT. The shareholders of each of the above Funds will receive Class A shares of each corresponding series having an aggregate net asset value equal to the aggregate net asset value of each Fund. The transaction will be structured to qualify as a tax-free reorganization under the Internal Revenue Code.

Met Investors Advisory Corp. will serve as the investment adviser to each of the series of MIT. The Advisory fees and voluntary expense limitations will change for certain of the Funds.

8. CHANGE OF INDEPENDENT AUDITORS (UNAUDITED)

On May 24, 2000, The Trust's Board of Trustees, upon the recommendation of its Audit Committee requested and subsequently accepted the resignation of KPMG LLP
(KPMG) as the Funds' independent auditors. KPMG's reports on the Funds' financial statements for the fiscal years ended December 31, 1996, December 31, 1997, December 31, 1998, and December 31, 1999 contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal years ended
December 31, 1996 December 31, 1997, December 31, 1998, and December 31, 1999:
(i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved

                                      105

                               COVA SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

8. CHANGE OF INDEPENDENT AUDITORS (UNAUDITED) - CONTINUED to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304 (a)(l)(v) of Regulated S-K under the Securities Exchange Act of 1934, as amended.

The Trust, by action of its Trustees, upon the recommendation of its Audit Committee of the Board, has engaged Deloitte & Touche LLP ("D&T") as the independent auditors to audit the Funds' financial statements for the fiscal year ended December 31, 2000. During the Funds' fiscal years ended December 31, 1996, December 31, 1997, December 31, 1998, and December 31, 1999, neither the Trust nor anyone on its behalf has consulted D&T on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(l)(iv) of Item 304 of Regulation S-K) of reportable events (as described in paragraph (a)(l)(v) of said Item 304).

                                      106

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Cova Series Trust:

We have audited the accompanying statements of assets and liabilities of Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio, Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, Lord Abbett Growth & Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Growth & Income Equity Portfolio, portfolios of Cova Series Trust (the Trust) including the portfolio of investments, as of December 31, 2000, and the related statements of operations, of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of the Trust for the year ended December 31, 1999 and the financial highlights for each of the years or periods in the four year period then ended were audited by other auditors whose report, dated February 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 2, 2001

                                      107

                               COVA SERIES TRUST

                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                               COVA SERIES TRUST
                      SUPPLEMENTAL INFORMATION (UNAUDITED)
                               DECEMBER 31, 2000

PROXY VOTING RESULTS

A special meeting of the Funds' shareholders was held on January 6, 2000, as adjourned from December 23, 1999. The results of votes taken among shareholders on proposals before them are reported below.

Proposal 1:
       To approve a New Investment Advisory Agreement between Cova Investment Advisory Corporation and Cova Series Trust, such New Investment Advisory Agreement to contain the same terms and conditions as the current Investment Advisory Agreement except for the dates of execution, effectiveness and termination.


    NAME OF PORTFOLIO                                FOR                     AGAINST                   ABSTAIN

    J.P. Morgan:
    Quality Bond                                   8,691,406.774               79,946.014                198,606.356
    Small Cap Stock                                6,077,177.487               37,360.639                211,859.963
    Large Cap Stock                               12,184,212.280               75,152.574                306,007.895
    Select Equity                                 14,886,139.727               84,172.180                409,902.260
    International Equity                           8,166,318.635               49,903.063                236,732.570
    Lord Abbett & Co.:
    Bond Debenture                                13,122,272.625               86,410.035                420,341.120
    Mid-Cap Value                                  2,462,281.489                9,053.062                 73,431.172
    Large Cap Research                             2,200,043.069                    0.000                 64,962.829
    Developing Growth                              2,032,302.306               17,915.644                 72,575.772
    Lord Abbett Growth and Income                 35,394,437.195              248,869.019              1,178,927.909
    Mississippi Valley Advisors:
    Balanced                                         622,428.276               18,133.335                 23,004.638
    Equity Income                                    458,726.574                2,578.520                 11,462.263
    Growth & Income Equity                         1,034,850.037                    0.000                 28,214.795
    Riggs Bank:
    Riggs Stock*                                      11,942.215                    0.000                      0.000
    Riggs U.S. Government Securities*                 21,483.451                    0.000                      0.000


* Portfolio ceased operations on June 29, 2000

                                      108

Proposal 2:
       To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and J.P. Morgan Investment Management Inc., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.


    NAME OF PORTFOLIO                                FOR                     AGAINST                   ABSTAIN

    J.P. Morgan:
    Quality Bond                                   8,694,267.577               80,941.416                194,750.151
    Small Cap Stock                                6,077,447.504               52,260.865                196,689.720
    Large Cap Stock                               12,232,013.184               72,413.984                260,945.581
    Select Equity                                 14,896,949.669               92,745.539                390,518.959
    International Equity                           8,143,073.567               63,584.094                246,296.607


Proposal 3:
       To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Lord, Abbett & Co., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.


    NAME OF PORTFOLIO                                FOR                     AGAINST                   ABSTAIN

    Lord, Abbett:
    Bond Debenture                                13,164,795.350               91,879.238                372,349.192
    Mid-Cap Value                                  2,469,786.540                4,786.053                 70,193.130
    Large Cap Research                             2,197,789.176                    0.000                 67,216.722
    Developing Growth                              2,044,088.035               14,413.495                 64,242.193
    Lord Abbett Growth and Income                 35,428,800.441              269,039.875              1,124,393.807


Proposal 4:
       To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Mississippi Valley Advisors Inc., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.


    NAME OF PORTFOLIO                                FOR                     AGAINST                   ABSTAIN

    Mississippi Valley Advisors:
    Balanced                                         621,704.426               18,133.335                 23,728.489
    Equity Income                                    458,726.574                    0.000                 14,040.783
    Growth & Income Equity                         1,029,055.878                    0.000                 34,008.954


Proposal 5:
       To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Riggs Bank N.A., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.


    NAME OF PORTFOLIO                                FOR                     AGAINST                   ABSTAIN

    Riggs Bank:
    Riggs Stock*                                      11,942.215               0.000                      0.000
    Riggs U.S. Government Securities*                 21,483.451


* Portfolio ceased operations on June 29, 2000.

                                      109